EXHIBIT 4.1

                          BEAR STEARNS ARM TRUST 2005-2

                                     Issuer,

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                            Securities Administrator


                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                Indenture Trustee

         --------------------------------------------------------------


                                    INDENTURE

                          Dated as of February 28, 2005


         --------------------------------------------------------------



                              MORTGAGE-BACKED NOTES


                             ----------------------

                                                 TABLE OF CONTENTS
                                                 -----------------

Section                                                                                                        Page
-------                                                                                                        ----

ARTICLE I
Definitions
         Section 1.01      Definitions............................................................................2
         Section 1.02      Incorporation by Reference of Trust Indenture Act......................................2
         Section 1.03      Rules of Construction..................................................................2

ARTICLE II
Original Issuance of Notes
         Section 2.01      Form...................................................................................4
         Section 2.02      Execution, Authentication and Delivery.................................................4

ARTICLE III
Covenants
         Section 3.01      Payment Account; Collection of Payments With Respect to the
                           Grantor Trust Certificate..............................................................5
         Section 3.02      Existence..............................................................................5
         Section 3.03      Payment of Principal and Interest......................................................6
         Section 3.04      Protection of Trust Estate............................................................10
         Section 3.05      Opinions as to Trust Estate...........................................................11
         Section 3.06      Performance of Obligations............................................................11
         Section 3.07      Negative Covenants....................................................................12
         Section 3.08      Annual Statement as to Compliance.....................................................12
         Section 3.09      [Reserved]............................................................................12
         Section 3.10      Representations and Warranties Concerning the Grantor
                           Trust Certificate.....................................................................12
         Section 3.11      Investment Company Act................................................................13
         Section 3.12      Issuer May Consolidate, etc...........................................................13
         Section 3.13      Successor or Transferee...............................................................15
         Section 3.14      No Other Business.....................................................................15
         Section 3.15      No Borrowing..........................................................................15
         Section 3.16      Guarantees, Loans, Monthly Advances and Other Liabilities.............................15
         Section 3.17      Capital Expenditures..................................................................15
         Section 3.18      Determination of Note Index...........................................................15
         Section 3.19      Restricted Payments...................................................................16
         Section 3.20      Notice of Events of Default...........................................................17
         Section 3.21      Further Instruments and Acts..........................................................17
         Section 3.22      Actions by the Investor...............................................................17
         Section 3.23      Certain Representations Regarding the Trust Estate....................................17
         Section 3.24      Allocation of Realized Losses.........................................................17
         Section 3.25      Permitted Withdrawals and Transfers from the Payment Account..........................19



                                                         i




ARTICLE IV
The Notes; Satisfaction and Discharge of Indenture
         Section 4.01      The Notes.............................................................................22
         Section 4.02      Registration of and Limitations on Transfer and Exchange of
                           Notes; Appointment of Note Registrar and Certificate Registrar........................22
         Section 4.03      Mutilated, Destroyed, Lost or Stolen Notes............................................24
         Section 4.04      Persons Deemed Owners.................................................................25
         Section 4.05      Cancellation..........................................................................25
         Section 4.06      Book-Entry Notes......................................................................26
         Section 4.07      Notices to Depository.................................................................27
         Section 4.08      Definitive Notes......................................................................27
         Section 4.09      Tax Treatment.........................................................................28
         Section 4.10      Satisfaction and Discharge of Indenture...............................................28
         Section 4.11      Application of Trust Money............................................................29
         Section 4.12      [Reserved.............................................................................29
         Section 4.13      Repayment of Monies Held by Paying Agent..............................................29
         Section 4.14      Temporary Notes.......................................................................29
         Section 4.15      Representation Regarding ERISA........................................................30

ARTICLE V
Default and Remedies
         Section 5.01      Events of Default.....................................................................32
         Section 5.02      Acceleration of Maturity; Rescission and Annulment....................................32
         Section 5.03      Collection of Indebtedness and Suits for Enforcement by
                           Indenture Trustee.....................................................................33
         Section 5.04      Remedies; Priorities..................................................................35
         Section 5.05      Optional Preservation of the Trust Estate.............................................37
         Section 5.06      Limitation of Suits...................................................................37
         Section 5.07      Unconditional Rights of Noteholders To Receive Principal and
                           Interest..............................................................................38
         Section 5.08      Restoration of Rights and Remedies....................................................38
         Section 5.09      Rights and Remedies Cumulative........................................................38
         Section 5.10      Delay or Omission Not a Waiver........................................................38
         Section 5.11      Control By Noteholders................................................................39
         Section 5.12      Waiver of Past Defaults...............................................................39
         Section 5.13      Undertaking for Costs.................................................................39
         Section 5.14      Waiver of Stay or Extension Laws......................................................40
         Section 5.15      Sale of Trust Estate..................................................................40
         Section 5.16      Action on Notes.......................................................................41

ARTICLE VI
The Indenture Trustee and The Securities Administrator
         Section 6.01      Duties of Indenture Trustee and Securities Administrator..............................43
         Section 6.02      Rights of Indenture Trustee and Securities Administrator..............................44
         Section 6.03      Individual Rights of Indenture Trustee................................................46
         Section 6.04      [Reserved]............................................................................47


                                                        ii




         Section 6.05      Indenture Trustee's and Securities Administrator's Disclaimer.........................47
         Section 6.06      Notice of Event of Default............................................................47
         Section 6.07      Reports to Holders and Tax Administration.............................................47
         Section 6.08      Compensation..........................................................................47
         Section 6.09      Replacement of Indenture Trustee and the Securities Administrator.....................48
         Section 6.10      Successor Indenture Trustee and Securities Administrator by Merger....................49
         Section 6.11      Appointment of Co-Indenture Trustee or Separate Indenture Trustee.....................50
         Section 6.12      Eligibility; Disqualification.........................................................51
         Section 6.13      [Reserved]............................................................................51
         Section 6.14      Representations and Warranties........................................................51
         Section 6.15      Directions to Indenture Trustee and the Securities Administrator......................51
         Section 6.16      The Agents............................................................................52

ARTICLE VII
Noteholders' Lists and Reports
         Section 7.01      Issuer To Furnish Securities Administrator Trustee Names and Addresses of
         Noteholders.............................................................................................53
         Section 7.02      Preservation of Information; Communications to Noteholders............................53
         Section 7.03      Financial Information.................................................................53
         Section 7.04      Statements to Noteholders.............................................................53
         Section 7.05      Reports Filed with Securities and Exchange Commission.................................55

ARTICLE VIII
Accounts, Disbursements and Releases
         Section 8.01      Collection of Money...................................................................57
         Section 8.02      Officer's Certificate.................................................................57
         Section 8.03      Termination Upon Distribution to Noteholders..........................................57
         Section 8.04      Release of Trust Estate...............................................................57
         Section 8.05      Surrender of Notes Upon Final Payment.................................................58
         Section 8.06      Optional Redemption of the Mortgage Loans.............................................58

ARTICLE IX
Supplemental Indentures
         Section 9.01      Supplemental Indentures Without Consent of Noteholders................................60
         Section 9.02      Supplemental Indentures With Consent of Noteholders...................................61
         Section 9.03      Execution of Supplemental Indentures..................................................63
         Section 9.04      Effect of Supplemental Indenture......................................................63
         Section 9.05      Conformity with Trust Indenture Act...................................................63
         Section 9.06      Reference in Notes to Supplemental Indentures.........................................63

ARTICLE X
Miscellaneous
         Section 10.01     Compliance Certificates and Opinions, etc.............................................64
         Section 10.02     Form of Documents Delivered to Indenture Trustee......................................65
         Section 10.03     Acts of Noteholders...................................................................66
         Section 10.04     Notices etc., to Indenture Trustee Issuer, Securities Administrator  and


                                                        iii

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                           Rating Agencies.......................................................................66
         Section 10.05     Notices to Noteholders; Waiver........................................................67
         Section 10.06     Conflict with Trust Indenture Act.....................................................68
         Section 10.07     Effect of Headings....................................................................68
         Section 10.08     Successors and Assigns................................................................68
         Section 10.09     Separability..........................................................................68
         Section 10.10     Legal Holidays........................................................................68
         Section 10.11     GOVERNING LAW.........................................................................68
         Section 10.12     Counterparts..........................................................................68
         Section 10.13     Recording of Indenture................................................................68
         Section 10.14     Issuer Obligation.....................................................................69
         Section 10.15     No Petition...........................................................................69
         Section 10.16     Inspection............................................................................69

                  EXHIBITS

         Exhibit A-1    --    Form of Class A-[1][2] Notes
         Exhibit A-2    --    Form of Class A-[3][4] Notes
         Exhibit A-3    --    Form of Class X-1 Notes
         Exhibit A-4    --    Form of Class B Notes
         Exhibit B      --    Mortgage Loan Schedule
         Exhibit C      --    Form of Rule 144A Investment Representation Letter
         Exhibit D      --    Form of Transferee Letter
         Exhibit E      --    Form of Transferor Certificate
         Exhibit F      --    Form of Transferee Letter (REIT)
         Exhibit G      --    Form of Transferor Letter

         Appendix A     --    Definitions

                                  RECONCILIATION AND TIE BETWEEN TRUST INDENTURE
                                       ACT OF 1939 AND INDENTURE PROVISIONS*


           Act Section     Indenture Section

         Trust Indenture
            Act Section    Indenture Section
            -----------    -----------------
         310(a)(1).............................................................................................6.11
                  (a)(2).......................................................................................6.11
                  (a)(3).......................................................................................6.10
                  (a)(4).............................................................................Not Applicable
                  (a)(5).......................................................................................6.11
                  (b)....................................................................................6.08, 6.11
                  (c)................................................................................Not Applicable
         311(a)................................................................................................6.12
                  (b)..........................................................................................6.12
                  (c)................................................................................Not Applicable
         312(a).......................................................................................7.01, 7.02(a)
                  (b).......................................................................................7.02(b)
                  (c).......................................................................................7.02(c)
         313(a)......................................................................................Not Applicable
                  (b)................................................................................Not Applicable
                  (c)................................................................................Not Applicable
                  (d)................................................................................Not Applicable
         314(a)................................................................................................3.10
                   (b).........................................................................................3.07
                  (c)(1)..........................................................................8.05(c), 10.01(a)
                  (c)(2)..........................................................................8.05(c), 10.01(a)
                  (c)(3)............................................................................Not Applicable
                  (d)(1)..........................................................................8.05(c), 10.01(b)
                  (d)(2)..........................................................................8.05(c), 10.01(b)
                  (d)(3)..........................................................................8.05(c), 10.01(b)
                  (e)......................................................................................10.01(a)
         315(a).............................................................................................6.01(b)
                  (b)..........................................................................................6.05
                  (c).......................................................................................6.01(a)
                  (d).......................................................................................6.01(c)
                  (d)(1)....................................................................................6.01(c)
                  (d)(2)....................................................................................6.01(c)
                  (d)(3)....................................................................................6.01(c)
                  (e)..........................................................................................5.13
         316(a)(1)(A)..........................................................................................5.11
         316(a)(1)(B)..........................................................................................5.12
         316(a)(2)...................................................................................Not Applicable
         316(b)................................................................................................5.07


                                                         v

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         317(a)(1).............................................................................................5.04
         317(a)(2)..........................................................................................5.03(d)
         317(b)..........................................................................................3.03(a)(i)
         318(a)...............................................................................................10.07

                  This Indenture, dated as of February 28, 2005, is entered into among Bear Stearns ARM Trust 2005-2, a Delaware statutory trust, as Issuer (the "Issuer"), Wells Fargo Bank, National Association, as Securities Administrator (the "Securities Administrator") and U.S. Bank National Association, as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

                  Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Mortgage-Backed Notes, Series 2005-2 (the "Notes").

                                 GRANTING CLAUSE

                  The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to, whether now existing or hereafter created, (a) the Grantor Trust Certificate representing the entire beneficial interest in the Mortgage Loans, (b) all funds on deposit from time to time in the Payment Account excluding any investment income from such funds; and (c) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Trust Estate" or the "Collateral").

                  The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, subject to the priority set forth herein, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

                  The Indenture Trustee, as trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and each of the Indenture Trustee and the Securities Administrator agree to perform their respective duties as Indenture Trustee and Securities Administrator as required herein.

                                    ARTICLE I

                                   Definitions

         Section 1.01 DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions attached hereto as Appendix A which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.02 INCORPORATION BY REFERENCE OF TRUST INDENTURE ACT. Whenever this Indenture refers to a provision of the Trust Indenture Act (the "TIA"), the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "indenture securities" means the Notes.

                  "indenture security holder" means a Noteholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Indenture Trustee.

                  "obligor" on the indenture securities means the Issuer and any other obligor on the indenture securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rules have the meanings assigned to them by such definitions.

         Section 1.03 RULES OF CONSTRUCTION. Unless the context otherwise requires:

                           (i) a term has the meaning assigned to it;

                           (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                           (iii) "or" is not exclusive;

                           (iv) "including" means including without limitation;

                           (v) words in the singular include the plural and words in the plural include the singular; and

                           (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Notes

         Section 2.01 FORM. The Class A-1, Class A-2, Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class X-1, Class B-4, Class B-5 and Class B-6 Notes, together with the Securities Administrator's certificate of authentication, shall be in substantially the form set forth in Exhibits A-1, A-2, A-3 and A-4 to this Indenture, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.

         The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders).

         The terms of the Notes set forth in Exhibits A-1, A-2, A-3 and A-4 to this Indenture are part of the terms of this Indenture.

         Section 2.02 EXECUTION, AUTHENTICATION AND DELIVERY. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Securities Administrator shall upon Issuer Request authenticate and deliver each Class of Notes for original issue in an aggregate initial principal amount equal to the Initial Note Principal Balance or Initial Notional Amount, as applicable, for such Class of Notes.

         Each of the Notes shall be dated the date of its authentication. The Class A-1 Notes and Class A-2 Notes shall be issuable as registered Notes in book-entry form and the Notes shall be issuable in the minimum initial Note Principal Balances of $25,000 and in integral multiples of $1 in excess thereof. The Class X-1 Notes shall be issuable as registered Notes in physical form and the Notes shall be issuable in the minimum initial Notional Amount of $25,000 and in integral multiples of $1 in excess thereof. The Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Notes shall be issuable as registered Notes in physical form and the Notes shall be issuable in the minimum initial Note Principal Balances of $25,000 and in integral multiples of $1 in excess thereof.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Securities Administrator by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

                                   ARTICLE III

                                    Covenants

         Section 3.01 PAYMENT ACCOUNT; COLLECTION OF PAYMENTS WITH RESPECT TO THE GRANTOR TRUST CERTIFICATE. (a) On or prior to the Closing Date, the Issuer shall cause the Securities Administrator to establish and maintain, in the name of the Securities Administrator, for the benefit of the Noteholders and the Class B Grantor Trust Certificateholder and the Certificate Paying Agent, on behalf of the Certificateholder, the Payment Account.

         (b) The Securities Administrator shall, subject to the terms of this paragraph, deposit in the Payment Account, on the same day as it is received from the Master Servicer, each remittance received by the Securities Administrator on each Payment Account Deposit Date. On each Payment Date, the Securities Administrator shall distribute all amounts on deposit in the Payment Account (other than amounts payable to the Holder of the Class B Grantor Trust Certificate) to Noteholders in respect of the Notes, and in its capacity as Certificate Paying Agent, to the Certificateholder in the order of priority set forth in Section 3.03 (except as otherwise provided in Section 5.04(b)). On the third Business Day of each month, the Securities Administrator will pay to the Holder of the Class B Grantor Trust Certificate the investment income in respect of the Payment Account and the Master Servicer Collection Account, to the extent received by it from the Master Servicer, with respect to such Payment Date.

         (c) All monies deposited from time to time in the Payment Account pursuant to the Servicing Agreement and the Grantor Trust Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders and the Class B Grantor Trust Certificateholder and the Certificate Paying Agent, on behalf of the Certificateholder.

         All investments made with such monies including all income or other gain from such investments are for the benefit of the holder of the Class B Grantor Trust Certificates as provided in the Grantor Trust Agreement. The Securities Administrator shall invest any funds in the Payment Account in Permitted Investments maturing no later than 10:00 a.m. New York time on each Payment Date and shall not be sold or disposed of prior to the maturity. The risk of loss from such investments shall be borne by and be the risk of the Class B Grantor Trust Certificateholder. The Class B Grantor Trust Certificateholder shall deposit the amount of any such loss in the Payment Account not later than 10:00 a.m. New York time on the related Payment Date.

         Section 3.02 EXISTENCE. The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Grantor Trust Certificate and each other instrument or agreement included in the Trust Estate.

         Section 3.03 PAYMENT OF PRINCIPAL AND INTEREST. (a) On each Payment Date, and to the extent of the funds in the Payment Account available therefor, the Group I Available Funds and Group II Available Funds will be distributed by the Securities Administrator as follows:

(I) On each Payment Date, the Group I Available Funds for such Payment Date shall be distributed as follows:

         (A) first, from the Group I Interest Funds, to the Class A-1 Notes, the Accrued Note Interest on such Class for such Payment Date (subject to Net Interest Shortfalls allocated to such Class);

         (B) SECOND, from the remaining Group I Interest Funds, to the Class A-1 Notes, the Accrued Note Interest thereon remaining undistributed from any previous Payment Dates, with accrued interest thereon;

         (C) THIRD, from the Group I Principal Funds, to the Class A-1 Notes, in reduction of the Note Principal Balance thereof, the Senior Optimal Principal Amount for such Class for such Payment Date, until the Note Principal Balance thereof has been reduced to zero;

         (D) FOURTH, from the remaining Group I Interest Funds, to the Class A-1 Notes, in an amount equal to any Basis Risk Shortfall Carryover Amounts on such Class for such Payment Date;

         (E) FIFTH, to the Class A-3 Notes, to the extent of remaining Available Funds for Loan Group I: (a) the Accrued Note Interest on such Class for such Payment Date (subject to Net Interest Shortfalls allocated to such Class) to the extent of any remaining Group I Interest Funds; (b) the Accrued Note Interest thereon remaining undistributed from any previous Payment Dates, with accrued interest thereon, to the extent of any remaining Group I Interest Funds; and (c) the Senior Optimal Principal Amount for such Class for such Payment Date to the extent of remaining Group I Principal Funds, until the Note Principal Balance thereof has been reduced to zero;

         (F) SIXTH, from the remaining Group I Interest Funds, to the Class A-3 Notes, in an amount equal to any Basis Risk Shortfall Carryover Amounts on such Class for such Payment Date;

(II) On each Payment Date, the Group II Available Funds for such Payment Date shall be distributed as follows:

         (A) first, from Group II Interest Funds, to the Class A-2 Notes, the Accrued Note Interest on such Class for such Payment Date (subject to Net Interest Shortfalls allocated to such Class);

         (B) SECOND, from the remaining Group II Interest Funds, to the Class A-2 Notes, the Accrued Note Interest thereon remaining undistributed from any previous Payment Dates, with accrued interest thereon;

         (C) THIRD, from the Group II Principal Funds, to the Class A-2 Notes, in reduction of the Note Principal Balance thereof, the Senior Optimal Principal Amount for such Class for such Payment Date, until the Note Principal Balance thereof has been reduced to zero;

         (D) FOURTH, from the remaining Group II Interest Funds, to the Class A-2 Notes, in an amount equal to any Basis Risk Shortfall Carryover Amounts on such Class for such Payment Date;

         (E) FIFTH, to the Class A-4 Notes, to the extent of remaining Available Funds for Loan Group II: (a) the Accrued Note Interest on such Class for such Payment Date (subject to Net Interest Shortfalls allocated to such Class) to the extent of any remaining Group II Interest Funds; (b) the Accrued Note Interest thereon remaining undistributed from any previous Payment Dates, with accrued interest thereon, to the extent of any remaining Group II Interest Funds; and (c) the Senior Optimal Principal Amount for such Class for such Payment Date to the extent of remaining Group II Principal Funds, until the Note Principal Balance thereof has been reduced to zero;

         (F) SIXTH, from the remaining Group II Interest Funds, to the Class A-4 Notes, in an amount equal to any Basis Risk Shortfall Carryover Amounts on such Class for such Payment Date;

(III) On each Payment Date, the Group I Available Funds and Group II Available Funds remaining after the payments made in clauses (I) and
         (II) for such Payment Date shall be distributed as follows:

         (A) FIRST, sequentially to the Class B-1, Class B-2 and Class B-3 Notes, in that order, up to an amount equal to and in the following order with respect to each such Class: (a) the Accrued Note Interest thereon for such Payment Date (subject to Net Interest Shortfalls allocated to such Class) to the extent of any remaining Interest Funds; (b) any Accrued Note Interest thereon remaining undistributed from previous Payment Dates, with accrued interest thereon, to the extent of any remaining Interest Funds; and (c) such Class's Allocable Share for such Payment Date, in each case to the extent of any remaining Principal Funds and until the Note Principal Balance thereof has been reduced to zero;

         (B) SECOND, from any remaining Interest Funds, to the Class X-1 Notes, in an amount equal to the Accrued Note Interest on such Class for such Payment Date (subject to Net Interest Shortfalls allocated to such Class);

         (C) FIRST, sequentially to the Class B-4, Class B-5 and Class B-6 Notes, in that order, up to an amount equal to and in the following order with respect to each such Class: (a) the Accrued Note Interest thereon for such Payment Date (subject to Net Interest Shortfalls allocated to such Class) to the extent of any remaining Interest Funds; (b) any Accrued
                  Note Interest thereon remaining undistributed from previous Payment Dates, with accrued interest thereon, to the extent of any remaining Interest Funds; and (c) such Class's Allocable Share for such Payment Date, in each case to the extent of any remaining Principal Funds and until the Note Principal Balance thereof has been reduced to zero;

         (D)      SECOND, to the Class X-1 Notes, any remaining Interest Funds;
                  and

         (E) THIRD, to the Certificate Paying Agent for distribution to the Owner Trust Certificates as set forth in the Trust Agreement.

         (b) On each Payment Date prior to the Cross-Over Date but after the reduction of the Note Principal Balance of all of the Senior Notes of a Note Group to zero, the remaining Class or Classes of Senior Notes in the remaining Note Group will be entitled to receive in reduction of their Notes Principal Balances, pro rata based upon their Note Principal Balances immediately prior to such Payment Date, in addition to any Principal Prepayments related to such remaining Senior Notes' respective Loan Group allocated to such Senior Notes, 100% of the Principal Prepayments on any Mortgage Loan in the Loan Group relating to the Class or Classes of Senior Notes of the fully repaid Note Group; provided, however, that if (A) the weighted average of the Subordinate Percentages on such Payment Date equals or exceeds two times the initial weighted average of the Subordinate Percentages and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last six months, as a percentage of the aggregate Note Principal Balance of the Subordinate Notes does not exceed 100%, then the additional allocation of Principal Prepayments to the Senior Notes in accordance with this clause (b) will not be made and 100% of the Principal Prepayments on any Mortgage Loan in the Loan Group relating to the fully repaid Class or Classes of Senior Notes will be allocated to the Subordinate Notes.

         (c) If on any Payment Date on which the aggregate Note Principal Balance of Senior Notes in a Note Group would be greater than the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group and any Subordinate Notes are still outstanding, in each case after giving effect to distributions to be made on such Payment Date, (A) 100% of amounts otherwise allocable to the Subordinate Notes in respect of principal will be distributed to such Class or Classes of Senior Notes in reduction of the Note Principal Balances thereof, until the aggregate Note Principal Balance of such Class or Classes of Senior Notes is an amount equal to the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group, and (B) the Accrued Note Interest otherwise allocable to the Subordinate Notes on such Payment Date will be reduced, if necessary, and distributed to such Class or Classes of Senior Notes in an amount equal to the Accrued Note Interest for such Payment Date on the excess of (x) the aggregate Note Principal Balance of such Class or Classes of Senior Notes over (y) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Loan Group. Any such reduction in the Accrued Note Interest on the Subordinate Certificates will be allocated in reverse order of the Subordinate Certificates numerical designations, commencing with the Class B-6 Notes.

         (d) If, after distributions have been made pursuant to priorities FIRST and SECOND of clauses (a)(I) and (II) above on any Payment Date, the remaining Group I Available Funds and Group II Available Funds are less than the Group I Senior Optimal Principal Amount and Group II Senior Optimal Principal Amount, respectively, the Senior Optimal Principal Amount for such Loan Group shall be reduced, and such remaining Available Funds for a Loan Group will be distributed on the related Senior Notes, on a pro rata basis, on the basis of such reduced amount.

         (e) No Accrued Note Interest will be payable with respect to any Class of Notes after the Payment Date on which the Note Principal Balance or Notional Amount of such Note has been reduced to zero.

         (f) If on any Payment Date the Interest Funds for the Senior Notes in any Note Group is less than the Accrued Note Interest on the related Senior Notes for such Payment Date prior to reduction for Net Interest Shortfalls and the interest portion of Realized Losses, the shortfall will be allocated among the holders of each Class of Senior Notes in such Note Group in proportion to the respective amounts of Accrued Note Interest that would have been allocated thereto in the absence of such Net Interest Shortfalls and/or Realized Losses for such Payment Date. In addition, the amount of any interest shortfalls will constitute unpaid Accrued Note Interest and will be distributable to holders of the Notes of the related Classes entitled to such amounts on subsequent Payment Dates, to the extent of the applicable Available Funds after current interest distributions as required herein. Any such amounts so carried forward will bear interest. Shortfalls in interest payments will not be offset by a reduction in the servicing compensation of the Master Servicer or otherwise, except to the extent of applicable Compensating Interest Payments.

         (g) Each distribution with respect to a Book-Entry Note shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Note Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Note Owners that it represents. None of the Securities Administrator, the Note Registrar, the Paying Agent, the Depositor or the Master Servicer shall have any responsibility therefor.

         (h) On each Payment Date, the Certificate Paying Agent shall deposit in the Certificate Distribution Account all amounts it received pursuant to this
Section 3.03 for the purpose of distributing such funds to the Certificateholders. The Certificate Paying Agent shall make distributions to the Certificateholders under the Trust Agreement as directed by the Securities Administrator hereunder.

         (i) Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall, if such Holder shall have so requested at least five Business Days prior to the related Record Date, be paid to each Holder of record on the preceding Record Date, by wire transfer to an account specified in writing by such Holder as of the preceding Record Date or in all other cases or if no such instructions have been delivered to the Securities Administrator, by check to such Noteholder mailed to such Holder's address as it appears in the Note Register in the amount required to be distributed to such Holder on such Payment Date pursuant to such Holder's Notes; PROVIDED, HOWEVER, that the Securities Administrator shall not pay to such Holders any amount required to be withheld from a payment to such Holder by the Code.

         (j) The Note Principal Balance of each Note shall be due and payable in full on the Final Scheduled Payment Date for such Note as provided in the forms of Note set forth in Exhibits A-1, A-2, A-3 and A-4 to this Indenture. All principal payments on the Notes shall be made to the Noteholders entitled thereto in accordance with the Percentage Interests represented by such Notes. Upon notice to the Securities Administrator by the Issuer, the Securities Administrator shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Final Scheduled Payment Date or other final Payment Date (including any final Payment Date resulting from any redemption pursuant to Section 8.06 hereof). Such notice shall to the extent practicable be mailed no later than five Business Days prior to such Final Scheduled Payment Date or other final Payment Date and shall specify that payment of the principal amount and any interest due with respect to such Note at the Final Scheduled Payment Date or other final Payment Date will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for such final payment. No interest shall accrue on the Notes on or after the Final Scheduled Payment Date or any such other final Payment Date.

         Section 3.04 PROTECTION OF TRUST ESTATE. (a) The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                           (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

                           (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                           (iii) enforce any provision of the Grantor Trust Certificate or Grantor Trust Agreement; or

                           (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Trust Estate against the claims of all persons and parties.

         (b) Except as otherwise provided in this Indenture, the Indenture Trustee shall not remove or permit the Custodian to remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.05 hereof (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered on the Closing Date pursuant to Section 3.05(a) hereof, if no Opinion of Counsel has yet been delivered pursuant to Section 3.05(b) hereof), unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to sign any financing statement, continuation statement or other instrument required to be signed pursuant to this Section 3.04 upon the Issuer's preparation thereof and delivery to the Indenture Trustee.

         Section 3.05 OPINIONS AS TO TRUST ESTATE. (a) On the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Owner Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and first priority security interest in the Collateral and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and first priority security interest effective.

         (b) On or before December 31st in each calendar year, beginning in 2005, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, rerecording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest in the Collateral until December 31 in the following calendar year.

         Section 3.06 PERFORMANCE OF OBLIGATIONS. (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Basic Documents and in the instruments and agreements included in the Trust Estate.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any of the documents relating to the Grantor Trust Certificate or under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Grantor Trust Certificate or any such instrument, except such actions as the Master Servicer is expressly permitted to take in the Servicing Agreement.

         (d) The Issuer may retain an administrator and may enter into contracts with other Persons for the performance of the Issuer's obligations hereunder, and performance of such obligations by such Persons shall be deemed to be performance of such obligations by the Issuer.

         Section 3.07 NEGATIVE COVENANTS. So long as any Notes are Outstanding or the Majority Certificateholder owns 100% of the Securities, the Issuer shall not:

                           (i) except as expressly permitted by this Indenture, sell, transfer, exchange or otherwise dispose of the Trust Estate.

                           (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder, by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                           (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

                           (iv) waive or impair, or fail to assert rights under, the Grantor Trust Certificate, or impair or cause to be impaired the Issuer's interest in the Grantor Trust Certificate, the Mortgage Loan Purchase Agreement or in any Basic Document, if any such action would materially and adversely affect the interests of the Noteholders.

         Section 3.08 ANNUAL STATEMENT AS TO COMPLIANCE. The Issuer will deliver to the Indenture Trustee, by March 1 of each year commencing with the calendar year 2006, an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

                           (i) a review of the activities of the Issuer during the previous calendar year and of its performance under this Indenture and the Owner Trust Agreement has been made under such Authorized Officer's supervision; and

                           (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture and the provisions of the Owner Trust Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         Section 3.09 [RESERVED]

         Section 3.10 REPRESENTATIONS AND WARRANTIES CONCERNING THE GRANTOR TRUST CERTIFICATE. The Indenture Trustee, as pledgee of the Class A Grantor Trust Certificate, has the benefit of the representations and warranties made by the Seller in Section 7 of the Mortgage Loan Purchase Agreement concerning the Mortgage Loans and the right to enforce the remedies against the Seller provided in such Section 5 or Section 7 to the same extent as though such representations and warranties were made directly to the Indenture Trustee. If a Responsible Officer of the Indenture Trustee has actual knowledge of any breach of any representation or warranty made by the Seller in the Mortgage Loan Purchase Agreement, the Indenture Trustee shall promptly notify the Seller of such finding and of the Seller's obligation to cure such defect or repurchase or substitute for the related Mortgage Loan.

         Section 3.11 INVESTMENT COMPANY ACT. The Issuer shall not become an "investment company" or be under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); PROVIDED, HOWEVER, that the Issuer shall be in compliance with this Section 3.11 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

         Section 3.12 ISSUER MAY CONSOLIDATE, ETC. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

                           (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes, and all amounts payable to the Indenture Trustee and the Securities Administrator, the payment to the Certificate Paying Agent of all amounts due to the Certificateholders, and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

                           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) each of the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, qualified, suspended or withdrawn or to be considered by either Rating Agency to be below investment grade;

                           (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee and the Securities Administrator) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3, or cause the Classes of Notes characterized as indebtedness for federal income tax purposes to cease to be characterized as such, and (B) if 100% of the Certificates and Notes (other than any Class of Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel) are not owned by the Investor, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                           (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                           (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act), and that such supplemental indenture is enforceable.

         (b) The Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any Person, unless:

                           (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer, the conveyance or transfer of which is hereby restricted, shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any state thereof, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Issuer and the Indenture Trustee against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

                           (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                           (iii) each of the Rating Agencies shall have notified the Issuer that such transaction shall not cause the ratings of the Notes to be reduced, qualified, suspended or withdrawn;

                           (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered a copy thereof to the Indenture Trustee) to the effect that such transaction will not (A) result in a "substantial modification" of the Notes under Treasury Regulation
         Section 1.1001-3, or cause the Classes of Notes characterized as indebtedness for federal income tax purposes to cease to be characterized as such, and (B) if 100% of the Certificates and Notes (other than any Class of Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel) are not owned by the Investor, cause the Trust to be subject to an entity level tax for federal income tax purposes;

                           (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

                           (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act).

         Section 3.13 SUCCESSOR OR TRANSFEREE. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.12(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall, following the Issuer's satisfaction of all of the conditions precedent set forth therein with respect thereto, succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

         (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.12(b), the Issuer, following its satisfaction of all of the conditions precedent set forth herein with respect thereto, will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee of such conveyance or transfer.

         Section 3.14 NO OTHER BUSINESS. The Issuer shall not engage in any business other than as set forth with respect thereto in the Trust Agreement and other than financing, purchasing, owning and selling and managing the Grantor Trust Certificate and the issuance of the Certificates in the manner contemplated by this Indenture and the Basic Documents and all activities incidental thereto.

         Section 3.15 NO BORROWING. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes under this Indenture.

         Section 3.16 GUARANTEES, LOANS, MONTHLY ADVANCES AND OTHER LIABILITIES. Except as contemplated by this Indenture or the Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

         Section 3.17 CAPITAL EXPENDITURES. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         Section 3.18 DETERMINATION OF NOTE INDEX.

         On each Interest Determination Date, the Securities Administrator will determine the One-Year U.S. Treasury Note Index for the next Interest Accrual Period for the Class A-1 Notes and the Class A-3 Notes and the One-Year LIBOR
Note Index for the next Interest Accrual Period for the Class A-2 Notes and the Class A-4 Notes.

         On each Interest Determination Date for the Class A-1 Notes and the Class A-3 Notes, the One-Year U.S. Treasury Note Index will be based on the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported in the Release on the related Interest Determination Date or, if not so available, as most recently available immediately prior to such Interest Determination Date.

         On each Interest Determination Date for the Class A-2 Notes and the Class A-4 Notes, the One-Year U.S. LIBOR Note Index will be based on the London interbank offered rate for one-year United States dollar deposits as such rate appears on the Telerate Screen Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If the rate for the One-Year LIBOR Note Index does not appear or is not available on Telerate Screen Page 3750, the One-Year LIBOR
Note Index for the related Interest Accrual Period for the Class A-2 Notes and the Class A-4 Notes will be established by the Securities Administrator as follows:

         (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, the One-Year LIBOR Note Index for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.0625%).

         (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, the One-Year LIBOR Note Index for the related Interest Accrual Period shall be the higher of (x) the One-Year LIBOR
Note Index as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate.

         The establishment of the One-Year U.S. Treasury Note Index and the One-Year LIBOR Note Index on each Interest Determination Date by the Securities Administrator and the Securities Administrator's calculation of the rate of interest applicable to the related Class of Notes for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

         Section 3.19 RESTRICTED PAYMENTS. The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; PROVIDED, HOWEVER, that the Issuer may make, or cause to be made, (x) distributions and payments to the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer, the Servicer, the Certificate Registrar, the Certificate Paying Agent, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Indenture and the Basic Documents and (y) payments to the Master Servicer and the Servicer pursuant to the terms of the Servicing Agreement and the Wells Fargo Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Master Servicer Collection Account or the Payment Account except in accordance with this Indenture and the Basic Documents.

         Section 3.20 NOTICE OF EVENTS OF DEFAULT. The Issuer shall give the Indenture Trustee, the Securities Administrator and each Rating Agency prompt written notice of each Event of Default hereunder.

         Section 3.21 FURTHER INSTRUMENTS AND ACTS. Upon request of the Indenture Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

         Section 3.22 ACTIONS BY THE INVESTOR. So long as the Investor owns 100% of the Securities, the Investor shall not amend, modify or otherwise change the activities permitted by the Issuer hereunder.

         Section 3.23      CERTAIN REPRESENTATIONS REGARDING THE TRUST ESTATE.

         (a) With respect to that portion of the Collateral described in clauses
(a) through (c) of the definition of Trust Estate, the Issuer represents to the Indenture Trustee that:

                  (i) This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Issuer.

                  (ii) The Collateral constitutes "deposit accounts" or "instruments," as applicable within the meaning of the applicable UCC.

                  (iii) The Issuer owns and has good and marketable title to the Collateral, free and clear of any lien, claim or encumbrance of any Person.

                  (iv) The Issuer has taken all steps necessary to cause the Indenture Trustee to become the account holder of the Collateral.

                  (v) Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.

                  (vi) The Collateral is not in the name of any Person other than the Issuer or the Indenture Trustee. The Issuer has not consented to the bank maintaining the Collateral to comply with instructions of any Person other than the Indenture Trustee.

         Section 3.24 ALLOCATION OF REALIZED LOSSES. (a) On or prior to each Payment Date, the Master Servicer shall determine, based solely on information provided to it by the related Servicer the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

         (b) With respect to any Notes (other than the Class X-1 Notes) on any Payment Date, the principal portion of each Realized Loss on a Mortgage Loan shall be allocated as follows:

         FIRST, to the Class B-6 Notes until the Note Principal Balance thereof has been reduced to zero;

         SECOND, to the Class B-5 Notes until the Note Principal Balance thereof has been reduced to zero;

         THIRD, to the Class B-4 Notes until the Note Principal Balance thereof has been reduced to zero;

         FOURTH, to the Class B-3 Notes until the Note Principal Balance thereof has been reduced to zero;

         FIFTH, to the Class B-2 Notes until the Note Principal Balance thereof has been reduced to zero; and

         SIXTH, to the Class B-1 Notes until the Note Principal Balance thereof has been reduced to zero; and

         SEVENTH, with respect to the principal portion of Realized Losses on the Group I Loans, first, to the Class A-3 Notes until the Note Principal Balance thereof has been reduced to zero and second, to the Class A-1 Notes until the Note Principal Balance thereof has been reduced to zero; and with respect to the principal portion of Realized Losses on the Group II Loans, first, to the Class A-4 Notes until the Note Principal Balance thereof has been reduced to zero and second, to the Class A-2 Notes until the Note Principal Balance thereof has been reduced to zero.

         (c) Notwithstanding the foregoing clause (b), no such allocation of any Realized Loss shall be made on a Payment Date to any Class or Classes of Notes to the extent that such allocation would result in the reduction of the aggregate Note Principal Balance of all of the Classes of Notes as of such Payment Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the related Due Date (such limitation, the "Loss Allocation Limitation").

         (d) The principal portion of any Realized Losses allocated to a Class of Notes shall be allocated among the Notes of such Class (other than the Class X-1 Notes) in proportion to their respective Note Principal Balances. Any allocation of Realized Losses shall be accomplished by reducing the Note Principal Balance of the Notes on the related Payment Date.

         (e) Realized Losses shall be allocated on the Payment Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Payment Date.

         (f) On each Payment Date, the Securities Administrator shall determine the Subordinate Writedown Amount. Any such Subordinate Writedown Amount shall effect a corresponding reduction in the Note Principal Balance of (i) with respect to the Subordinate Writedown Amount, if prior to the Cross-Over Date, the Class B-6, Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 Notes, in that order, and (iii) from and after the Cross-Over Date, to the Senior Notes, in accordance with priorities set forth in clause (b) above, in each case, on such Payment Date after giving effect to distributions made on such Payment Date.

         (g) Any Net Interest Shortfalls shall be allocated sequentially to the Class B-6, Class B-5, Class B-4, Class X-1, Class B-3, Class B-2, Class B-1, Class A-2 and Class A-1 Notes, in that order, in proportion to the respective amounts of Accrued Note Interest that would have been allocated thereto in the absence of such Net Interest Shortfalls for such Payment Date. The interest portion of any Realized Losses with respect to the Mortgage Loans occurring on or prior to the Cross-Over Date will be borne sequentially to the Class B-6, Class B-5, Class B-4, Class X-1, Class B-3, Class B-2 and Class B-1, in that order. Once the aggregate Note Principal Balance or Notional amount, as applicable, of the Subordinate Notes have been reduced to zero, the interest portion of Realized Losses on the Group I Loans will be allocated first to the Class A-3 Notes, and then to the Class A-1 Notes, and the interest portion of Realized Losses on the Group II Loans will be allocated first to the Class A-4 Notes, and then to the Class A-2 Notes, in each case in reduction Accrued Note Interest on such Class.

         (h) In addition, in the event that the Securities Administrator receives any Subsequent Recoveries from the Servicer or Master Servicer, the Securities Administrator shall deposit such funds into the Payment Account pursuant to Section 3.01 of this Indenture. If, after taking into account such Subsequent Recoveries, the amount of a Realized Loss is reduced, the amount of such Subsequent Recoveries will be applied to increase the Note Principal Balance of the Notes with the highest payment priority to which Realized Losses have been allocated, but not by more than the amount of Realized Losses previously allocated to that Class or Classes of Notes pursuant to this Section
3.24. The amount of any Subsequent Recoveries following the application set forth in the immediately preceding sentence will be applied to sequentially increase the Note Principal Balance of the Notes, beginning with the Class of Notes with the next highest payment priority, up to the amount of such Realized Losses previously allocated to such Class or Classes of Notes pursuant to this
Section 3.24. Holders of such Notes will not be entitled to any payments in respect of Accrued Note Interest on the amount of such increases for any Interest Accrual Period preceding the Payment Date on which such increase occurs. Any such increases shall be applied to the Note Principal Balance of the Notes of such Class in accordance with its respective Percentage Interest.

         Section 3.25 PERMITTED WITHDRAWALS AND TRANSFERS FROM THE PAYMENT ACCOUNT. (a) The Securities Administrator will, from time to time on demand of the Master Servicer, make or cause to be made such withdrawals or transfers from the Payment Account as the Master Servicer has designated for such transfer or withdrawal pursuant to the Servicing Agreement or as the Securities Administrator has instructed hereunder for the following purposes (limited in the case of amounts due the Master Servicer to those not withdrawn from the Master Servicer Collection Account) but not in any order of priority:

                  (i) to reimburse the Master Servicer or the Servicer for any Monthly Advance of its own funds, the right of the Master Servicer or the Servicer to reimbursement pursuant to this subclause (i) being limited to amounts received on a particular Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late payments or recoveries of the principal of or interest on such Mortgage Loan respecting which such Monthly Advance was made;

                  (ii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds or Liquidation Proceeds relating to a particular Mortgage Loan for amounts expended by the Master Servicer or such Servicer in good faith in connection with the restoration of the related Mortgaged Property which was damaged by an Uninsured Cause or in connection with the liquidation of such Mortgage Loan;

                  (iii) to reimburse the Master Servicer or the Servicer from Insurance Proceeds relating to a particular Mortgage Loan for insured expenses incurred with respect to such Mortgage Loan and to reimburse the Master Servicer or the Servicer from Liquidation Proceeds from a particular Mortgage Loan for Liquidation Expenses incurred with respect to such Mortgage Loan; provided that the Master Servicer shall not be entitled to reimbursement for Liquidation Expenses with respect to a Mortgage Loan to the extent that (i) any amounts with respect to such Mortgage Loan were paid as Excess Liquidation Proceeds pursuant to clause (viii) of this Subsection 3.25 (a) to the Master Servicer; and (ii) such Liquidation Expenses were not included in the computation of such Excess Liquidation Proceeds;

                  (iv) to reimburse the Master Servicer or the Servicer for advances of funds (other than Monthly Advances) made with respect to the Mortgage Loans, and the right to reimbursement pursuant to this subclause being limited to amounts received on the related Mortgage Loan (including, for this purpose, the Repurchase Price therefor, Insurance Proceeds and Liquidation Proceeds) which represent late recoveries of the payments for which such advances were made;

                  (v) to reimburse the Master Servicer or the Servicer for any Monthly Advance or advance, after a Realized Loss has been allocated with respect to the related Mortgage Loan if the Monthly Advance or advance has not been reimbursed pursuant to clauses (i) and (iv);

                  (vi) to pay the Master Servicer as set forth in Section 2.13 of the Servicing Agreement; provided however, that the Master Servicer shall be obligated to pay from its own funds any amounts which it is required to pay under Section 4.03 of the Servicing Agreement;

                  (vii) to reimburse the Master Servicer for expenses, costs and liabilities incurred by and reimbursable to it pursuant to the Servicing Agreement, to the extent that the Master Servicer has not already reimbursed itself for such amounts from the Master Servicer Collection Account;

                  (viii) to pay to the Master Servicer, as additional servicing compensation, any Excess Liquidation Proceeds to the extent not retained by the Servicer;

                  (ix) to reimburse or pay the Servicer any such amounts as are due thereto under the Wells Fargo Servicing Agreement and have not been retained by or paid to the Servicer, to the extent provided in the Wells Fargo Servicing Agreement;

                  (x) to reimburse or pay the Indenture Trustee, the Grantor Trustee, the Owner

Trustee, the Securities Administrator and the Master Servicer any amounts due or expenses, costs and liabilities incurred by or reimbursable to such Persons pursuant to this Agreement or any other Basic Documents, to the extent such amounts have not already been previously paid or reimbursed to such party from the Master Servicer Collection Account;

                  (xi) to remove amounts deposited in error; and

                  (xii) to pay to the Holder of the Class B Grantor Trust Certificate any investment income due and payable to it pursuant to this Indenture or the Servicing Agreement.

                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

         Section 4.01 THE NOTES. Each Class of Class A-1 Notes and Class A-2 Notes shall be registered in the name of a nominee designated by the Depository. Beneficial Owners will hold interests in the Class A-1 Notes and Class A-2 Notes through the book-entry facilities of the Depository in minimum initial Note Principal Balances of $25,000 and integral multiples of $1 in excess thereof. Registered Holders will hold interests in the Class X-1 Notes in physical form in minimum initial Notional Amount of $25,000 and integral multiples of $1 in excess thereof. Registered Holders will hold interests in the Class A-3, Class A-4, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Notes in physical form in minimum initial Note Principal Balances of $25,000 and integral multiples of $1 in excess thereof.

         The Indenture Trustee and Securities Administrator may for all purposes (including the making of payments due on the Notes) deal with the Depository as the authorized representative of the Beneficial Owners with respect to the Notes for the purposes of exercising the rights of Holders of the Notes hereunder. Except as provided in the next succeeding paragraph of this Section 4.01, the rights of Beneficial Owners with respect to the Notes shall be limited to those established by law and agreements between such Beneficial Owners and the Depository and Depository Participants. Except as provided in Section 4.08 hereof, Beneficial Owners shall not be entitled to definitive certificates for the Notes as to which they are the Beneficial Owners. Requests and directions from, and votes of, the Depository as Holder of the Notes shall not be deemed inconsistent if they are made with respect to different Beneficial Owners. The Securities Administrator may establish a reasonable record date in connection with solicitations of consents from or voting by Noteholders and give notice to the Depository of such record date. Without the consent of the Issuer and the Securities Administrator, no Note may be transferred by the Depository except to a successor Depository that agrees to hold such Note for the account of the Beneficial Owners.

         In the event the Depository Trust Company resigns or is removed as Depository, the Depositor may appoint a successor Depository. If no successor Depository has been appointed within 30 days of the effective date of the Depository's resignation or removal, each Beneficial Owner shall be entitled to certificates representing the Notes it beneficially owns in the manner prescribed in Section 4.08.

         The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Securities Administrator and delivered by the Securities Administrator to or upon the order of the Issuer.

         Section 4.02 REGISTRATION OF AND LIMITATIONS ON TRANSFER AND EXCHANGE OF NOTES; APPOINTMENT OF NOTE REGISTRAR AND CERTIFICATE REGISTRAR. The Issuer shall cause to be kept at the Corporate Trust Office of the Securities Administrator a Note Register in which, subject to such reasonable regulations as it may prescribe, the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes as herein provided.

         Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Securities Administrator, the Issuer shall execute and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized initial Note Principal Balances evidencing the same Class and aggregate Percentage Interests.

         No transfer, sale, pledge or other disposition of any Privately Offered Note or interest therein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of any Privately Offered Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof to the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C hereto (provided, however, that in the case of the Book-Entry Notes, the Noteholder and the Noteholder's prospective transferee will be deemed to have made the representations set forth in such certification) or (ii) (a) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar, the Securities Administrator and the Indenture Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Securities Act and any applicable state securities laws or is being made pursuant to the Securities Act and any applicable state securities laws, which Opinion of Counsel shall not be an expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer or any Servicer and (b) the transferee executes a representation letter, substantially in the form of Exhibit D attached hereto, and transferor executes a representation letter, substantially in the form of Exhibit E hereto, each acceptable to and in form and substance satisfactory to the Note Registrar, the Securities Administrator and the Indenture Trustee certifying the facts surrounding such transfer, which representation letters shall not be an expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer or any Servicer. None of the Issuer, the Depositor, the Indenture Trustee, the Securities Administrator or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder desiring to effect a transfer of Notes or interests therein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws or in accordance with any restrictions on transfer set forth in this Indenture. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to the initial transfer of the Notes to the Depositor or any Affiliate thereof.

         No transfer, sale, pledge or other disposition of any Class A-3 Notes, Class A-4 Notes or Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) or interest therein shall be made, and the Note Registrar shall refuse to register any such transfer, sale, pledge or other disposition, so long as the Class A-1 Notes and Class A-2 Notes, and any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel, are outstanding, unless the transferee shall have delivered to the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee a certificate substantially in the form of Exhibit F hereto certifying that (i) it is a real estate investment trust ("REIT") or a qualified REIT subsidiary ("QRS") within the meaning of Section 856(a) or
Section 856(i) of the Code or an entity disregarded as an entity separate from a REIT or a QRS and (ii) following the transfer, 100% of the Certificates and Class A-3 Notes, Class A-4 Notes and Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) will be owned by a REIT, directly or indirectly through one or more qualified QRSs of such REIT or one or more entities disregarded as entities separate from such REIT or such QRSs; provided that (x) any Class A-3 Notes, Class A-4 Notes or Subordinate Notes may be pledged to secure indebtedness and may be the subject of repurchase agreements treated as secured indebtedness for federal income tax purposes, and (y) any Class A-3 Notes, Class A-4 Notes or Subordinate Notes may be transferred by the related lender under any such related loan agreement or repurchase agreement upon a default under any such indebtedness, in which case the transferor shall deliver to the Note Registrar, the Securities Administrator, the Owner Trustee and the Indenture Trustee a certificate substantially in the form attached hereto as Exhibit G certifying to such effect.

         Subject to the foregoing, and Section 4.08, Notes may be exchanged for other Notes of like tenor and in authorized initial Note Principal Balances evidencing the same Class and aggregate Percentage Interests upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and the Securities Administrator shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Each Note presented or surrendered for registration of transfer or exchange shall (if so required by the Note Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Note Registrar duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located or having a correspondent located in the city of New York. Notes delivered upon any such transfer or exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Notes surrendered.

         No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

         The Issuer hereby appoints the Securities Administrator as (i) Certificate Registrar to keep at its Corporate Trust Office a Certificate Register pursuant to Section 3.08 of the Trust Agreement in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges thereof pursuant to Section 3.04 of the Trust Agreement and (ii) Note Registrar under this Indenture. The Securities Administrator hereby accepts such appointments.

         Section 4.03 MUTILATED, DESTROYED, LOST OR STOLEN NOTES. If (i) any mutilated Note is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Securities Administrator such security or indemnity as may be required by it to hold the Issuer and the Securities Administrator harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Securities Administrator that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon its request the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; PROVIDED, HOWEVER, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original
Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Securities Administrator shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Indenture Trustee or the Securities Administrator in connection therewith.

         Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Securities Administrator) connected therewith.

         Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 4.04 PERSONS DEEMED OWNERS. Prior to due presentment for registration of transfer of any Note, the Issuer, the Securities Administrator, the Paying Agent and any agent of the Issuer or the Securities Administrator or the Paying Agent may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee, the Securities Administrator, the Paying Agent or any agent of the Issuer, the Securities Administrator, the Indenture Trustee or the Paying Agent shall be affected by notice to the contrary.

         Section 4.05 CANCELLATION. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Securities Administrator, be delivered to the Securities Administrator and shall be promptly cancelled by the Securities Administrator. The Issuer may at any time deliver to the Securities Administrator for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Securities Administrator. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Securities Administrator in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; PROVIDED, HOWEVER, that such Issuer Request is timely and the Notes have not been previously disposed of by the Securities Administrator.

         Section 4.06 BOOK-ENTRY NOTES. The Class A-1 Notes and Class A-2 Notes, upon original issuance, will be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Depository, by, or on behalf of, the Issuer. The Notes shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Depository, and no Beneficial Owner will receive a Definitive Note representing such Beneficial Owner's interest in such Note, except as provided in Section 4.08. With respect to such Notes, unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to Beneficial Owners pursuant to Section 4.08:

                           (i) the provisions of this Section 4.06 shall be in full force and effect;

                           (ii) the Note Registrar, the Paying Agent, the Indenture Trustee and the Securities Administrator shall be entitled to deal with the Depository for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole holder of the Notes, and shall have no obligation to the Beneficial Owners of the Notes;

                           (iii) to the extent that the provisions of this
         Section 4.06 conflict with any other provisions of this Indenture, the provisions of this Section 4.06 shall control;

                           (iv) the rights of Beneficial Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Owners of Notes and the Depository and/or the Depository Participants. Unless and until Definitive Notes are issued pursuant to Section 4.08, the initial Depository will make book- entry transfers among the Depository Participants and receive and transmit payments of principal of and interest on the Notes to such Depository Participants; and

                           (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Principal Balances of the Notes, the Depository shall be deemed to represent such percentage with respect to the Notes only to the extent that it has received instructions to such effect from Beneficial Owners and/or Depository Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Securities Administrator and the Indenture Trustee.

         None of the Depositor, the Issuer, the Master Servicer, the Seller, the Securities Administrator, the Indenture Trustee, the Note Registrar and the Owner Trustee shall have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in the Book- Entry Notes or for maintaining, supervising or reviewing any records relating to beneficial ownership interests or transfers thereof.

         The Class A-3, Class A-4, Class X-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Notes will be registered in full definitive form.

         Section 4.07 NOTICES TO DEPOSITORY. Whenever a notice or other communication to the Note Holders is required under this Indenture, unless and until Definitive Notes shall have been issued to Beneficial Owners pursuant to
Section 4.08, the Indenture Trustee or Securities Administrator, as applicable, shall give all such notices and communications specified herein to be given to Holders of the Notes to the Depository, and shall have no obligation to the Beneficial Owners.

         Section 4.08 DEFINITIVE NOTES. If (i) the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Depositor is unable to locate a qualified successor within 30 days or (ii) the Depositor, at its option (with the consent of the Securities Administrator, such consent not to be unreasonably withheld) elects to terminate the book-entry system through the Depository, then the Securities Administrator shall request that the Depository notify all Beneficial Owners of the occurrence of any such event and of the availability of Definitive Notes to Beneficial Owners requesting the same. Upon surrender to the Securities Administrator of the typewritten Notes representing the Book-Entry Notes by the Depository, accompanied by registration instructions, the Issuer shall execute and the Securities Administrator shall authenticate the Definitive Notes in accordance with the instructions of the Depository. None of the Issuer, the Note Registrar or the Securities Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Securities Administrator shall recognize the Holders of the Definitive Notes as Noteholders.

         In addition, if an Event of Default has occurred and is continuing, each Note Owner materially adversely affected thereby may at its option request a Definitive Note evidencing such Noteholder's interest in the related Class of Notes. In order to make such request, such Noteholder shall, subject to the rules and procedures of the Depository, provide the Depository or the related Depository Participant with directions for the Securities Administrator to exchange or cause the exchange of the Noteholder's interest in such Class of Notes for an equivalent interest in fully registered definitive form. Upon receipt by the Securities Administrator of instructions from the Depository directing the Securities Administrator to effect such exchange (such instructions to contain information regarding the Class of Notes and the Note Principal Balance being exchanged, the Depository Participant account to be debited with the decrease, the registered holder of and delivery instructions for the Definitive Note, and any other information reasonably required by the Securities Administrator), (i) the Securities Administrator shall instruct the Depository to reduce the related Depository Participant's account by the aggregate Note Principal Balance of the Definitive Note, (ii) the Securities Administrator shall execute, authenticate and deliver, in accordance with the registration and delivery instructions provided by the Depository, a Definitive Note evidencing such Noteholder's interest in such Class of Notes and (iii) the Issuer shall execute and the Securities Administrator shall authenticate a new Book-Entry Note reflecting the reduction in the Note Principal Balance of such Class of Notes by the amount of the Definitive Notes.
         Section 4.09 TAX TREATMENT. The Issuer has entered into this Indenture, and the Class A-1 Notes and Class A-2 Notes will be issued with the intention that, for federal, state and local income, single business and franchise tax purposes, such Classes of Notes will qualify as indebtedness. The Issuer and the Securities Administrator (in accordance with Section 6.07 hereof), by entering into this Indenture, and each Class A-1 Noteholder and Class A-2 Noteholder, by its acceptance of its Note (and each Beneficial Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat such Classes of Notes for federal, state and local income, single business and franchise tax purposes as indebtedness.

         Section 4.10 SATISFACTION AND DISCHARGE OF INDENTURE. (a) This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.09, 3.17, 3.19 and 3.20, (v) the rights, obligations and immunities of the Indenture Trustee and Securities Administrator hereunder (including the rights of the Securities Administrator under Section 6.08 and the obligations of the Securities Administrator under Section 4.11), and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Securities Administrator payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall release and deliver, or cause the Custodian to deliver, the Collateral to or upon the order of the Issuer, when

                  (A)      either

                  (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 hereof and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Securities Administrator for cancellation; or

                  (2) all Notes not theretofore delivered to the Securities Administrator for cancellation

                           a. have become due and payable,

                           b. will become due and payable at the Final Scheduled Payment Date within one year, or

                           c. have been called for early redemption and the Trust has been terminated pursuant to
                                    Section 8.06 hereof,



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



and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Securities Administrator cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Securities Administrator for cancellation when due on the Final Scheduled Payment Date or other final Payment Date and has delivered to the Securities Administrator and the Indenture Trustee a verification report from a nationally recognized accounting firm certifying that the amounts deposited with the Securities Administrator are sufficient to pay and discharge the entire indebtedness of such Notes, or, in the case of c. above, the Issuer shall have complied with all requirements of Section 8.06 hereof,

                  (B) the Issuer has paid or caused to be paid all other sums payable hereunder; and

                  (C) the Issuer has delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 10.01 hereof, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the Opinion of Counsel relates to a deposit made in connection with Section 4.10(A)(2)b. above, such opinion shall further be to the effect that such deposit will constitute an "in-substance defeasance" within the meaning of Revenue Ruling 85-42, 1985-1 C.B. 36, and in accordance therewith, the Issuer will be the owner of the assets deposited in trust for federal income tax purposes.

         (b) Notwithstanding the foregoing, so long as the Investor owns 100% of the Securities, the Investor shall not be permitted to discharge the Indenture as set forth in this Section 4.10.

         Section 4.11 APPLICATION OF TRUST MONEY. All monies deposited with the Securities Administrator pursuant to Section 4.10 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent or the Certificate Paying Agent as designee of the Issuer, as the Securities Administrator may determine, to the Holders of Securities, of all sums due and to become due thereon for principal and interest or otherwise; but such monies need not be segregated from other funds except to the extent required herein or required by law.

         Section 4.12 [RESERVED].

         Section 4.13 REPAYMENT OF MONIES HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Person other than the Securities Administrator under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Securities Administrator to be held and applied according to Section 3.03 and thereupon such Person shall be released from all further liability with respect to such monies.

         Section 4.14 TEMPORARY NOTES. Pending the preparation of any Definitive Notes, the Issuer may execute and upon its written direction, the Securities Administrator may authenticate and make available for delivery, temporary Notes that are printed, lithographed, typewritten, photocopied or otherwise produced, in any denomination, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of the Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the Corporate Trust Office of the Securities Administrator, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Securities Administrator shall authenticate and make available for delivery, in exchange therefor, Definitive Notes of authorized denominations and of like tenor, class and aggregate principal amount. Until so exchanged, such temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         Section 4.15 REPRESENTATION REGARDING ERISA. By acquiring a Class A-1 Note and Class A-2 Note or interest therein, each Holder of such Note or Beneficial Owner of any such interest will be deemed to represent that either
(1) it is not acquiring such Note with Plan Assets or (2) (A) the acquisition, holding and transfer of such Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the Department of Labor regulation 29 C.F.R. ss. 2510.3- 101, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the Securities Administrator and the Note Registrar with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, the Master Servicer or any servicer which opines that the acquisition, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer or the Servicer to any obligation in addition to those undertaken in the Indenture and the other Basic Documents.

         No transfer of any Class A-3, Class A-4, Class X-1, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class B-6 Notes or any interest therein shall be made to any Person unless the Indenture Trustee and the Note Registrar are provided with an Opinion of Counsel which establishes to the satisfaction of the Indenture Trustee and the Note Registrar that the purchase of the Notes is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Master Servicer or the Note Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Notes Registrar or the Master Servicer. In lieu of such Opinion of Counsel, a Person acquiring the Notes may provide a certification in the form each attached hereto as paragraph 3 of Exhibit C or clause (d) of Exhibit D, which the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Master Servicer and the Note Registrar may rely upon without further inquiry or investigation. Neither an Opinion of Counsel nor


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



a certification will be required in connection with the initial transfer of any such Notes by the Depositor to an affiliate of the Depositor (in which case, the Depositor or any affiliate thereof shall be deemed to have represented that such affiliate is not a Plan or a Person investing Plan Assets of any Plan) and the Owner Trustee, the Indenture Trustee, the Master Servicer and the Note Register shall be entitled to conclusively rely upon a representation (which, upon the request of the Owner Trustee, the Indenture Trustee, the Master Servicer and the Note Register, shall be a written representation) from the Depositor of the status of such transferee as an affiliate of the Depositor.






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



                                    ARTICLE V

                              Default and Remedies

         Section 5.01 EVENTS OF DEFAULT. The Issuer shall deliver to the Indenture Trustee, within five days after learning of the occurrence of a Default, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (ii), (iii) or (iv) of the definition of "Event of Default", its status and what action the Issuer is taking or proposes to take with respect thereto. The Indenture Trustee shall not be deemed to have knowledge of any Default or Event of Default unless a Responsible Officer has actual knowledge thereof or unless written notice of such Default or Event of Default is received by a Responsible Officer and such notice references the Notes, the Trust Estate or this Indenture.

         Section 5.02 ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. If an Event of Default should occur and be continuing, then and in every such case the Indenture Trustee at the written direction of the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if such notice is given by Noteholders), and upon any such declaration the unpaid Note Principal Balance of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

         At any time after such declaration of acceleration of maturity with respect to an Event of Default has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, Holders of the Notes representing not less than a majority of the aggregate Note Principal Balance of each Class of Notes, by written notice to the Issuer and the Indenture Trustee, may, subject to Section 5.12, waive the related Event of Default and rescind and annul such declaration and its consequences if:

                           (i) the Issuer has paid or deposited with the Indenture Trustee or Securities Administrator a sum sufficient to pay:

                           (A) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or under the Notes if the Event of Default giving rise to such acceleration had not occurred;

                           (B) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

                           (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.



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




         Section 5.03 COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY INDENTURE TRUSTEE.

         (a) The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, acting at the direction of the Holders of a majority of the aggregate Note Principal Balances of the Notes, pay to the Securities Administrator, for the benefit of the Holders of Notes, the whole amount then due and payable on the Notes for principal and interest, with interest at the applicable Note Interest Rate upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

         (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 10.15 hereof, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Notes, wherever situated, the monies adjudged or decreed to be payable.

         (c) If an Event of Default occurs and is continuing, the Indenture Trustee, subject to the provisions of Section 10.15 hereof, may, as more particularly provided in Section 5.04 hereof, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as directed in writing by Holders of a majority of the aggregate Note Principal Balances of each Class of Notes, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

         (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, as directed in writing by Holders of a majority of the aggregate Note Principal Balances of each Class of Notes, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                           (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders allowed in such Proceedings;

                           (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                           (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf, and

                           (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Securities Administrator, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee.

         (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes, subject to Section 5.05 hereof.

         (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         Section 5.04 REMEDIES; PRIORITIES. (a) If an Event of Default shall have occurred and be continuing and if an acceleration has been declared and not rescinded pursuant to Section 5.02 hereof, the Indenture Trustee, subject to the provisions of Section 10.15 hereof, may, and shall, at the written direction of the Holders of a majority of the aggregate Note Principal Balances of the Notes, do one or more of the following (subject to Section 5.05 hereof):

                           (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

                           (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                           (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes;

                           (iv) exercise its rights as Holder of the Class A Grantor Trust Certificate pursuant to Section 7.02 of the Grantor Trust Agreement (provided, that the Indenture Trustee shall not exercise its rights under such Section 7.02 unless and until an Event of Default has occurred and is continuing); and

                           (v) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

PROVIDED, HOWEVER, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, unless (A) the Indenture Trustee obtains the consent of the Holders of 100% of the aggregate Note Principal Balance of the Notes then outstanding, (B) the proceeds of such sale or liquidation distributable to the Holders of the Notes are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines that the Mortgage Loans will not continue to provide sufficient funds for the payment of principal of and interest on the applicable Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Holders of 66 2/3% of the aggregate Note Principal Balance of each Class of Notes then outstanding, voting separately; provided that, so long as the Investor owns 100% of the Securities, the Investor shall not be permitted to consent to such sale or liquidation of the Trust Estate. In determining such sufficiency or insufficiency with respect to clause (B) and (C), the Indenture Trustee may, but need not, obtain and rely upon an opinion (obtained at the expense of the Trust) of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, any Sale of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer (other than any Servicer as to which an Event of Servicer Termination has occurred and is continuing) as provided in the Wells Fargo Servicing Agreement.

         (b) If the Indenture Trustee or the Securities Administrator collects any money or property pursuant to this Article V, the Securities Administrator shall pay out the money or property in the following order:

                  FIRST: to the Indenture Trustee, the Securities Administrator, Master Servicer the Custodian and the Servicer for amounts due and not previously paid pursuant to the Indenture and the other Basic Documents;

                  SECOND: to the Class A-1 Noteholders and Class A-2 Noteholders, pro rata, for amounts due and unpaid on such Notes with respect to interest (not including any Basis Risk Shortfall Carryover Amounts), according to the amounts due and payable on each such Notes for interest;

                  THIRD: to the Class A-1 Noteholders and Class A-2 Noteholders, pro rata, for amounts due and unpaid on such Notes with respect to principal, and to each such Noteholder ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, until the Note Principal Balance of each such Class is reduced to zero;

                  FOURTH: to the Class A-1 Noteholders and Class A-2 Noteholders, pro rata, in each case based on the amount of any Basis Risk Shortfall Carryover Amounts not previously paid;

                  FIFTH: to the Class A-3 Noteholders and Class A-4 Noteholders, pro rata, for amounts due and unpaid on such Notes with respect to interest (not including any Basis Risk Shortfall Carryover Amounts), according to the amounts due and payable on each such Notes for interest;

                  SIXTH: to the Class A-3 Noteholders and Class A-4 Noteholders, pro rata, for amounts due and unpaid on such Notes with respect to principal, and to each such Noteholder ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, until the Note Principal Balance of each such Class is reduced to zero;

                  SEVENTH: to the Class A-3 Noteholders and Class A-4 Noteholders, pro rata, in each case based on the amount of any Basis Risk Shortfall Carryover Amounts not previously paid;

                  EIGHTH: first, to the Class B-1 Noteholders, second, to the Class B-2 Noteholders, and third, to the Class B-3 Noteholders, according to the amounts due and payable on such Classes of Notes for interest and principal;

                  NINTH: to the Class X-1 Noteholders for amounts due and unpaid on such Notes with respect to interest;

                  TENTH: first, to the Class B-4 Noteholders, second, to the Class B-5 Noteholders and third, to the Class B-6 Noteholders, according to the amounts due and payable on such Classes of Notes for interest and principal; and

                  ELEVENTH: to the holders of the Owner Trust Certificates on behalf of the Issuer.

         The Securities Administrator may fix a record date and Payment Date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before such record date, the Securities Administrator shall mail to each Noteholder a notice that states the record date, the Payment Date and the amount to be paid.

         Section 5.05 OPTIONAL PRESERVATION OF THE TRUST ESTATE. If the Notes have been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may elect to take and maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer, and the Indenture Trustee shall take such desire into account when determining whether or not to take and maintain possession of the Trust Estate. In determining whether to take and maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         Section 5.06 LIMITATION OF SUITS. So long as the Investor owns 100% of the Securities, no Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the foregoing and the provisions of Section 10.15 hereof:

                           (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

                           (ii) the Holders of not less than 25% of the aggregate Note Principal Balance of the Notes have made a written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

                           (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                           (iv) the Indenture Trustee, for 60 days after its receipt of such notice of request and offer of indemnity, has failed to institute such Proceedings; and

                           (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Note Principal Balances of the Notes.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         Subject to the last paragraph of Section 5.11 herein, in the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the Note Principal Balances of the Notes, the Indenture Trustee shall take such action as requested by the Holders representing the highest amount (in the aggregate) of the Note Principal Balances, notwithstanding any other provisions of this Indenture.

         Section 5.07 UNCONDITIONAL RIGHTS OF NOTEHOLDERS TO RECEIVE PRINCIPAL AND INTEREST. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         Section 5.08 RESTORATION OF RIGHTS AND REMEDIES. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 5.09 RIGHTS AND REMEDIES CUMULATIVE. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.10 DELAY OR OMISSION NOT A WAIVER. No delay or omission of the Indenture Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.



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



         Section 5.11 CONTROL BY NOTEHOLDERS. The Holders of a majority of the aggregate Note Principal Balances of Notes shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

                           (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                           (ii) any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of Notes representing not less than 100% of the aggregate Note Principal Balance of the Notes or the Holders of 66 2/3% of the aggregate Note Principal Balance of each Class of Notes then outstanding, voting separately as set forth in
         Section 5.04(a) hereof; and

                           (iii) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction of the Holders of Notes representing a majority of the Note Principal Balances of the Notes.

Notwithstanding the rights of Noteholders set forth in this Section 5.11 the Indenture Trustee need not take any action that it determines might involve it in liability.

         Section 5.12 WAIVER OF PAST DEFAULTS. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.02 hereof, the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of each Class of Notes may waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

         Section 5.13 UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each Holder of any Note and each Beneficial Owner of any interest therein by such Holder's or Beneficial Owner's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Principal Balances of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

         Section 5.14 WAIVER OF STAY OR EXTENSION LAWS. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 5.15 SALE OF TRUST ESTATE. (a) The power to effect any sale or other disposition (a "Sale") of any portion of the Trust Estate pursuant to
Section 5.04 hereof is expressly subject to the provisions of Sections 5.05 and 5.11(ii) hereof and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

                  (1) the Holders of all Notes consent to or direct the Indenture Trustee to make, such Sale, or

                  (2) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, in full payment thereof in accordance with Section 5.02 hereof, on the Payment Date next succeeding the date of such Sale, or

                  (3) the Indenture Trustee determines that the conditions for retention of the Trust Estate set forth in Section 5.05 hereof cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05 hereof), and the Holders of Notes representing at least 100% of the Note Principal Balances of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

         (c) Subject to this Section 5.15, unless the Holders representing at least 100% of the aggregate Note Principal Balance of the Notes or the Holders of 66 2/3% of the aggregate Note Principal Balance of each Class of Notes then outstanding, voting separately as set forth in Section 5.04(a) hereof, have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount


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



described in paragraph (2) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee, as trustee for the benefit of the Holders of the Notes, shall bid an amount (which shall include the Indenture Trustee's right, in its capacity as Indenture Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Noteholders.

         (d) In connection with a Sale of all or any portion of the Trust
Estate,

                  (1) any Holder or Holders of Notes may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (2) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and Holders of Certificates on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (3) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance, prepared by the Issuer and satisfactory to the Indenture Trustee, transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (4) the Indenture Trustee is hereby irrevocably appointed the agent and attorney- in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (e) So long as the Investor owns 100% of the Securities, the Investor shall not consent to any Sale of the Trust Estate as set forth herein.

         Section 5.16 ACTION ON NOTES. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of


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



any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee or the Securities Administrator shall be applied by the Securities Administrator in accordance with Section 5.04(b) hereof.



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



                                   ARTICLE VI

             The Indenture Trustee and The Securities Administrator

         Section 6.01 DUTIES OF INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR.
(a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default of which the Indenture Trustee has actual knowledge or has received written notice, in the case of the Indenture Trustee and, at any time, in the case of the Securities
Administrator:

                           (i) the Indenture Trustee and the Securities
         Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Basic Documents to which it is a party and no implied covenants or obligations shall be read into this Indenture and the other Basic Documents against the Indenture Trustee or the Securities Administrator; and

                           (ii) in the absence of bad faith on its part, the Indenture Trustee and the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, reports, documents, Issuer Requests or other instruments or opinions furnished to each of the Indenture Trustee and the Securities Administrator and conforming to the requirements of this Indenture or the other Basic Documents; however, the Indenture Trustee and the Securities Administrator shall examine the certificates, reports, documents, Issuer Requests or other instruments and opinions to determine whether or not they conform on their face to the requirements of this Indenture.

         (c) The Indenture Trustee and the Securities Administrator may not be relieved from liability for each of its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.01;

                           (ii) neither the Indenture Trustee nor the Securities Administrator shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee or the Securities Administrator, as applicable, was negligent in ascertaining the pertinent facts; and

                           (iii) neither the Indenture Trustee nor the Securities Administrator shall be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from Noteholders, the Certificateholders or from the Issuer, which they are entitled to give under the Basic Documents.



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



         (d) The Indenture Trustee shall not be liable for interest on any money received by it except as set forth in the Basic Documents and as the Indenture Trustee may agree in writing with the Issuer.

         (e) Money held in trust by the Indenture Trustee need not be segregated from other trust funds except to the extent required by law or the terms of this Indenture or the Trust Agreement.

         (f) No provision of this Indenture shall require the Indenture Trustee or the Securities Administrator to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

         (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

         (h) The Indenture Trustee shall not be deemed to have notice or knowledge of any Default or Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof or unless written notice of any such event that is in fact an Event of Default or Default is received by the Indenture Trustee at its Corporate Trust Office and such notice references the Notes or Certificates generally, the Issuer, the Trust Estate or this Indenture.

         Section 6.02 RIGHTS OF INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR.
(a) The Indenture Trustee and the Securities Administrator may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee and the Securities Administrator need not investigate any fact or matter stated in the document.

         (b) Before the Indenture Trustee or the Securities Administrator acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel. Neither the Indenture Trustee nor the Securities Administrator shall be liable for any action it takes or omits to take in good faith in reliance on and in accordance with an Officer's Certificate or Opinion of Counsel.

         (c) Neither the Indenture Trustee nor the Securities Administrator shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (d) The Indenture Trustee or the Securities Administrator may consult with counsel, and the written advice or Opinion of Counsel (which shall not be at the expense of the Indenture Trustee or the Securities Administrator) with respect to legal matters relating to this Indenture, the other Basic Documents and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the written advice or opinion of such counsel.

         (e) For the limited purpose of effecting any action to be undertaken by each of the Indenture Trustee and the Securities Administrator, but not specifically as a duty of the Indenture Trustee or the Securities Administrator in the Indenture, each of the Indenture Trustee and the


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



Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder, either directly or by or through agents, attorneys, custodians or nominees appointed with due care, and shall not be responsible for any willful misconduct or negligence on the part of any agent, attorney, custodian or nominee so appointed.

         (f) The Securities Administrator or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Securities Administrator's economic self-interest for (i) serving as investment adviser, administrator, shareholder servicing agent, custodian or sub- custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments. Such compensation shall not be considered an amount that is reimbursable or payable to the Securities Administrator (i) as part of the compensation hereunder or (ii) out of Available Funds.

         (g) Anything in this Indenture to the contrary notwithstanding, in no event shall the Indenture Trustee or the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Indenture Trustee or the Securities Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

         (h) None of the Securities Administrator, the Issuer or the Indenture Trustee shall be responsible for the acts or omissions of the other, it being understood that this Indenture shall not be construed to render them partners, joint venturers or agents of one another.

         (i) Neither the Indenture Trustee nor the Securities Administrator shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Indenture shall in any event require the Indenture Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer under the Servicing Agreement, except during such time, if any, as the Indenture Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of the Servicing Agreement.

         (j) Except for those actions that the Indenture Trustee or the Securities Administrator are required to take hereunder, neither the Indenture Trustee nor the Securities Administrator shall have any obligation or liability to take any action or to refrain from taking any action hereunder in the absence of written direction as provided hereunder.

         (k) Neither the Indenture Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Indenture, other than its obligation to give notices pursuant to this Indenture, or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Indenture Trustee or the Securities Administrator, as applicable, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. Nothing contained herein shall, however, relieve the Indenture Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Indenture and to use the same degree of care and skill in their exercise as a prudent person would exercise under the circumstances in the conduct of his own affairs.

         (l) Neither the Indenture Trustee nor the Securities Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Notes representing not less than 25% of the Note Principal Balance of the Notes and provided that the payment within a reasonable time to the Indenture Trustee or the Securities Administrator, as applicable, of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee or the Securities Administrator, as applicable, reasonably assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture. The Indenture Trustee or the Securities Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Noteholders requesting the investigation.

         (m) Should the Indenture Trustee or the Securities Administrator deem the nature of any action required on its part to be unclear, the Indenture Trustee or the Securities Administrator, respectively, may require prior to such action that it be provided by the Depositor with reasonable further instructions.

         (n) The right of the Indenture Trustee or the Securities Administrator to perform any discretionary act enumerated in this Indenture shall not be construed as a duty, and neither the Indenture Trustee nor the Securities Administrator shall be accountable for other than its negligence or willful misconduct in the performance of any such act.

         (o) Neither the Indenture Trustee nor the Securities Administrator shall be required to give any bond or surety with respect to the execution of the trust created hereby or the powers granted hereunder.

         (p) Neither the Indenture Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Mortgage Loan by the Seller pursuant to this Indenture or the Mortgage Loan Purchase Agreement, as applicable, or the eligibility of any Mortgage Loan for purposes of this Indenture.

         (q) The Indenture Trustee shall not be deemed to have notice or actual knowledge of any Default or Event of Default unless actually known to a Responsible Officer of the Indenture Trustee or written notice thereof (making reference to this Indenture or the Notes) is received by the Indenture Trustee at the Corporate Trust Office.

         Section 6.03 INDIVIDUAL RIGHTS OF INDENTURE TRUSTEE. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the


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



Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee, subject to the requirements of the Trust Indenture Act. Any Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Section 6.12 hereof.

         Section 6.04 [RESERVED].

         Section 6.05 INDENTURE TRUSTEE'S AND SECURITIES ADMINISTRATOR'S DISCLAIMER. Neither the Indenture Trustee nor the Securities Administrator shall be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Notes or any other Basic Document, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Securities Administrator's certificate of authentication.

         Section 6.06 NOTICE OF EVENT OF DEFAULT. Subject to Section 5.01, the Indenture Trustee shall promptly mail to each Noteholder notice of the Event of Default after it is known to a Responsible Officer of the Indenture Trustee, unless such Event of Default shall have been waived or cured. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the best interests of Noteholders.

         Section 6.07 REPORTS TO HOLDERS AND TAX ADMINISTRATION.

         The Securities Administrator shall deliver to each Noteholder such information as may be required and such other customary information as the Securities Administrator may determine and/or be required by the Internal Revenue Service or by a federal or state law or rules or regulations to enable such holder to prepare its federal and state income tax returns.

         The Securities Administrator shall prepare and file (or cause to be prepared and filed), on behalf of the Owner Trustee, all tax returns (if any) and information reports, tax elections and such annual or other reports of the Issuer as are necessary for preparation of tax returns and information reports as provided in Section 5.03 of the Trust Agreement, including without limitation Form 1099. All tax returns and information reports shall be signed by the Owner Trustee or, to the extent permitted by law, the Securities Administrator as provided in Section 5.03 of the Trust Agreement.

         Section 6.08 COMPENSATION. An annual fee shall be paid to the Indenture Trustee by the Master Servicer pursuant to a separate agreement between the Indenture Trustee and the Master Servicer. In addition, the Indenture Trustee and the Securities Administrator will each be entitled to recover from the Payment Account pursuant to Section 3.25 of this Indenture all reasonable out-of-pocket expenses, disbursements and advances and the expenses of the Indenture Trustee and the Securities Administrator, respectively, in connection with any breach of this Agreement or any claim or legal action (including any pending or threatened claim or legal action) or otherwise incurred or made by the Indenture Trustee or the Securities Administrator, respectively, in the administration of the trusts hereunder (including the reasonable compensation, expenses and disbursements of its counsel) except any such expense, disbursement or advance as may arise from its own negligence or intentional misconduct or which is the responsibility of the Noteholders as provided herein. Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust. Additionally, each of the Indenture Trustee and the Securities Administrator and any director, officer, employee or agent of the Indenture Trustee or the Securities Administrator shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) incurred in the administration of this Agreement (other than its ordinary out of pocket expenses incurred hereunder) or in connection with any claim or legal action relating to (a) the Basic Documents or (b) the Notes, other than any loss, liability or expense incurred by reason of its own negligence or intentional misconduct, or which is the responsibility of the Noteholders as provided herein.

         The Issuer's payment obligations to the Indenture Trustee and Securities Administrator pursuant to this Section 6.08 shall survive the discharge of this Indenture and the termination or resignation of the Indenture Trustee or Securities Administrator. When the Indenture Trustee or the Securities Administrator incurs expenses after the occurrence of an Event of Default with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

         Section 6.09 REPLACEMENT OF INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR. No resignation or removal of the Indenture Trustee or the Securities Administrator and no appointment of a successor Indenture Trustee or a successor Securities Administrator shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.09. The Indenture Trustee or the Securities Administrator may resign at any time by so notifying the Issuer. In the event that the Indenture Trustee determines that a conflict of interest exists between the Holders of the Class A Notes and the Holders of any Class of Subordinate Notes, then the Indenture Trustee shall be entitled to resign as the indenture trustee for all Classes of Notes other than the Class A Notes. In such event the Holders of a majority of Note Principal Balances of all of the Subordinate Notes shall designate a separate indenture trustee to represent their interests hereunder. Holders of a majority of Note Principal Balances of each Class of Notes may remove the Indenture Trustee by so notifying the Indenture Trustee and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee or the Securities Administrator, as applicable, if:

                           (i) the Indenture Trustee or the Securities
         Administrator fails to comply with or qualify pursuant to the provisions of Section 6.12 hereof;

                           (ii) the Indenture Trustee or the Securities
         Administrator is adjudged a bankrupt or insolvent;

                           (iii) a receiver or other public officer takes charge of the Indenture Trustee or the Securities Administrator or its property;

                           (iv) the Indenture Trustee or the Securities
         Administrator otherwise becomes incapable of acting; or

                           (v) the Master Servicer is terminated pursuant to
         Section 5.01 of the Servicing Agreement.



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



         If the Indenture Trustee or the Securities Administrator resigns or is removed or if a vacancy exists in the office of the Indenture Trustee or the Securities Administrator for any reason (the Indenture Trustee or the Securities Administrator in such event being referred to herein as the retiring Indenture Trustee or the retiring Securities Administrator ), the Issuer shall promptly appoint a successor Indenture Trustee or successor Securities Administrator.

         Each of a successor Indenture Trustee or successor Securities Administrator shall deliver a written acceptance of its appointment to the retiring Indenture Trustee or the retiring Securities Administrator, as applicable, and to the Issuer. Thereupon, the resignation or removal of the retiring Indenture Trustee or the retiring Securities Administrator shall become effective, and the successor Indenture Trustee or successor Securities Administrator shall have all the rights, powers and duties of the Indenture Trustee or the Securities Administrator, as applicable, under this Indenture. The successor Indenture Trustee or successor Securities Administrator shall each mail a notice of its succession to Noteholders. The retiring Indenture Trustee or the retiring Securities Administrator shall promptly transfer all property held by it as Indenture Trustee or Securities Administrator, as applicable, to the successor Indenture Trustee or successor Securities Administrator.

         If a successor Indenture Trustee or successor Securities Administrator does not take office within 60 days after the retiring Indenture Trustee or the retiring Securities Administrator, as applicable, resigns or is removed, the retiring Indenture Trustee or the retiring Securities Administrator, the Issuer or the Holders of a majority of Note Principal Balances of the Notes may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or successor Securities Administrator.

         Notwithstanding the replacement of the Indenture Trustee or the Securities Administrator pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee or the retiring Securities Administrator.

         Section 6.10 SUCCESSOR INDENTURE TRUSTEE AND SECURITIES ADMINISTRATOR BY MERGER. If the Indenture Trustee or the Securities Administrator consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation, without any further act, shall be the successor Indenture Trustee or successor Securities Administrator, as applicable; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.12 hereof. The Indenture Trustee and the Securities Administrator shall provide the Rating Agencies and the Issuer with prior written notice, and the Noteholders with prompt written notice, of any such transaction.

         If at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture and any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated; and if at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full


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force which is in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

         Section 6.11 APPOINTMENT OF CO-INDENTURE TRUSTEE OR SEPARATE INDENTURE TRUSTEE. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.12 hereof.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

                           (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                           (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any


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lawful act under or in respect of this Indenture on its behalf and in its name.
If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 6.12 ELIGIBILITY; DISQUALIFICATION. The Indenture Trustee shall at all times be an entity that meets the requirements of Section 3(c)(3) under the Investment Company Act of 1940 applicable to a trustee, and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term debt rating of Baa3 or better by Moody's.

         Section 6.13 [RESERVED].

         Section 6.14 REPRESENTATIONS AND WARRANTIES. The Indenture Trustee hereby represents that:

                           (i) The Indenture Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

                           (ii) The Indenture Trustee has the power and authority to execute and deliver this Indenture and to carry out its terms; and the execution, delivery and performance of this Indenture have been duly authorized by the Indenture Trustee by all necessary corporate action;

                           (iii) The consummation of the transactions contemplated by this Indenture and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Indenture Trustee or any agreement or other instrument to which the Indenture Trustee is a party or by which it is bound; and

                           (iv) To the Indenture Trustee's knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Indenture Trustee or its properties: (A) asserting the invalidity of this Indenture, (B) seeking to prevent the consummation of any of the transactions contemplated by this Indenture or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Indenture Trustee of its obligations under, or the validity or enforceability of, this Indenture.

                           (v) The Indenture Trustee does not have notice of any adverse claim (as such terms are used in Delaware UCC Section 8-302) with respect to the Grantor Trust Certificate.

         Section 6.15 DIRECTIONS TO INDENTURE TRUSTEE AND THE SECURITIES ADMINISTRATOR. The Indenture Trustee is hereby directed:



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         (a) to accept the pledge of the Grantor Trust Certificate and hold the assets of the Trust in trust for the Noteholders;

         (b) the Securities Administrator is hereby directed to (i) authenticate and deliver the Notes substantially in the form prescribed by Exhibits A-1, A-2, A-3 and A-4 to this Indenture in accordance with the terms of this Indenture; and

         (c) to take all other actions as shall be required to be taken by the Securities Administrator pursuant to the terms of this Indenture and the other Basic Documents.

         Section 6.16 THE AGENTS. The provisions of this Indenture relating to the limitations of the Indenture Trustee's liability and to its rights and protections shall inure also to the Paying Agent, Note Registrar and Certificate Registrar.




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                                   ARTICLE VII

                         Noteholders' Lists and Reports

         Section 7.01 ISSUER TO FURNISH SECURITIES ADMINISTRATOR TRUSTEE NAMES AND ADDRESSES OF NOTEHOLDERS. The Issuer will furnish or cause to be furnished to the Securities Administrator (a) not more than five days after each Record Date, a list, in such form as the Securities Administrator may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Securities Administrator may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; PROVIDED, HOWEVER, that so long as the Securities Administrator is the Note Registrar, no such list shall be required to be furnished to the Securities Administrator.

         Section 7.02 PRESERVATION OF INFORMATION; COMMUNICATIONS TO NOTEHOLDERS. (a) The Securities Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Securities Administrator as provided in Section 7.01 hereof and the names and addresses of Holders of Notes received by the Securities Administrator in its capacity as Note Registrar. The Securities Administrator may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

         (b) Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes.

         Section 7.03 FINANCIAL INFORMATION. For so long as any of the Notes bearing a restrictive legend remains outstanding and is a "restricted security" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(b) under such Act, cause the Securities Administrator to make available to any Holder of any such Note in connection with any sale thereof and to any prospective purchaser of any such Note from such Holder, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act that is in the Securities Administrator's possession or reasonably obtainable by it, if requested, from the Master Servicer (and to the extent such information is in the Master Servicer's possession or is reasonably obtainable by it from the Servicers).

         Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

         Section 7.04 STATEMENTS TO NOTEHOLDERS. (a) With respect to each Payment Date, the Securities Administrator shall make available via the Securities Administrator's website, initially located at www.ctslink.com, to each Noteholder and each Certificateholder, the Depositor, the Issuer, the Seller, the Owner Trustee, the Certificate Paying Agent and the Rating Agencies, a statement setting forth the following information as to the Notes, to the extent applicable:



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                           (i) the Available Funds, the Basis Risk Shortfall
         Carryover Amount on each Class of Notes (other than the Class X-1 Notes and Class B Notes) for such Payment Date and the aggregate Net Interest Shortfall on each Class of Notes for such Payment Date;

                           (ii) (a) the amount of such distribution to each Class of Notes (other than the Class X-1 Notes) applied to reduce the Note Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

                           (iii) the amount of such distribution to Holders of each Class of Notes allocable to interest;

                           (iv) the amount of any distribution to the Certificates;

                           (v) if the distribution to the Holders of any Class of Notes is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

                           (vi) the number and the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period;

                           (vii) the aggregate Note Principal Balance of each Class of Notes, after giving effect to the amounts distributed on such Payment Date, separately identifying any reduction thereof due to Realized Losses and the aggregate Note Principal Balance of the Notes after giving effect to the distribution of principal on such Payment Date;

                           (viii) the number and aggregate Scheduled Principal Balance of Mortgage Loans (a) as to which the Monthly Payment is delinquent for 31-60 days, 61-90 days, 91 or more days, respectively,
         (b) in foreclosure and (c) that have become REO Property, in each case as of the end of the preceding calendar month;

                           (ix) the amount of any Monthly Advances and Compensating Interest payments;

                           (x) the aggregate Realized Losses with respect to the related Payment Date and cumulative Realized Losses since the Closing Date;

                           (xi) the number and aggregate Scheduled Principal Balance of Mortgage Loans repurchased pursuant to the Mortgage Loan Purchase Agreement for the related Payment Date and cumulatively since the Closing Date;

                           (xii) the book value (if available) of any REO Property;

                           (xiii) the amount of any Prepayment Interest
         Shortfalls or Relief Act Shortfalls for such Payment Date; and



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



                           (xiv) the aggregate Scheduled Principal Balance of Mortgage Loans purchased pursuant to Section 2.19 of the Servicing Agreement for the related Payment Date and cumulatively since the Closing Date.

         Items (iii) and (iv) above shall be presented on the basis of a Note having a $1,000 denomination. In addition, by January 31 of each calendar year following any year during which the Notes are outstanding, the Securities Administrator shall furnish a report to each Noteholder of record if so requested in writing at any time during each calendar year as to the aggregate of amounts reported pursuant to (iii) and (iv) with respect to the Notes for such calendar year.

         The Securities Administrator may conclusively rely upon the information provided by the Master Servicer to the Securities Administrator in accordance with Section 2.02 of the Servicing Agreement in its preparation of monthly statements to Noteholders.

         The Securities Administrator will make the monthly statements provided for in this section (and, at its option, any additional files containing the same information in an alternative format) available each month to Noteholders, each Noteholder and each Certificateholder, the Depositor, the Issuer, the Seller, the Owner Trustee, the Certificate Paying Agent and the Rating Agency via the Securities Administrator's website. The Securities Administrator's website shall initially be located at "www.ctslink.com." Assistance in using the website can be obtained by calling the Securities Administrator's customer service desk at (301) 815-6600. Parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by calling the Securities Administrator's customer service desk and indicating such. The Securities Administrator may have the right to change the way the monthly statements are distributed in order to make such distribution more convenient and/or more accessible to the above parties and the Securities Administrator shall provide timely and adequate notification to all above parties regarding any such changes.

         The Securities Administrator shall be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the monthly statement, and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

         Section 7.05 REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION. Within 15 days after each Payment Date, the Securities Administrator shall, in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System ("EDGAR"), a Form 8-K (or other comparable Form containing the same or comparable information or other information mutually agreed upon) with a copy of the statement to the Noteholders for such Payment Date as an exhibit thereto. Prior to January 30 in any year, the Securities Administrator shall, in accordance with industry standards and only if instructed by the Depositor, file a Form 15 Suspension Notice with respect to the Trust Estate, if applicable. Prior to (i) March 31, 2006, or such earlier filing date as may be required by the Commission, and (ii) unless and until a Form 15 Suspension Notice shall have been filed, March 31 of each year thereafter, or such earlier filing date as may be required by the Commission, the Securities Administrator shall file a Form 10-K, in substance conforming to industry standards, with respect to the Trust. Such Form 10-K shall include the Master Servicer Certification and other documentation provided by the Master Servicer pursuant to Section 2.16 of the Servicing Agreement. The Depositor hereby grants to the Securities Administrator a limited power of attorney


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



to execute and file each such document on behalf of the Depositor. Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Estate. The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission. The Securities Administrator shall have no responsibility to file any items other than those specified in this Section 7.05; provided, however, the Securities Administrator will cooperate with the Depositor and the Issuer in connection with any additional filings with respect to the Trust Estate as the Depositor deems necessary under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Fees and expenses incurred by the Securities Administrator in connection with this Section 7.05 shall not be reimbursable from the Trust Estate.



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                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

         Section 8.01 COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Securities Administrator may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Securities Administrator pursuant to this Indenture. The Securities Administrator shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.


         Section 8.02 OFFICER'S CERTIFICATE. The Indenture Trustee shall receive at least seven Business Days' notice when requested by the Issuer to take any action pursuant to Section 8.06(a) hereof, accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an Officer's Certificate, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with.

         Section 8.03 TERMINATION UPON DISTRIBUTION TO NOTEHOLDERS. This Indenture and the respective obligations and responsibilities of the Issuer, the Securities Administrator and the Indenture Trustee created hereby shall terminate upon the distribution to Noteholders, the Certificate Paying Agent on behalf of the Certificateholders, the Securities Administrator and the Indenture Trustee of all amounts required to be distributed pursuant to Article III; PROVIDED, HOWEVER, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

         Section 8.04 RELEASE OF TRUST ESTATE. (a) Subject to the payment of its fees and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture, including for the purposes of any purchase of a Mortgage Loan by the Majority Certificateholder pursuant to Section 8.06 of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article VIII hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any monies.

         (b) The Indenture Trustee shall, at such time as (i) it is notified by the Securities Administrator that there are no Notes Outstanding and (ii) all sums then due and unpaid to the


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



Indenture Trustee pursuant to this Indenture have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture.

         (c) The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of a request from the Issuer.

         Section 8.05 SURRENDER OF NOTES UPON FINAL PAYMENT. By acceptance of any Note, the Holder thereof agrees to surrender such Note to the Securities Administrator promptly, prior to such Noteholder's receipt of the final payment thereon.

         Section 8.06 OPTIONAL REDEMPTION OF THE MORTGAGE LOANS. (a) The Majority Certificateholder shall have the option to purchase the assets of the Trust and thereby cause the redemption of the Notes, in whole, but not in part, on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of Cut-off Date. The aggregate redemption price (the "Redemption Price") for the Notes will be equal to 100% of the aggregate outstanding Note Principal Balance of the Notes as of the Payment Date on which the proposed redemption will take place in accordance with the foregoing, together with accrued and unpaid interest thereon at the applicable Note Interest Rate through such Payment Date (including any related Net Interest Shortfall, Basis Risk Shortfall Carryover Amount), plus an amount sufficient to pay in full all amounts owing to the Indenture Trustee, the Master Servicer and the Securities Administrator, pursuant to any Basic Document (which amounts shall be specified in writing upon request of the Issuer, the Indenture Trustee, the Master Servicer and the Securities Administrator, as applicable).

         (b) In order to exercise the foregoing option, the Majority Certificateholder shall provide written notice of its exercise of such option to the Securities Administrator, the Issuer, the Owner Trustee and the Master Servicer at least 15 days prior to its exercise. Following receipt of the notice, the Securities Administrator shall provide written notice to the Noteholders of the final payment on the Notes. In addition, the Majority Certificateholder shall, not less than one Business Day prior to the proposed Payment Date on which such redemption is to be made, deposit the Redemption Price specified in (a) above with the Securities Administrator, who shall deposit the Redemption Price into the Payment Account and shall, on the Payment Date after receipt of the funds, apply such funds to make final payments of principal and interest on the Notes in accordance with Section 3.03 hereof and payment to the Securities Administrator and the Master Servicer as set forth in
(a) above, and this Indenture shall be discharged subject to the provisions of
Section 4.10 hereof. If for any reason the amount deposited by the Majority Certificateholder is not sufficient to make such redemption or such redemption cannot be completed for any reason, (a) the amount so deposited by the Majority Certificateholder with the Securities Administrator shall be immediately returned to the Majority Certificateholder in full and shall not be used for any other purpose or be deemed to be part of the Trust Estate and (b) the Note Principal Balance of the Notes shall continue to bear interest at the related
Note Interest Rate.






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                                       59

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                                   ARTICLE IX

                             Supplemental Indentures

         Section 9.01 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS.
(a) Without the consent of the Holders of any Notes but with prior notice to the Rating Agencies, the Issuer, the Indenture Trustee and the Securities Administrator, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee and the Securities Administrator, for any of the following purposes:

                           (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                           (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                           (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                           (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

                           (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture;

                           (vi) to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially and adversely affect the interests of the Holders of the Notes; provided further, that such supplemental indenture will be deemed to not materially and adversely affect the interests of the Holders of the Notes if a Rating Confirmation is received with respect to such supplemental indenture; or

                           (vii) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI hereof;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee and the Securities Administrator shall have received an Opinion of Counsel not at the expense of the Indenture Trustee or the Securities Administrator as to the enforceability of any such indenture supplement and to the effect that (i) such indenture supplement is permitted hereunder and will not


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materially and adversely affect the Holders of the Notes and (ii) entering into such indenture supplement will not result in a "substantial modification" of the Notes under Treasury Regulation Section 1.1001-3 or adversely affect the indebtedness status of the Class A-1 Notes and Class A-2 Notes and any of the Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator.

         The Indenture Trustee and the Securities Administrator are hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

         (b) The Issuer, the Securities Administrator and the Indenture Trustee, when authorized by an Issuer Request, in the case of the Securities Administrator and the Indenture Trustee may, also without the consent of any of the Holders of the Notes and prior notice to the Rating Agency, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action as evidenced by an Opinion of Counsel, (i) is permitted by this Indenture, (ii) shall not adversely affect in any material respect the interests of any Noteholder and
(iii) if 100% of the Certificates and Class A-3 Notes, Class A-4 Notes and Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) are not owned by the Investor, cause the Issuer to be subject to an entity level tax for federal income tax purposes.

         Section 9.02 SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. The Issuer, the Securities Administrator and the Indenture Trustee, when authorized by an Issuer Request in the case of the Securities Administrator and the Indenture Trustee, also may, with prior notice to the Rating Agencies and, with the consent Holders of not less than a majority of the Note Principal Balance of each Class of Notes affected thereby, by Act (as defined in Section 10.03 hereof) of such Holders delivered to the Issuer, the Securities Administrator and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

                           (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate and to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof;

                           (ii) reduce the percentage of the Note Principal Balances of the Notes, or any Class of Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance


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         with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                           (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Holder";

                           (iv) reduce the percentage of the Note Principal Balances of the Notes, or any Class of Notes, required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04 hereof;

                           (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

                           (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation); or

                           (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture;

and PROVIDED, FURTHER, that such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer, if 100% of the Certificates and Class A-3 Notes, Class A-4 Notes and Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) are not owned by the investor to be subject to an entity level tax for federal income tax purposes.

         Any such action shall not adversely affect in any material respect the interest of any Holder (other than a Holder who shall consent to such supplemental indenture) as evidenced by an Opinion of Counsel (provided by the Person requesting such supplemental indenture) delivered to the Indenture Trustee and the Securities Administrator.

         It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer, the Securities Administrator and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Securities Administrator shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the

Securities Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.03 EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Securities Administrator shall be entitled to receive, and subject to Sections 6.01 and 6.02 hereof, shall be fully protected in relying upon, an Opinion of Counsel not at the expense of the Indenture Trustee or the Securities Administrator stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee and the Securities Administrator each may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's or the Securities Administrator's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Section 9.04 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Securities Administrator, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 9.05 CONFORMITY WITH TRUST INDENTURE ACT. Every amendment of this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

         Section 9.06 REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Securities Administrator shall, bear a notation in form approved by the Securities Administrator as to any matter provided for in such supplemental indenture. If the Issuer or the Securities Administrator shall so determine, new Notes so modified as to conform, in the opinion of the Securities Administrator and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Securities Administrator in exchange for Outstanding Notes.

                                    ARTICLE X

                                  Miscellaneous

         Section 10.01 COMPLIANCE CERTIFICATES AND OPINIONS, ETC. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

                  (5) if the signatory of such certificate or opinion is required to be Independent, the statement required by the definition of the term "Independent".

         (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 10.01 (a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such deposit) to the Issuer of the Collateral or other property or securities to be so deposited and a report from a nationally recognized accounting firm verifying such value.

                           (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (i) above, the Issuer shall also deliver to the Indenture Trustee an Independent Certificate from a nationally recognized accounting firm as to the same matters, if the fair value of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the Note Principal Balances of the Notes, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then outstanding Note Principal Balances of the Notes.

                           (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days prior to such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

                           (iv) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause
         (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the Note Principal Balances of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then outstanding Note Principal Balances of the Notes.

         Section 10.02 FORM OF DOCUMENTS DELIVERED TO INDENTURE TRUSTEE. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Seller or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         Section 10.03 ACTS OF NOTEHOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01 hereof) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03 hereof.

         (b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Registrar.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every
Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 10.04 NOTICES ETC., TO INDENTURE TRUSTEE ISSUER, SECURITIES ADMINISTRATOR AND RATING AGENCIES. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

                           (i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office. The Indenture Trustee shall promptly transmit any notice received by it from the Noteholders to the Issuer;

                           (ii) the Securities Administrator by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Securities Administrator at Wells Fargo Bank, National Association, P.O. Box 98, Columbia Maryland 21046 (or, in the case of overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland 21045), Attn: BART 2005-2, or such other address as may hereafter be furnished to the other parties hereto in writing. The Securities Administrator shall promptly transmit any notice received by it from the Noteholders to the Issuer; or

                           (iii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed first-class, postage prepaid to the Issuer addressed to: Bear Stearns ARM Trust 2005-2, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19990-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

         Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee, the Securities Administrator or the Owner Trustee shall be in writing, mailed first-class postage pre-paid: in the case of Moody's, to Moody's, at the following address: Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007; and in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         Section 10.05 NOTICES TO NOTEHOLDERS; WAIVER. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if made, given, furnished or filed in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at such Person's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given regardless of whether such notice is in fact actually received.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

         Section 10.06 CONFLICT WITH TRUST INDENTURE ACT. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

         The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

         Section 10.07 EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

         Section 10.08 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

         Section 10.09 SEPARABILITY. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.10 LEGAL HOLIDAYS. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         Section 10.11 GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, WHICH SHALL APPLY HERETO), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 10.12 COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 10.13 RECORDING OF INDENTURE. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel at its expense (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

         Section 10.14 ISSUER OBLIGATION. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Securities Administrator on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Securities Administrator, the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Securities Administrator, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

         Section 10.15 NO PETITION. The Indenture Trustee and the Securities Administrator, by entering into this Indenture, each Noteholder, by accepting a Note and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time prior to one year from the date of termination hereof, institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the Basic Documents; provided however, that nothing herein shall prohibit the Indenture Trustee from filing proofs of claim in any proceeding.

         Section 10.16 INSPECTION. The Issuer agrees that, at its expense, on reasonable prior notice, it shall permit any representative of the Indenture Trustee or the Securities Administrator, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee or the Securities Administrator may reasonably determine that such disclosure is consistent with its obligations hereunder.

         IN WITNESS WHEREOF, the Issuer, the Securities Administrator and the Indenture Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                   BEAR STEARNS ARM TRUST 2005-2, as
                                   Issuer
                                   Wilmington Trust Company, not in its
                                   individual capacity but solely as Owner
                                   Trustee

                                   By: /s/ Joann A. Rozell
                                       -----------------------------------
                                   Name:   Joann A. Rozell
                                   Title:  Assistant Vice President


                                   WELLS FARGO BANK, NATIONAL
                                   ASSOCIATION, as Securities Administrator


                                   By: /s/ Stacey Taylor
                                       -----------------------------------
                                   Name:   Stacey Taylor
                                   Title:  Assistant Vice President



                                   U.S. Bank National Association, as Indenture
                                   Trustee


                                   By: /s/ Vaneta Bernard
                                       -----------------------------------
                                   Name:   Vaneta Bernard
                                   Title:  Vice President

STATE OF MARYLAND           )
                            ) ss.:
COUNTY OF HOWARD            )

         On the 28th day of February 2005 before me, a notary public in and for said State, personally appeared Stacey M. Taylor, known to me to be an Assistant Vice President of Wells Fargo Bank, National Association, the entity that executed the within instrument, and also known to me to be the person who executed it on behalf of said entity, and acknowledged to me that such entity executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                              __________________
                                                              Notary Public

[Notarial Seal]

STATE OF DELAWARE             )
                              ) ss.:
COUNTY OF NEW CASTLE          )

         On this 28th day of February, 2005, before me personally appeared ____________________ to me known, who being by me duly sworn, did depose and say, that he is a Financial Services Officer of the Owner Trustee, one of the entities described in and which executed the above instrument; and that he signed her name thereto by like order.


                                                              Notary Public



                                                              __________________
                                                              Notary Public

[NOTARIAL SEAL]

STATE OF MASSACHUSETTS          )
                                ) ss.:
COUNTY OF SUFFOLK               )

         On this 28th day of February, 2005, before me personally appeared ________________ to me known, who being by me duly sworn, did depose and say, that she is the _______________ of the Indenture Trustee, one of the corporations described in and which executed the above instrument; and that he signed his name thereto by like order.



                                                              Notary Public



                                                              __________________
                                                              Notary Public




[NOTARIAL SEAL]

                                   EXHIBIT A-1

                          FORM OF CLASS A-[1][2] NOTES

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE SECURITIES ADMINISTRATOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN IS DEEMED TO REPRESENT THAT EITHER (1) IT IS NOT ACQUIRING THE NOTE WITH PLAN ASSETS OR (2)
(A) THE ACQUISITION, HOLDING AND TRANSFER OF A NOTE WILL NOT GIVE RISE TO A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND (B) THE NOTES ARE RATED INVESTMENT GRADE OR BETTER AND SUCH PERSON BELIEVES THAT THE NOTES ARE PROPERLY TREATED AS INDEBTEDNESS WITHOUT SUBSTANTIAL EQUITY FEATURES FOR PURPOSES OF THE DOL REGULATIONS, AND AGREES TO SO TREAT THE NOTES. ALTERNATIVELY, REGARDLESS OF THE RATING OF THE NOTES, SUCH PERSON MAY PROVIDE THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR WITH AN OPINION OF COUNSEL, WHICH OPINION OF COUNSEL WILL NOT BE AT THE EXPENSE OF THE ISSUER, THE SELLER, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE NOTE REGISTRAR, THE MASTER SERVICER OR ANY SERVICER, WHICH OPINES THAT THE ACQUISITION, HOLDING AND TRANSFER OF SUCH NOTE OR INTEREST THEREIN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE ISSUER, THE SELLER, THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE NOTE REGISTRAR, THE MASTER SERVICER OR ANY SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE.

THE HOLDER OF THIS NOTE OR BENEFICIAL OWNER OF ANY INTEREST HEREIN WILL BE DEEMED TO REPRESENT TO ONE OF THE REPRESENTATIONS CONTAINED IN THE INDENTURE.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.


                                      A-1-1

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.





                                      A-1-2

                          BEAR STEARNS ARM TRUST 2005-2
                      MORTGAGE-BACKED NOTES, SERIES 2005-2
                                 CLASS A-[1][2]



AGGREGATE NOTE PRINCIPAL                             NOTE INTEREST
BALANCE: $[________________]                         RATE: Adjustable Rate

INITIAL NOTE PRINCIPAL                               NOTE NO. 1
BALANCE OF THIS NOTE: $[_____________]

                                                     CUSIP NO: [_______________]


                  BEAR STEARNS ARM TRUST 2005-2 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $[____________________] in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in March 2005 and ending on or before the Payment Date occurring in [__________ 20___] (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Mortgage-Backed Notes, Series 2005-2 (the "Notes"), issued under an Indenture dated as of February 28, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, National Association, as Securities Administrator and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) and to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof, minus (i) all amounts distributed in respect of principal with respect to such Class of Notes and (ii) the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates in accordance with the Indenture, taking account of its applicable Loss Allocation Limitation, plus (iii) any Subsequent Recoveries allocated thereto.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect



                                      A-1-3
to this Note shall be equal to this Note's pro rata share of the aggregate payments on all Class A- [1][2] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-[1][2] Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-[1][2] Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the office designated by the Securities Administrator or the Office or agency of the Issuer maintained by it for such purpose pursuant to Section 4.02 of the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.



                                      A-1-4

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Net Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         The Holder of this Note or Beneficial Owner of any interest herein is deemed to represent that either (1) it is not acquiring the Note with Plan Assets or (2) (A) the acquisition, holding and transfer of a Note will not give rise to a nonexempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and (B) the Notes are rated investment grade or better and such person believes that the Notes are properly treated as indebtedness without substantial equity features for purposes of the DOL Regulations, and agrees to so treat the Notes. Alternatively, regardless of the rating of the Notes, such person may provide the Indenture Trustee and the Note Registrar with an opinion of counsel, which opinion of counsel will not be at the expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Securities Administrator, the Note Registrar or any servicer, which opines that the acquisition, holding and transfer of such Note or interest therein is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Depositor, the Owner Trustee, the Indenture Trustee, the Note Registrar, the Securities Administrator, the Master Servicer or any servicer to any obligation in addition to those undertaken in the Indenture and the other Basic Documents.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities


                                      A-1-5

Administrator, the Indenture Trustee nor any such agent of the Issuer, the Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         Initially, the Notes will be registered in the name of Cede & Co. as nominee of DTC, acting in its capacity as the Depository for the Notes. The Notes will be delivered by the clearing agency in denominations as provided in the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-1-6

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 28, 2005


                                              BEAR STEARNS ARM TRUST 2005-2

                                              BY: WILMINGTON TRUST
                                                  COMPANY, not in its individual
                                                  capacity but solely in its
                                                  capacity as Owner Trustee


                                              By: ______________________________
                                                  Authorized Signatory



            SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[1][2] Notes referred to in the within-mentioned Indenture.


                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as Securities
                                               Administrator

                                               BY:  ________________________
                                                    Authorized Signatory



                                      A-1-7

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM            --      as tenants in common
         TEN ENT            --      as tenants by the entireties
         JT TEN             --      as joint tenants with right of survivorship
                                    and not as tenants in common
UNIF GIFT MIN ACT           --      __________ Custodian

                                    ------------------------------
                                      (Cust)           (Minor)

                                    under Uniform Gifts to Minor Act
                                    ---------------------
                                                           (State)

     Additional abbreviations may also be used though not in the above list.




                                      A-1-8

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:

                      ____________________________________

                      ____________________________________

                      ____________________________________
  (Please print or typewrite name and address, including zip code, of assignee)



________________________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
         ---------------------------        ------------------------------------

Signature Guaranteed by
                           -----------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.






                                      A-1-9

                                   EXHIBIT A-2

THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE [CLASS A-1 NOTES][CLASS A-2 NOTES] AS DESCRIBED IN THE INDENTURE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE.

NO TRANSFER OF THIS NOTE SHALL BE MADE UNLESS THE TRANSFEREE IS NOT ACQUIRING THE NOTE WITH PLAN ASSETS OR UNLESS THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR ARE PROVIDED WITH AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OF THE NOTES IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE ISSUER, THE SELLER, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, ANY SERVICER OR THE NOTE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE NOTE REGISTRAR OR THE SECURITIES ADMINISTRATOR.

NO TRANSFER OF THIS NOTE SHALL BE MADE, SO LONG AS THE CLASS A-1 NOTES AND CLASS A-2 NOTES, AND ANY CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL ARE OUTSTANDING, UNLESS (A) A "WILL BE DEBT" OPINION SHALL HAVE BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL WITH RESPECT TO IT AND FURNISHED TO THE SECURITIES ADMINISTRATOR, OR (B) THE TRANSFEREE SHALL HAVE DELIVERED TO THE OWNER TRUSTEE, THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING THAT (1) IT IS A REAL INVESTMENT TRUST ("REIT") OR A QUALIFIED REIT SUBSIDIARY ("QRS") WITHIN THE MEANING OF SECTION 856(A) OR SECTION 856(I) OF THE CODE OR AN ENTITY DISREGARDED AS AN ENTITY SEPARATE FROM A REIT OR A QRS AND (2) FOLLOWING THE TRANSFER, 100% OF THE CERTIFICATES AND CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES (OTHER THAN ANY CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL AND FURNISHED TO THE SECURITIES


                                      A-2-1

ADMINISTRATOR) WILL BE OWNED BY A REIT, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE QRSS OF SUCH REIT OR ONE OR MORE ENTITIES DISREGARDED AS ENTITIES SEPARATE FROM SUCH REIT OR SUCH QRSS; PROVIDED THAT (X) THIS NOTE MAY BE PLEDGED TO SECURE INDEBTEDNESS AND MAY BE THE SUBJECT OF REPURCHASE AGREEMENTS TREATED AS SECURED INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES, AND (Y) THIS NOTE MAY BE TRANSFERRED BY A RELATED LENDER UNDER ANY SUCH RELATED LOAN AGREEMENT OR REPURCHASE AGREEMENT UPON A DEFAULT UNDER ANY SUCH INDEBTEDNESS, IN WHICH CASE THE TRANSFEROR SHALL DELIVER TO THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING TO SUCH EFFECT.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN.
ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-2-2

                          BEAR STEARNS ARM TRUST 2005-2
                      MORTGAGE-BACKED NOTES, SERIES 2005-2
                                 CLASS A-[3][4]



AGGREGATE NOTE PRINCIPAL                                  NOTE INTEREST
BALANCE: $ [________]                                     RATE: Variable Rate

INITIAL NOTE PRINCIPAL                                    NOTE NO. 1
BALANCE OF THIS NOTE: $ [________]

PERCENTAGE INTEREST: 100%                                 CUSIP NO: [________]


         BEAR STEARNS ARM TRUST 2005-2 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Bear, Stearns Securities Corp. or registered assigns, the principal sum of $[________]in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in March 2005 and ending on or before the Payment Date occurring in March 2035 (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Mortgage-Backed Notes, Series 2005-2 (the "Notes"), issued under an Indenture dated as of February 28, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, N.A., as securities administrator and U.S. Bank National Association as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee, and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof, minus (i) all amounts distributed in respect of principal with respect to such Class of Notes and (ii) the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates in accordance with the Indenture, taking account of its applicable Loss Allocation Limitation, plus (iii) any Subsequent Recoveries allocated thereto.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall


                                      A-2-3
be equal to this Note's pro rata share of the aggregate payments on all Class A-[3][4] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder, on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class A-[3][4] Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class A-[3][4] Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Office designated by the Securities Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the


                                      A-2-4
entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Net Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C to the Indenture or (ii) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee and the transferee executes a representation letter substantially in the form of Exhibit D attached to the Indenture, and transferor executes a representation letter substantially in the form of Exhibit E attached to the Indenture, each acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee. None of the Issuer, the Depositor, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification. Any Noteholder desiring to effect a transfer of this Note or interest herein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Class A-[3][4] Note or any interest therein shall be made to any Person unless the Indenture Trustee and the Note Registrar are provided with an Opinion of Counsel which establishes to the satisfaction of the Indenture Trustee and the Note Registrar that the purchase of a Class A-[3][4]
Note is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Servicer or the Note Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer, any Servicer and the Note Registrar. In lieu of such Opinion of Counsel, a Person acquiring a Class A-[3][4] Note may provide a certification in the form attached to the Indenture, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation.


                                      A-2-5

         No transfer of this Class A-[3][4] Note or any interest therein shall be made to any Person , and the Note Registrar shall refuse to register any such transfer, so long as the Class A-1 Notes and Class A-2 Notes, and any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel, are outstanding, unless (A) a "will be debt" opinion shall have been rendered by nationally recognized tax counsel with respect to it and furnished to the Securities Administrator, or (B) the transferee shall have delivered to the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee a certificate certifying that (i) it is a real estate investment trust ("REIT") or a qualified REIT subsidiary ("QRS") within the meaning of Section 856(a) or Section 856(i) of the Code or an entity disregarded as an entity separate from a REIT or a QRS and (ii) following the transfer, 100% of the Certificates and Class A-3 Notes, Class A-4 Notes and Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) will be owned by a REIT, directly or indirectly through one or more qualified QRSs of such REIT or one or more entities disregarded as entities separate from such REIT or such QRSs; provided that (x) this Class A-[3][4] Note may be pledged to secure indebtedness and may be the subject of repurchase agreements treated as secured indebtedness for federal income tax purposes, and (y) this Class A-[3][4] Note may be transferred by the related lender under any such related loan agreement or repurchase agreement upon a default under any such indebtedness, in which case the transferor shall deliver to the Note Registrar, the Securities Administrator, the Owner Trustee and the Indenture Trustee a certificate certifying to such effect.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities Administrator, the Indenture Trustee nor any such agent of the Issuer, Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive


                                      A-2-6
any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-2-7

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 28, 2005

                                              BEAR STEARNS ARM TRUST 2005-2

                                              BY: WILMINGTON TRUST
                                                  COMPANY, not in its individual
                                                  capacity but solely in its
                                                  capacity as Owner Trustee


                                              By: ______________________________
                                                  Authorized Signatory



            SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-[3][4] Notes referred to in the within-mentioned Indenture.


                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as Securities
                                               Administrator

                                               BY:  ________________________
                                                    Authorized Signatory



                                      A-2-8

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM            --      as tenants in common
         TEN ENT            --      as tenants by the entireties
         JT TEN             --      as joint tenants with right of survivorship
                                    and not as tenants in common
UNIF GIFT MIN ACT           --      __________ Custodian

                                    ------------------------------
                                      (Cust)           (Minor)

                                    under Uniform Gifts to Minor Act
                                    ---------------------
                                                           (State)

     Additional abbreviations may also be used though not in the above list.




                                      A-2-9

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:

                      ____________________________________

                      ____________________________________

                      ____________________________________
  (Please print or typewrite name and address, including zip code, of assignee)



________________________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
         ---------------------------        ------------------------------------

Signature Guaranteed by
                           -----------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.






                                     A-2-10

                                   EXHIBIT A-3

THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, CLASS B-1, CLASS B-2 AND CLASS B-3 NOTES AS DESCRIBED IN THE INDENTURE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE.

NO TRANSFER OF THIS NOTE SHALL BE MADE UNLESS THE TRANSFEREE IS NOT ACQUIRING THE NOTE WITH PLAN ASSETS OR UNLESS THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR ARE PROVIDED WITH AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OF THE NOTES IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE ISSUER, THE SELLER, THE MASTER SERVICER, ANY SERVICER OR THE NOTE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE NOTE REGISTRAR OR THE SECURITIES ADMINISTRATOR.

NO TRANSFER OF THIS NOTE SHALL BE MADE, SO LONG AS THE CLASS A-1 NOTES AND CLASS A-2 NOTES, AND ANY CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL ARE OUTSTANDING, UNLESS (A) A "WILL BE DEBT" OPINION SHALL HAVE BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL WITH RESPECT TO IT AND FURNISHED TO THE SECURITIES ADMINISTRATOR, OR (B) THE TRANSFEREE SHALL HAVE DELIVERED TO THE OWNER TRUSTEE, THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING THAT (1) IT IS A REAL INVESTMENT TRUST ("REIT") OR A QUALIFIED REIT SUBSIDIARY ("QRS") WITHIN THE MEANING OF SECTION 856(A) OR SECTION 856(I) OF THE CODE OR AN ENTITY DISREGARDED AS AN ENTITY SEPARATE FROM A REIT OR A QRS AND (2) FOLLOWING THE TRANSFER, 100% OF THE CERTIFICATES AND CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES (OTHER THAN ANY CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL AND FURNISHED TO THE SECURITIES


                                      A-3-1

ADMINISTRATOR) WILL BE OWNED BY A REIT, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE QRSS OF SUCH REIT OR ONE OR MORE ENTITIES DISREGARDED AS ENTITIES SEPARATE FROM SUCH REIT OR SUCH QRSS; PROVIDED THAT (X) THIS NOTE MAY BE PLEDGED TO SECURE INDEBTEDNESS AND MAY BE THE SUBJECT OF REPURCHASE AGREEMENTS TREATED AS SECURED INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES, AND (Y) THIS NOTE MAY BE TRANSFERRED BY A RELATED LENDER UNDER ANY SUCH RELATED LOAN AGREEMENT OR REPURCHASE AGREEMENT UPON A DEFAULT UNDER ANY SUCH INDEBTEDNESS, IN WHICH CASE THE TRANSFEROR SHALL DELIVER TO THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING TO SUCH EFFECT.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.


                                      A-3-2

                          BEAR STEARNS ARM TRUST 2005-2
                      MORTGAGE-BACKED NOTES, SERIES 2005-2
                                    CLASS X-1


AGGREGATE NOTIONAL AMOUNT: $[______]                     NOTE INTEREST
                                                         RATE: Variable Rate
INITIAL NOTIONAL AMOUNT OF THIS NOTE:                    NOTE NO. 1
$[----------]

PERCENTAGE INTEREST: 100%                                CUSIP NO: [______]


         BEAR STEARNS ARM TRUST 2005-2 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Bear, Stearns Securities Corp. or registered assigns, interest hereon in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in March 2005 and ending on or before the Payment Date occurring in March 2035 (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Mortgage-Backed Notes, Series 2005-2 (the "Notes"), issued under an Indenture, dated as of February 28, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, N.A. as securities administrator and U.S. Bank National Association as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Notional Amount" of this Note as of any date of determination shall be calculated as set forth under the Indenture.

         The interest on this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

         The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder, on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.


                                      A-3-3

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class X-1 Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class X-1 Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such
Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Office designated by the Securities Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal and interest on the Notes as if they had not been declared due and payable.

         The failure to pay Accrued Note Interest on the Class X-1 Notes, shall not constitute an Event of Default under the Indenture.

         No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act (other than in connection with


                                      A-3-4
the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C to the Indenture or
(ii) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee and the transferee executes a representation letter substantially in the form of Exhibit D attached to the Indenture, and transferor executes a representation letter substantially in the form of Exhibit E attached to the Indenture, each acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee. None of the Issuer, the Depositor, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification. Any Noteholder desiring to effect a transfer of this Note or interest herein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Class X-1 Note or any interest therein shall be made to any Person unless the Indenture Trustee and the Note Registrar are provided with an Opinion of Counsel which establishes to the satisfaction of the Indenture Trustee and the Note Registrar that the purchase of a Class X-1 Note is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Note Registrar, any Servicer or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Master Servicer or the Note Registrar. In lieu of such Opinion of Counsel, a Person acquiring a Class X-1 Note may provide a certification in the form attached to the Indenture, which the Indenture Trustee and the Note Registrar may rely upon without further inquiry or investigation.

         No transfer of this Class X-1 Note or any interest therein shall be made to any Person , and the Note Registrar shall refuse to register any such transfer, so long as the Class A-1 Notes and Class A-2 Notes, and any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel, are outstanding, unless (A) a "will be debt" opinion shall have been rendered by nationally recognized tax counsel with respect to it and furnished to the Securities Administrator, or (B) the transferee shall have delivered to the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee a certificate certifying that (i) it is a real estate investment trust ("REIT") or a qualified REIT subsidiary ("QRS") within the meaning of Section 856(a) or Section 856(i) of the Code or an entity disregarded as an entity separate from a REIT or a QRS and (ii) following the transfer, 100% of the Certificates and Class A-3 Notes, Class A-4 Notes and Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) will be owned by a REIT, directly or indirectly through one or more qualified QRSs of such REIT or one or more entities disregarded as entities separate from such REIT or such QRSs; provided that (x) this Class X-1 Note may be pledged to secure indebtedness and may be the subject of repurchase agreements treated as secured indebtedness for federal income tax purposes, and (y) this Class X-1


                                      A-3-5

Note may be transferred by the related lender under any such related loan agreement or repurchase agreement upon a default under any such indebtedness, in which case the transferor shall deliver to the Note Registrar, the Securities Administrator, the Owner Trustee and the Indenture Trustee a certificate certifying to such effect.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities Administrator, the Indenture Trustee nor any such agent of the Issuer, Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.



                                      A-3-6

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-3-7

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 28, 2005


                                              BEAR STEARNS ARM TRUST 2005-2

                                              BY: WILMINGTON TRUST
                                                  COMPANY, not in its individual
                                                  capacity but solely in its
                                                  capacity as Owner Trustee


                                              By: ______________________________
                                                  Authorized Signatory



            SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

This is one of the Class X-1 Notes referred to in the within-mentioned
Indenture.


                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as Securities
                                               Administrator

                                               BY:  ________________________
                                                    Authorized Signatory



                                      A-3-8

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM            --      as tenants in common
         TEN ENT            --      as tenants by the entireties
         JT TEN             --      as joint tenants with right of survivorship
                                    and not as tenants in common
UNIF GIFT MIN ACT           --      __________ Custodian

                                    ------------------------------
                                      (Cust)           (Minor)

                                    under Uniform Gifts to Minor Act
                                    ---------------------
                                                           (State)

     Additional abbreviations may also be used though not in the above list.




                                      A-3-9

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:

                      ____________________________________

                      ____________________________________

                      ____________________________________
  (Please print or typewrite name and address, including zip code, of assignee)



________________________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
         ---------------------------        ------------------------------------

Signature Guaranteed by
                           -----------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.






                                     A-3-10

                                   EXHIBIT A-4

THIS NOTE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4, [CLASS B-1][CLASS B-2][CLASS B-3][CLASS X-1][CLASS B-4] AND [CLASS B-5] NOTES AS DESCRIBED IN THE INDENTURE.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF THE INDENTURE.

NO TRANSFER OF THIS NOTE SHALL BE MADE UNLESS THE TRANSFEREE IS NOT ACQUIRING THE NOTE WITH PLAN ASSETS OR UNLESS THE INDENTURE TRUSTEE AND THE NOTE REGISTRAR ARE PROVIDED WITH AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OF THE NOTES IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE INDENTURE TRUSTEE, THE ISSUER, THE SELLER, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER, ANY SERVICER OR THE NOTE REGISTRAR TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE INDENTURE, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE DEPOSITOR, THE OWNER TRUSTEE, THE INDENTURE TRUSTEE, THE NOTE REGISTRAR OR THE SECURITIES ADMINISTRATOR.

NO TRANSFER OF THIS NOTE SHALL BE MADE, SO LONG AS THE CLASS A-1 NOTES AND CLASS A-2 NOTES, AND ANY CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL ARE OUTSTANDING, UNLESS (A) A "WILL BE DEBT" OPINION SHALL HAVE BEEN RENDERED BY NATIONALLY RECOGNIZED TAX COUNSEL WITH RESPECT TO IT AND FURNISHED TO THE SECURITIES ADMINISTRATOR, OR (B) THE TRANSFEREE SHALL HAVE DELIVERED TO THE OWNER TRUSTEE, THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING THAT (1) IT IS A REAL INVESTMENT TRUST ("REIT") OR A QUALIFIED REIT SUBSIDIARY ("QRS") WITHIN THE MEANING OF SECTION 856(A) OR SECTION 856(I) OF THE CODE OR AN ENTITY DISREGARDED AS AN ENTITY SEPARATE FROM A REIT OR A QRS AND (2) FOLLOWING THE TRANSFER, 100% OF THE CERTIFICATES AND CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES (OTHER THAN ANY CLASS A-3 NOTES, CLASS A-4 NOTES AND SUBORDINATE NOTES WITH RESPECT TO WHICH A "WILL BE DEBT" OPINION HAS BEEN RENDERED BY


                                      A-4-1

NATIONALLY RECOGNIZED TAX COUNSEL AND FURNISHED TO THE SECURITIES ADMINISTRATOR) WILL BE OWNED BY A REIT, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE QRSS OF SUCH REIT OR ONE OR MORE ENTITIES DISREGARDED AS ENTITIES SEPARATE FROM SUCH REIT OR SUCH QRSS; PROVIDED THAT (X) THIS NOTE MAY BE PLEDGED TO SECURE INDEBTEDNESS AND MAY BE THE SUBJECT OF REPURCHASE AGREEMENTS TREATED AS SECURED INDEBTEDNESS FOR FEDERAL INCOME TAX PURPOSES, AND (Y) THIS NOTE MAY BE TRANSFERRED BY A RELATED LENDER UNDER ANY SUCH RELATED LOAN AGREEMENT OR REPURCHASE AGREEMENT UPON A DEFAULT UNDER ANY SUCH INDEBTEDNESS, IN WHICH CASE THE TRANSFEROR SHALL DELIVER TO THE NOTE REGISTRAR, THE SECURITIES ADMINISTRATOR, THE OWNER TRUSTEE AND THE INDENTURE TRUSTEE A CERTIFICATE CERTIFYING TO SUCH EFFECT.

THIS NOTE IS A NON-RECOURSE OBLIGATION OF THE ISSUER, AND IS LIMITED IN RIGHT OF PAYMENT TO AMOUNTS AVAILABLE FROM THE TRUST ESTATE AS PROVIDED IN THE INDENTURE REFERRED TO BELOW. THE ISSUER IS NOT OTHERWISE PERSONALLY LIABLE FOR PAYMENTS ON THIS NOTE.

PRINCIPAL OF THIS NOTE IS PAYABLE OVER TIME AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.


                                      A-4-2

                          BEAR STEARNS ARM TRUST 2005-2
                      MORTGAGE-BACKED NOTES, SERIES 2005-2
                           CLASS B-[1][2][3][4][5][6]



AGGREGATE NOTE PRINCIPAL                                  NOTE INTEREST
BALANCE: $[_______]                                       RATE: Variable Rate

INITIAL NOTE PRINCIPAL                                    NOTE NO. 1
BALANCE OF THIS NOTE: $28,966,100

PERCENTAGE INTEREST: 100%                                 CUSIP NO: [_______]


         BEAR STEARNS ARM TRUST 2005-2 (the "Issuer"), a Delaware statutory trust, for value received, hereby promises to pay to Bear, Stearns Securities Corp. or registered assigns, the principal sum of $[______] in monthly installments on the twenty-fifth day of each month or, if such day is not a Business Day, the next succeeding Business Day (each a "Payment Date"), commencing in March 2005 and ending on or before the Payment Date occurring in March 2035 (the "Final Scheduled Payment Date") and to pay interest on the Note Principal Balance of this Note (this "Note") outstanding from time to time as provided below.

         This Note is one of a duly authorized issue of the Issuer's Mortgage-Backed Notes, Series 2005-2 (the "Notes"), issued under an Indenture, dated as of February 28, 2005 (the "Indenture"), among the Issuer, Wells Fargo Bank, N.A. as securities administrator and U.S. Bank National Association as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Payments of principal and interest on this Note will be made on each Payment Date to the Noteholder of record as of the related Record Date. The "Note Principal Balance" of a Note as of any date of determination is equal to the initial Note Principal Balance thereof, minus (i) all amounts distributed in respect of principal with respect to such Class of Notes, (ii) the aggregate amount of any reductions in the Note Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses on all prior Payment Dates in accordance with the Indenture, taking account of its applicable Loss Allocation Limitation, and (iii) such Class's pro rata share, if any, of the applicable Subordinate Writedown Amount for previous Payment Dates, plus (iv) any Subsequent Recoveries allocated thereto.

         The principal of, and interest on, this Note are due and payable as described in the Indenture, in such coin or currency of the United States of America as at the time of payment is legal tender for


                                      A-4-3
payment of public and private debts. All payments made by the Issuer with respect to this Note shall be equal to this Note's pro rata share of the aggregate payments on all Class B-[1][2][3][4][5][6] Notes as described above, and shall be applied as between interest and principal as provided in the Indenture.

         All principal and interest accrued on the Notes, if not previously paid, will become finally due and payable at the Final Scheduled Payment Date.

         The Mortgage Loans are subject to purchase in whole, but not in part, by the Majority Certificateholder, on any Payment Date on or after the Payment Date on which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the prior Due Period is less than or equal to 10% of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

         The Issuer shall not be liable upon the indebtedness evidenced by the Notes except to the extent of amounts available from the Trust Estate which constitutes security for the payment of the Notes. The assets included in the Trust Estate will be the sole source of payments on the Class B-[1][2][3][4][5][6] Notes, and each Holder hereof, by its acceptance of this Note, agrees that (i) such Note will be limited in right of payment to amounts available from the Trust Estate as provided in the Indenture and (ii) such Holder shall have no recourse to the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Seller, the Master Servicer, the Securities Administrator or any of their respective affiliates, or to the assets of any of the foregoing entities, except the assets of the Issuer pledged to secure the Class B-[1][2][3][4][5][6] Notes pursuant to the Indenture and the rights conveyed to the Issuer under the Indenture.

         Any payment of principal or interest payable on this Note which is punctually paid on the applicable Payment Date shall be paid to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date by check mailed to such person's address as it appears in the Note Register on such Record Date, except for the final installment of principal and interest payable with respect to such Note, which shall be payable as provided below. Notwithstanding the foregoing, upon written request with appropriate instructions by the Holder of this Note delivered to the Securities Administrator at least five Business Days prior to the Record Date, any payment of principal or interest, other than the final installment of principal or interest, shall be made by wire transfer to an account in the United States designated by such Holder. All reductions in the principal amount of a Note effected by payments of principal made on any Payment Date shall be binding upon all Holders of this Note and of any note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. The final payment of this Note shall be payable upon presentation and surrender thereof on or after the Payment Date thereof at the Office designated by the Securities Administrator or the office or agency of the Issuer maintained by it for such purpose pursuant to the Indenture.

         Subject to the foregoing provisions, each Note delivered under the Indenture, upon registration of transfer of or in exchange for or in lieu of any other Note, shall carry the right to unpaid principal and interest that were carried by such other Note.



                                      A-4-4

         If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Notes, the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the payment of the entire unpaid Note Principal Balance of the Notes, the amount payable to the Holder of this Note will be equal to the sum of the unpaid Note Principal Balance of this Note, together with accrued and unpaid interest thereon as described in the Indenture. The Indenture provides that, notwithstanding the acceleration of the maturity of the Notes, under certain circumstances specified therein, all amounts collected as proceeds of the Trust Estate securing the Notes or otherwise shall continue to be applied to payments of principal of and interest on the Notes as if they had not been declared due and payable.

         The failure to pay any Net Interest Shortfall at any time when funds are not available to make such payment as provided in the Indenture shall not constitute an Event of Default under the Indenture.

         No transfer, sale, pledge or other disposition of this Note or interest herein shall be made unless that transfer, sale, pledge or other disposition is exempt from the registration and/or qualification requirements of the Securities Act and any applicable state securities laws, or is otherwise made in accordance with the Securities Act and such state securities laws. If a transfer of this
Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depositor or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless (i) it receives (and upon receipt, may conclusively rely upon) a certificate substantially in the form attached as Exhibit C to the Indenture or (ii) it receives a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee and the transferee executes a representation letter substantially in the form of Exhibit D attached to the Indenture, and transferor executes a representation letter substantially in the form of Exhibit E attached to the Indenture, each acceptable to and in form and substance satisfactory to the Note Registrar and the Indenture Trustee. None of the Issuer, the Depositor, the Indenture Trustee or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under the Indenture to permit the transfer of this Note or interest herein without registration or qualification. Any Noteholder desiring to effect a transfer of this Note or interest herein shall, and does hereby agree to, indemnify the Issuer, the Depositor, the Owner Trustee, the Indenture Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

         No transfer of this Class B-[1][2][3][4][5][6] Note or any interest therein shall be made to any Person unless the Indenture Trustee and the Note Registrar are provided with an Opinion of Counsel which establishes to the satisfaction of the Indenture Trustee and the Note Registrar that the purchase of a Class B-[1][2][3][4][5][6] Note is permissible under applicable law, will not constitute or result in any prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Master Servicer, any Servicer or the Note Registrar to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Issuer, the Seller, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Master Servicer, any Servicer and the Note Registrar. In lieu of such


                                      A-4-5

Opinion of Counsel, a Person acquiring a Class B-1 Note may provide a certification in the form attached to the Indenture, which the Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer may rely upon without further inquiry or investigation.

         No transfer of this Class B-[1][2][3][4][5][6] Note or any interest therein shall be made to any Person, and the Note Registrar shall refuse to register any such transfer, so long as the Class A-1 Notes and Class A-2 Notes, and any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel, are outstanding, unless (A) a "will be debt" opinion shall have been rendered by nationally recognized tax counsel with respect to it and furnished to the Securities Administrator, or (B) the transferee shall have delivered to the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee a certificate certifying that (i) it is a real estate investment trust ("REIT") or a qualified REIT subsidiary ("QRS") within the meaning of Section 856(a) or Section 856(i) of the Code or an entity disregarded as an entity separate from a REIT or a QRS and (ii) following the transfer, 100% of the Certificates and Class A-3 Notes, Class A-4 Notes and Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) will be owned by a REIT, directly or indirectly through one or more qualified QRSs of such REIT or one or more entities disregarded as entities separate from such REIT or such QRSs; provided that (x) this Class B-[1][2][3][4][5][6] Note may be pledged to secure indebtedness and may be the subject of repurchase agreements treated as secured indebtedness for federal income tax purposes, and (y) this Class B-[1][2][3][4][5][6] Note may be transferred by the related lender under any such related loan agreement or repurchase agreement upon a default under any such indebtedness, in which case the transferor shall deliver to the Note Registrar, the Securities Administrator, the Owner Trustee and the Indenture Trustee a certificate certifying to such effect.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer. Upon surrender for registration of transfer of, or presentation of a written instrument of transfer for, this Note at the office or agency designated by the Issuer pursuant to the Indenture, accompanied by proper instruments of assignment in form satisfactory to the Securities Administrator, one or more new Notes of any authorized denominations and of a like aggregate then outstanding Note Principal Balance, will be issued to the designated transferee or transferees.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee, the Securities Administrator and any agent of the Issuer, the Securities Administrator or the Indenture Trustee may treat the Person in whose name this Note is registered as the owner of such Note (i) on the applicable Record Date for the purpose of making payments and interest of such Note, and (ii) on any other date for all other purposes whatsoever, as the owner hereof, whether or not this Note be overdue, and none of the Issuer, the Securities Administrator, the Indenture Trustee nor any such agent of the Issuer, the Securities Administrator or the Indenture Trustee shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer and the Holders of a majority of each Class of


                                      A-4-6

Notes affected thereby. The Indenture also contains provisions permitting the Holders of Notes representing not less than a majority of the aggregate Note Principal Balance of the Notes, to waive any past Event of Default and its consequences except an Event of Default (a) with respect to payment of principal of or interest on any of the Notes, or (b) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Note. Any such waiver by the Holder, at the time of the giving thereof, of this Note (or any one or more predecessor Notes) shall bind the Holder of every Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon such Note. The Indenture also permits the Issuer, the Indenture Trustee and the Securities Administrator, following prior notice to the Rating Agencies, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

         The Notes are exchangeable for a like aggregate then outstanding Note Principal Balance of Notes of different authorized denominations, as requested by the Holder surrendering same.

         Unless the Certificate of Authentication hereon has been executed by the Securities Administrator by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, neither the Owner Trustee in its individual capacity, nor any of its respective partners, beneficiaries, agents, officers, directors, employees, or successors or assigns, shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note, it being expressly understood that said covenants, obligations and indemnifications have been made solely by the Trust to the extent of the assets of the Trust. The holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Basic Documents, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Trust Estate for any and all liabilities, obligations and undertakings contained in this Note.

         AS PROVIDED IN THE INDENTURE, THIS NOTE AND THE INDENTURE CREATING THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


                                      A-4-7

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.

Dated: February 28, 2005


                                              BEAR STEARNS ARM TRUST 2005-2

                                              BY: WILMINGTON TRUST
                                                  COMPANY, not in its individual
                                                  capacity but solely in its
                                                  capacity as Owner Trustee


                                              By: ______________________________
                                                  Authorized Signatory



            SECURITIES ADMINISTRATOR'S CERTIFICATE OF AUTHENTICATION

This is one of the Class B-[1][2][3][4][5][6] Notes referred to in the within-mentioned Indenture.


                                               WELLS FARGO BANK, NATIONAL
                                               ASSOCIATION, as Securities
                                               Administrator

                                               BY:  ________________________
                                                    Authorized Signatory



                                      A-4-8

                                  ABBREVIATIONS
                                  -------------

         The following abbreviations, when used in the inscription on the face of the Note, shall be construed as though they were written out in full according to applicable laws or regulations:


         TEN COM            --      as tenants in common
         TEN ENT            --      as tenants by the entireties
         JT TEN             --      as joint tenants with right of survivorship
                                    and not as tenants in common
UNIF GIFT MIN ACT           --      __________ Custodian

                                    ------------------------------
                                      (Cust)           (Minor)

                                    under Uniform Gifts to Minor Act
                                    ---------------------
                                                           (State)

     Additional abbreviations may also be used though not in the above list.




                                      A-4-9

                                   ASSIGNMENT
                                   ----------

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

          PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                    ASSIGNEE:

                      ____________________________________

                      ____________________________________

                      ____________________________________
  (Please print or typewrite name and address, including zip code, of assignee)



________________________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ________________________ attorney to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
         ---------------------------        ------------------------------------

Signature Guaranteed by
                           -----------------------------------------------------

         NOTICE: The signature(s) to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever. Signature(s) must be guaranteed by a commercial bank or by a member firm of the New York Stock Exchange or another national securities exchange. Notarized or witnessed signatures are not acceptable.






                                     A-4-10

                                    EXHIBIT B

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT C

                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]


             Description of Rule 144A Securities, including numbers:


         --------------------------------------------------------------

         --------------------------------------------------------------

         --------------------------------------------------------------

         --------------------------------------------------------------

                  The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

                  1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

                  2. The Buyer warrants and represents to, and covenants with, the Indenture Trustee pursuant to Section 4.02 of the Indenture (the "Indenture"), dated as of February 28, 2005, among Bear Stearns ARM Trust 2005-2, as Issuer, and Wells Fargo Bank, National Association, as Securities Administrator and U.S. Bank National Association, as Indenture Trustee, as follows:

                           a. The Buyer understands that the Rule 144A
         Securities have not been registered under the 1933 Act or the securities laws of any state.

                           b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                           c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Master Servicer.

                           d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                           e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

                  3. The Buyer warrants and represents to, and covenants with, the Seller, the Indenture Trustee, Owner Trustee, the Certificate Registrar, Master Servicer and the Depositor that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of any Plan, will not be made unless such Plan delivers an opinion of its counsel, addressed and satisfactory to the Certificate Registrar, the Owner Trustee, the Indenture Trustee, the Master Servicer and the Depositor, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of any Plan is permissible under applicable law, would not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code, and would not subject the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar or the Master Servicer.

                  4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


_________________________________       ______________________________
Print Name of Seller                    Print Name of Buyer

By:                                     By:
    -----------------------------           --------------------------
    Name:                               Name:
    Title:                              Title:

Taxpayer Identification:                Taxpayer Identification:

No.                                     No.
    -----------------------------           --------------------------
Date:                                   Date:
      ---------------------------            -------------------------

                                                            ANNEX 1 TO EXHIBIT C
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

             [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

            1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

            2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ 1 in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ CORPORATION, ETC. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

  ___ BANK. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

  ___ SAVINGS AND LOAN. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

  ___ BROKER-DEALER. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

  ___ INSURANCE COMPANY. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by

--------

1 Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

  ___ STATE OR LOCAL PLAN. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

  ___ ERISA PLAN. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

  ___ INVESTMENT ADVISER. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

  ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

  ___ BUSINESS DEVELOPMENT COMPANY. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

  ___ TRUST FUND. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

            3. The term "SECURITIES" as used herein DOES NOT INCLUDE (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit Notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

            4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

            5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

___             ___             Will the Buyer be purchasing the Rule 144A
Yes             No              Securities only for the Buyer's own account?

            6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

            7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                                            ___________________________________
                                            Print Name of Buyer

                                            By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                            Date:
                                                  -----------------------------

                                                            ANNEX 2 TO EXHIBIT C
                                                            --------------------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------

              [For Buyers That Are Registered Investment Companies]


         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

                  1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                  2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

  ____            The Buyer owned $____________________________ in securities
                  (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

  ____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_________________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                  3. The term "FAMILY OF INVESTMENT COMPANIES" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                  4. The term "SECURITIES" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit Notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

                  5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                  6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                                     ___________________________
                                                     Print Name of Buyer


                                                     By:
                                                         -----------------------
                                                          Name:
                                                          Title:

                                                     IF AN ADVISER:

                                                     ___________________________
                                                     Print Name of Buyer


                                                     Date:
                                                           ---------------------

                                    EXHIBIT D

                    FORM OF INVESTMENT LETTER [NON-RULE 144A]

                                     [DATE]

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479


         Re:      Bear Stearns ARM Trust 2005-2 Mortgage-Backed Notes,
                  Series 2005-2, [Class A][class X-1] [Class B] (The "Notes")
                  -----------------------------------------------------------

Ladies and Gentlemen:

         In connection with our acquisition of the above-captioned Notes, we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes,
(d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan that is subject to
Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan, (e) we are acquiring the Notes for investment for our own account and not with a view to any distribution of such Notes (but without prejudice to our right at all times to sell or otherwise dispose of the Notes in accordance with clause (g) below), (f) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (h) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an Opinion of Counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act,
(2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Indenture.

                                             Very truly yours,

                                             [TRANSFEREE]


                                             By:
                                                 -------------------------------
                                                      Authorized Officer

                                    EXHIBIT E

                             TRANSFEROR CERTIFICATE
                             ----------------------



Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

         Re: Proposed Transfer of [Class A][class X-1 Notes] [Class B Notes] Bear Stearns Arm Trust 2005-2
                 ---------------------------------------------------------------

Gentlemen:

         This certification is being made by ____________________ (the "Transferor") in connection with the proposed Transfer to _____________________ (the "Transferee") of the [Class A Notes][Class X-1 Notes] [Class B Notes] (the "Notes") issued pursuant to the Indenture, dated February 28, 2005, being referred to herein as the "Indenture") among Bear Stearns ARM Trust 2005- 2, as issuer, Wells Fargo Bank, National Association, as securities administrator and U.S. Bank National Association as indenture trustee (the "Indenture"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Indenture. The Transferor hereby certifies, represents and warrants to, and covenants with, the Owner Trustee and the Indenture Trustee that:

         Neither the Transferor nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Note, any interest in any Note or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Note, any interest in any Note or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Note, any interest in any Note or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Notes under the Securities Act of 1933 (the "Act"), that would render the disposition of any Note a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Transferor will not act in any manner set forth in the foregoing sentence with respect to any Note. The Transferor has not and will not sell or otherwise transfer any of the Notes, except in compliance with the provisions of the Indenture.

Date:
      ---------------------                        ___________________________
                                                        Name of Transferor

                                                   ___________________________
                                                        Signature

                                                   ___________________________
                                                        Name

                                                   ___________________________
                                                        Title

                                    EXHIBIT F

                         FORM OF TRANSFEREE CERTIFICATE
                         ------------------------------

Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

         Re: Proposed Transfer of [Class A-3][Class A-4][Class X-1] [Class B] Notes, Bear Stearns Arm Trust 2005-2
                  -------------------------------------------------------------

Gentlemen:

         This certification is being made by _________ (the "Transferee") in connection with the proposed transfer (the "Transfer") by _________ of a [Class A-3] [Class A-4] [Class X-1] [Class B] Note issued pursuant to the Indenture, dated as of February 28, 2005 (the "Indenture"), among Bear Stearns ARM Trust 2005-2, as issuer, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Indenture. The Transferee hereby certifies, represents and warrants to, and covenants with, the Owner Trustee, the Note Registrar, the Securities Administrator and the Indenture Trustee that:

         (a) The Transferee is a REIT or a QRS within the meaning of Section 856(a) or Section 856(i) of the Code or an entity disregarded as an entity separate from a REIT or a QRS.

         (b) Following the Transfer, 100% of the Certificates and Class A-3 Notes, Class A-4 Notes and Subordinate Notes (other than any Class A-3 Notes, Class A-4 Notes or Subordinate Notes with respect to which a "will be debt" opinion has been rendered by nationally recognized tax counsel and furnished to the Securities Administrator) will be owned by a REIT, directly or indirectly through one or more QRSs of such REIT or one or more entities disregarded as entities separate from such REIT or such QRSs.



Date:
      ---------------------                         ____________________________
                                                          Name of Transferee

                                                    ____________________________
                                                          Signature

                                                        ________________________
                                                                  Name

                                                        ________________________
                                                                  Title

                                    EXHIBIT G

                         FORM OF TRANSFEROR CERTIFICATE
                         ------------------------------

Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Rodney Square North
Wilmington, Delaware 19890

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110

         Re: Proposed Transfer of [Class A][Class X-1] [Class B] Notes, Bear Stearns Arm Trust 2005-2 (The "Notes")
                  ----------------------------------------------------------

Gentlemen:

         This certification is being made by (the "Transferor") in connection with the proposed transfer or pledge by the Transferor of a [Class A][Class X-1] [Class B] Note issued pursuant to the Indenture, dated as of February 28, 2005 (the "Indenture") among Bear Stearns ARM Trust 2005-2, as issuer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"). Initially capitalized terms used but not defined herein have the meanings assigned to them in the Indenture. The Transferor hereby certifies, represents and warrants to, and covenants with, the Securities Administrator, the Owner Trustee, the Indenture Trustee and the Note Registrar that:

         (a) The Class [A][X-1][B] Notes are being pledged by the Transferor to secure indebtedness of [___________] or is the subject of a loan agreement or repurchase agreement treated as secured indebtedness of [___________] for federal income tax purposes as permitted under the Indenture; or

         (b) The Class [A][X-1][B] Notes are being transferred by the related lender under a loan agreement or repurchase agreement upon a default under any such indebtedness as permitted under the Indenture.


Date:
      ---------------------                            _________________________
                                                           Name of Transferor

                                                       _________________________
                                                           Signature

                                                        ________________________
                                                                  Name

                                                        ________________________
                                                                  Title

                                   APPENDIX A
                                   DEFINITIONS


                  ACCEPTED MASTER SERVICING PRACTICES: With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer).

                  ACCOUNT: The Master Servicer Collection Account and the Payment Account as the context may require.

                  ACCRUAL PERIOD: With respect to the Notes and any Payment Date, the calendar month preceding the month in which such Payment Date occurs.

                  ACCRUED NOTE INTEREST: With respect to any Class of Notes and any Payment Date, the amount of interest accrued during the related Accrual Period at the applicable Note Interest Rate on the Note Principal Balance or Notional Amount of such Note immediately prior to such Payment Date, less (1) in the case a Senior Note, such Class's share of (a) Prepayment Interest Shortfalls, to the extent not covered by Compensating Interest paid by the Servicer or the Master Servicer, (b) interest shortfalls on the Mortgage Loans resulting from the application of the Relief Act or similar state law and (c) after the Cross-Over Date, the interest portion of any Realized Losses on the Mortgage Loans and (2) in the case of a Subordinate Note, such Class's share of
(a) Prepayment Interest Shortfalls on the mortgage loans, to the extent not covered by Compensating Interest paid by the Servicer or the Master Servicer,
(b) interest shortfalls on the Mortgage Loans resulting from the application of the Relief Act or similar state law and (c) the interest portion of any Realized Losses on the mortgage loans. Prepayment Interest Shortfalls and interest shortfalls resulting from the application of the Relief Act will be allocated among the Notes in proportion to the amount of Accrued Note Interest that would have been allocated thereto in the absence of such shortfalls. Accrued Note Interest on the Notes will be calculated on the basis of a 360-day year consisting of 30-day months.

                  ADMINISTRATION AGREEMENT: The Administration Agreement, dated as of February 28, 2005, among the Issuer, the Depositor, the Owner Trustee and the Securities Administrator.

                  ADJUSTMENT DATE: As to each Mortgage Loan, each date set forth in the related Mortgage Note on which an adjustment to the interest rate on such Mortgage Loan becomes effective.

                  AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

                  AGGREGATE MASTER SERVICING COMPENSATION: For any Payment Date, any investment income on funds on deposit in the Master Servicer Collection Account that is payable to the Master Servicer on such Payment Date pursuant to
Section 2.13 of the Servicing Agreement.

                  ALLOCABLE SHARE:  With respect to each Class of Class B Notes:

                  (a) as to any Payment Date and amounts distributable pursuant to clauses (1) and (4) of the definition of Subordinate Optimal Principal Amount, the fraction, expressed as a percentage, the numerator of which is the Note Principal Balance of such Class and the denominator of which is the aggregate Note Principal Balance of all Classes of Class B Notes; and

                  (b) as to any Payment Date and amounts distributable pursuant to clauses (2), (3) and (5) of the definition of Subordinate Optimal Principal Amount and as to each Class of Class B Notes (other than the Class of Class B Notes having the lowest numerical designation as to which the Class Prepayment Distribution Trigger shall not be applicable) for which (x) the related Class Prepayment Distribution Trigger has been satisfied on such Payment Date, the fraction, expressed as a percentage, the numerator of which is the Note Principal Balance of such Class and the denominator of which is the aggregate of the Note Principal Balances of all such Classes of Subordinate Notes and (y) the related Class Prepayment Distribution Trigger has not been satisfied on such Payment Date, 0%; provided that if on a Payment Date, the Note Principal Balance of any Class of Class B Notes for which the related Class Prepayment Distribution Trigger was satisfied on such Payment Date is reduced to zero, any amounts distributed pursuant to this clause (b), to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Class or Classes of Subordinate Securities which satisfy the related Class Prepayment Distribution Trigger and to the Class B-6, Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 Notes, in that order, in reduction of their respective Note Principal Balances.

                  ALLOCATED REALIZED LOSS AMOUNT: With respect to any of the Class A Notes and Class B Notes and any Payment Date, an amount equal to the sum of any Realized Loss allocated to that Class of Notes on that Payment Date and any Allocated Realized Loss Amount for that Class remaining unpaid from the previous Payment Date, in each case, with interest thereon at the applicable
Note Interest Rate for such Payment Date for such Class for the related Accrual Period.

                  APPLICABLE CREDIT RATING: For any long-term deposit or security, a credit rating of AAA from S&P. For any short-term deposit or security, a rating of A-l+ from S&P.

                  APPRAISED VALUE: For any Mortgaged Property related to a Mortgage Loan, the amount set forth as the appraised value of such Mortgaged Property in an appraisal made for the mortgage originator in connection with its origination of the related Mortgage Loan.

                  ASSIGNED CONTRACTS: Any pledged asset loan agreement governing the pledge of the Pledged Assets.


                  ASSIGNMENT AGREEMENT: The agreement attached as Exhibit G to the Servicing Agreement, whereby the Wells Fargo Servicing Agreement was assigned to the Grantor Trustee for the benefit of the Securityholders.

                  ASSIGNMENT OF MORTGAGE: An assignment of Mortgage, notice of transfer or equivalent instrument, in recordable form, which is sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law.

                  AUTHORIZED NEWSPAPER: A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

                  AUTHORIZED OFFICER: With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee and Securities Administrator on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

                  AVAILABLE FUNDS: For any Payment Date with respect to each Loan Group, the related Interest Funds and Principal Funds.

                  AVAILABLE FUNDS RATE: With respect to any Payment Date and the Class A-1 Notes, a per annum rate, expressed as a percentage, equal to a fraction, the numerator of which is the Interest Funds for Loan Group I, multiplied by 12, and the denominator of which is the Note Principal Balance of the Class A-1 Notes immediately prior to such Payment Date. With respect to any Payment Date and the Class A-2 Notes, a per annum rate, expressed as a percentage, equal to a fraction, the numerator of which is the Interest Funds for Loan Group II, multiplied by 12, and the denominator of which is the Note Principal Balance of the Class A-2 Notes immediately prior to such Payment Date. With respect to any Payment Date and the Class A-3 Notes, a per annum rate, expressed as a percentage, equal to a fraction, the numerator of which is the Interest Funds for Loan Group I less interest payable to the Class A-1 Notes for such Payment Date (including any Basis Risk Shortfall Carryover Amounts payable thereto), multiplied by 12, and the denominator of which is the Note Principal Balance of the Class A-3 Notes immediately prior to such Payment Date. With respect to any Payment Date and the Class A-4 Notes, a per annum rate, expressed as a percentage, equal to a fraction, the numerator of which is the Interest Funds for Loan Group II less interest payable to the Class A-2 Notes for such Payment Date (including any Basis Risk Shortfall Carryover Amounts payable thereto), multiplied by 12, and the denominator of which is the Note Principal Balance of the Class A-4 Notes immediately prior to such Payment Date.

                  AVERAGE LOSS SEVERITY PERCENTAGE: With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the sum of the Loss Severity Percentages for each Mortgage Loan which had a Realized Loss and the denominator of which is the number of Mortgage Loans which had Realized Losses.

                  BANKRUPTCY CODE: The United States Bankruptcy Code, as amended as codified in 11 U.S.C. ss.ss. 101-1330.

                  BANKRUPTCY LOSS: With respect to any Mortgage Loan, any Deficient Valuation or Debt Service Reduction related to such Mortgage Loan as reported by the Servicer to the Master Servicer.

                  BASIC DOCUMENTS: The Trust Agreement, the Certificate of Trust, the Indenture, the Servicing Agreement, the Grantor Trust Agreement, the Administration Agreement, the Wells Fargo Servicing Agreement, the Mortgage Loan Purchase Agreement, the Custodial Agreement and the other documents and certificates delivered in connection with any of the above.

                  BASIS RISK SHORTFALL: With respect to any Class of Senior Notes on each Payment Date where the related Accrued Note Interest is calculated at the Available Funds Rate, the excess, if any, of (x) the aggregate Accrued
Note Interest thereon for such Payment Date calculated pursuant to clause (a)(i) or (b)(i) or (b)(ii) of the definition of "Note Interest Rate", as applicable, for such Payment Date over (y) interest accrued on the Mortgage Loans at the related Available Funds Rate.

                  BASIS RISK SHORTFALL CARRYOVER AMOUNT: If on any Payment Date, the Note Interest Rate of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes is subject to their respective Available Funds Rate, such notes become entitled to payment of an amount equal to the excess of the (i) interest accrued at their respective Note Interest Rate (without giving effect to the related Available Funds Rate) over (ii) the amount of interest received on such Notes based on the related Available Funds Rate, together with the unpaid portion of any such excess from previous Payment Dates (and any interest thereon at the then applicable Note Interest Rate without giving effect to the related Available Funds Rate).

                  BENEFICIAL OWNER: With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

                  BOOK-ENTRY NOTES: Beneficial interests in the Class A-1 Notes and Class A-2 Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

                  BUSINESS DAY: Any day other than (i) a Saturday or a Sunday, or (ii) a day on which the New York Stock Exchange or Federal Reserve is closed or on which banking institutions in the jurisdiction in which the Indenture Trustee, the Master Servicer, the Servicer or the Securities Administrator is located are authorized or obligated by law or executive order to be closed.

                  CERTIFICATE PAYING AGENT: Initially, the Securities Administrator, in its capacity as Certificate Paying Agent, or any successor to Securities Administrator in such capacity.

                  CERTIFICATE DISTRIBUTION ACCOUNT: The account or accounts created and maintained pursuant to Section 3.09(c) of the Trust Agreement. The Certificate Payment Account shall be an Eligible Account.

                  CERTIFICATE PERCENTAGE INTEREST: With respect to the Owner Trust Certificate and the Grantor Trust Certificates and any date of determination, the percentage interest as stated on the face of any Owner Trust Certificate or Grantor Trust Certificate, which percentage may be recalculated in accordance with Section 3.03 of the Owner Trust Agreement or 5.02 of the Grantor Trust Agreement, as applicable.

                  CERTIFICATE REGISTER: The register maintained by the Certificate Registrar in which the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates.

                  CERTIFICATE REGISTRAR: Initially, the Securities Administrator, in its capacity as Certificate Registrar, or any successor to the Securities Administrator in such capacity pursuant to the Trust Agreement.

                  CERTIFICATE OF TRUST: The Certificate of Trust filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

                  CERTIFICATES OR TRUST CERTIFICATES: The Bear Stearns ARM Trust 2005-2 Trust Certificates, Series 2005-2, evidencing the beneficial ownership interest in the Issuer and executed by the Owner Trustee in substantially the form set forth in Exhibit A to the Trust Agreement.

                  CERTIFICATEHOLDER: The Person in whose name a Certificate is registered in the Certificate Register. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Securities Administrator or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

                  CLASS: Any of the Class A, Class B or Class X-1 Notes.

                  CLASS A GRANTOR TRUST CERTIFICATE: The certificate issued pursuant to the Grantor Trust Agreement and designated as the Grantor Trust Certificate evidencing a 100% ownership interest in the Mortgage Loans and the proceeds thereof (other than those amounts that are payable in respect of the Class B Grantor Trust Certificates).

                  CLASS A NOTES: The Class A-1, Class A-2, Class A-3 and Class A-4 Notes in the form attached as Exhibit A-1 to the Indenture.

                  CLASS B GRANTOR TRUST CERTIFICATE: The Class B Grantor Trust Certificate evidences the right to receive any and all income and gain realized from any investment of funds in the Master Servicer Collection Account in excess of the two Business Days of investment income payable to the Master Servicer, and all income and gain realized from any investment of funds in the Payment Account.

                  CLASS B GRANTOR TRUST CERTIFICATE PAYMENT AMOUNT: With respect to any Payment Date, the amount as defined in Section 5.01 of the Grantor Trust Agreement.

                  CLASS B NOTES: The Class B-1, Class B-2, Class B-3 Class B-4, Class B-5 and Class B-6 Notes in the form attached as Exhibit A-4 to the Indenture.

                  CLASS X-1 NOTES: The Class X-1 Notes in the form attached as Exhibit A-3 to the Indenture.

                  CLASS PREPAYMENT DISTRIBUTION TRIGGER: For a Class of Subordinate Notes for any Payment Date, the Class Prepayment Distribution Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Note Principal Balance of such Class and each Class of Class B Notes subordinate thereto, if any, and the denominator of which is the Scheduled Principal Balance of all of the Mortgage Loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date. If on any Payment Date the Note Principal Balance of any Class or Classes of Class B Notes for which the related Class Prepayment Distribution Trigger was satisfied on such Payment Date is reduced to zero, any amounts distributable to such Class or Classes pursuant to clauses (2), (3) and (5) of the definition of "Subordinate Optimal Principal Amount," to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Class or Classes of Subordinate Notes in reduction of their respective Note Principal Balances, sequentially, Class B-6, Class B-5, Class B-4, Class B-3, Class B-2 and Class B-1 Notes, in that order.

                  CLOSING DATE: February 28, 2005.

                  CODE: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

                  COLLATERAL: The meaning specified in the Granting Clause of the Indenture.

                  COMMISSION: The Securities and Exchange Commission.

                  COMPENSATING INTEREST PAYMENT: As defined in Section 2.21 of the Servicing Agreement with respect to amounts payable by the Master Servicer, and any amounts in respect of Interest Shortfalls required to be paid by the Servicer pursuant to the Wells Fargo Servicing Agreement.

                  CORPORATE TRUST OFFICE: With respect to the Indenture Trustee and Grantor Trustee, the principal corporate trust office of the Indenture Trustee and Grantor Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at U.S. Bank Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Trust Agreement is located at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19801, Attention: Structured Asset Mortgage Investments II Inc. Trust 2005-2. With respect to the Securities Administrator, Certificate Registrar, Note Registrar and Paying Agent, the Corporate Trust Office of the Note Registrar and the Certificate Registrar for purposes of presentment and surrender of the Notes and the Certificates for the final payment or distribution thereon and for transfer is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention Bear Stearns ARM Trust 2005-2, and for all other purposes is located at P.O. Box 98, Columbia, Maryland 21046 (or, for overnight deliveries, 9062 Old Annapolis Road, Columbia, Maryland, 21045), Attn: Bart 2005-2, or any other address that the Securities Administrator may designate from time to time by notice to the Noteholders and the Certificateholders.

                  CROSS-OVER DATE: The first Payment Date on which the aggregate Note Principal Balance of the Class B Notes has been reduced to zero (after giving effect to all distributions on such Payment Date).

                  CUSTODIAL AGREEMENT: The custodial agreement, dated as of February 28, 2005, among the Grantor Trustee, the Depositor, the Master Servicer and the Custodian, relating to the Bear Stearns ARM Trust 2005-2,
Mortgage-Backed Notes, Series 2005-2.

                  CUSTODIAN: Wells Fargo Bank, National Association, and its successors and assigns.

                  CUT-OFF DATE: With respect to the Mortgage Loans, February 1, 2005.

                  CUT-OFF DATE BALANCE: $2,633,284,752.83.

                  CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Mortgage Loan, the unpaid principal balance thereof as of the Cut-off Date after applying the principal portion of Monthly Payments due on or before such date, whether or not received, and without regard to any payments due after such date.

                  DEBT SERVICE REDUCTION: Any reduction of the Scheduled Payments which a Mortgagor is obligated to pay with respect to a Mortgage Loan as a result of any proceeding under the Bankruptcy Code or any other similar state law or other proceeding.

                  DEFAULT: Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

                  DEFICIENT VALUATION: With respect to any Mortgage Loan, a valuation of the Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code or any other similar state law or other proceeding.

                  DEFINITIVE NOTES: The meaning specified in Section 4.08 of the Indenture.

                  DELETED MORTGAGE LOAN: A Mortgage Loan replaced or to be replaced with an Substitute Mortgage Loan.

                  DEPOSITOR: Structured Asset Mortgage Investments II Inc., a Delaware corporation, or its successor in interest.

                  DEPOSITORY: The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

                  DEPOSITORY PARTICIPANT: A Person for whom, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  DESIGNATED DEPOSITORY INSTITUTION: A depository institution (commercial bank, federal savings bank, mutual savings bank or savings and loan association) or trust company (which may include the Indenture Trustee), the deposits of which are fully insured by the FDIC to the extent provided by law.

                  DETERMINATION DATE: With respect to any Payment Date, the 15th day of the related month, or if the 15th day of such month is not a Business Day, the immediately preceding Business Day.

                  DUE DATE: With respect to each Mortgage Loan, the day of the month on which each scheduled Monthly Payment is due.

                  DUE PERIOD: With respect to any Payment Date and the Mortgage Loans, the period commencing on the second day of the month immediately preceding the month of such Payment Date (or, with respect to the first Due Period, the day following the Cut-off Date) and ending on the first day of the month of such Payment Date.

                  ELIGIBLE ACCOUNT: An account that is any of the following: (i) maintained with a depository institution the short-term debt obligations of which have been rated by each Rating Agency in its highest rating category available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and each Rating Agency) the Indenture Trustee have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Master Servicer Collection Account and the Payment Account, a trust account or accounts maintained in the corporate trust division of the Master Servicer or Securities Administrator, or (iv) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Master Servicer Collection Account or the Payment Account will not reduce the rating assigned to any of the Notes by such Rating Agency as of the Closing Date by such Rating Agency).

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  EVENT OF DEFAULT: With respect to the Indenture, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                           (i) a failure by the Issuer to pay (a) Accrued Note
                  Interest on any Class of Notes and reduce the Note Principal Balance of any Class of the Class A Notes or Class B Notes to zero on the Final Scheduled Payment Date; or

                           (ii) the failure by the Issuer on the Final Scheduled
                  Payment Date to pay all Accrued Note Interest of any of the Notes, all remaining Basis Risk Shortfall Carryover Amounts to any of the Class A Notes and to reduce the Note Principal Balance of any of the Class A Notes to zero; or

                           (iii) there occurs a default in the observance or
                  performance of any covenant or agreement of the Issuer made in the Indenture, or any representation or warranty of the Issuer made in the Indenture or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 25% of the aggregate Note Principal Balance of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of default hereunder; or

                           (iv) there occurs the filing of a decree or order for
                  relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                           (v) there occurs the commencement by the Issuer of a
                  voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the assets of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing.

                  EVENT OF SERVICER TERMINATION: The occurrence of an event, as defined in the Wells Fargo Servicing Agreement, permitting termination or removal of the Servicer thereunder as servicer of the Mortgage Loans.

                  EXCESS LIQUIDATION PROCEEDS: To the extent that such amount is not required by law to be paid to the related Mortgagor, the amount, if any, by which Liquidation Proceeds with respect to a Liquidated Mortgage Loan exceed the sum of (i) the Outstanding Principal Balance of such Mortgage Loan and accrued but unpaid interest at the related Mortgage Interest Rate through the last day of the month in which the related Liquidation Date occurs, (ii) related Liquidation Expenses (including Liquidation Expenses which are payable therefrom to the Servicer or the Master Servicer in accordance with the Wells Fargo Servicing Agreement or the Servicing Agreement) and (iii) unreimbursed advances by the Servicer or the Master Servicer and Monthly Advances.

                  EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  EXPENSES: The meaning specified in Section 7.02 of the Trust Agreement.

                  EXPIRATION NOTICE: The notice to be delivered by the Master Servicer to the Servicer (pursuant to the Wells Fargo Servicing Agreement), stating that it has received notice from the Certificate Registrar that (i) the Investor no longer holds all of the Certificates and Privately Offered Notes or
(ii) the Investor has forfeited its rights set forth in Section 4.02 of the Wells Fargo Servicing Agreement.

                  FANNIE MAE: Fannie Mae (formerly, the Federal National Mortgage Association), or any successor thereto.

                  FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

                  FINAL CERTIFICATION: The final certification delivered by the Custodian pursuant to Section 2.3(c) of the Custodial Agreement in the form attached thereto as Exhibit Three.

                  FINAL SCHEDULED PAYMENT DATE: With respect to each Class of Notes, the Payment Date in March 2035.

                  FORECLOSURE NOTICE: The notice to be delivered by the Servicer to the Master Servicer (pursuant to the Wells Fargo Servicing Agreement) no later than five Business Days prior to the Servicer's commencement of foreclosure proceedings with respect to a Mortgage Loan, of its intention to commence such foreclosure proceedings.

                  FREDDIE MAC: Freddie Mac (formerly, the Federal Home Loan Mortgage Corporation), or any successor thereto.

                  GRANT: Pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                  GRANTOR TRUST: Grantor Trust 2005-2, a New York trust, created pursuant to the Grantor Trust Agreement.

                  GRANTOR TRUST AGREEMENT: The Grantor Trust Agreement dated as of February 28, 2005, among the Depositor, the Securities Administrator and the Grantor Trustee.

                  GRANTOR TRUST CERTIFICATE: Any of the Class A Grantor Trust Certificate or Class B Grantor Trust Certificate.

                  GRANTOR TRUST CERTIFICATEHOLDER: The Person in whose name a Grantor Trust Certificate is registered in the Grantor Trust Certificate Register.

                  GRANTOR TRUST CERTIFICATE REGISTRAR: Initially, the Securities Administrator, in its capacity as Grantor Trust Certificate Registrar, or any successor to the Securities Administrator in such capacity.

                  GRANTOR TRUST CERTIFICATE REGISTER: The register maintained by the Grantor Trust Certificate Registrar in which the Grantor Trust Certificate Registrar shall provide for the registration and of transfers and exchanges of the Grantor Trust Certificate.

                  GRANTOR TRUSTEE: U.S. Bank National Association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Grantor Trust Agreement.

                  GROSS MARGIN: As to each Mortgage Loan, the fixed percentage set forth in the related Mortgage Note and indicated on the Mortgage Loan Schedule which percentage is added to the related Index on each Interest Adjustment Date to determine (subject to rounding, the minimum and maximum Mortgage Interest Rate and the Periodic Rate Cap) the Mortgage Interest Rate until the next Interest Adjustment Date.

                  GROUP I OR GROUP II INTEREST FUNDS: The Interest Funds for such Loan Group for any Payment Date.

                  GROUP I OR GROUP II PRINCIPAL FUNDS: The Principal Funds for such Loan Group for any Payment Date.

                  GROUP I SENIOR NOTES: Any of the Class A-1 Notes or Class A-3 Notes.

                  GROUP II SENIOR NOTES: Any of the Class A-2 Notes or Class A-4 Notes.

                  GROUP I SENIOR OPTIMAL PRINCIPAL AMOUNT or GROUP II SENIOR OPTIMAL PRINCIPAL AMOUNT: With respect to each Payment Date and the related group of Senior Notes, an amount equal to the sum, without duplication, of the following (but in no event greater than the aggregate Note Principal Balance of the related Senior Notes immediately prior to such Payment Date):

                  (1) the applicable Senior Percentage of all scheduled payments of principal allocated to the Scheduled Principal Balance due on each Outstanding Mortgage Loan in the related Loan Group on the related Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (2) the applicable Senior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was the subject of a Principal Prepayment in full received by the Servicer during the related Prepayment Period;

                  (3) the applicable Senior Prepayment Percentage of all Principal Prepayments in part received by the Servicer during the related Prepayment Period with respect to each Mortgage Loan in the related Loan Group;

                  (4) the lesser of (a) the applicable Senior Prepayment Percentage of the sum of (i) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan during the related Due Period and (ii) the Scheduled Principal Balance of each such Mortgage Loan purchased by an insurer from the Grantor Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any, or otherwise; and (b) the applicable Senior Percentage of the sum of (i) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which became a Liquidated Mortgage Loan during the related Prepayment Period (other than the Mortgage Loans described in the immediately following clause (ii)) and all Subsequent Recoveries received in respect of each Liquidated Mortgage Loan during the related Due Period and (ii) the Scheduled Principal Balance of each such Mortgage Loan in the related Loan Group that was purchased by an insurer from the Grantor Trustee during the related Prepayment Period pursuant to the related Primary Mortgage Insurance Policy, if any or otherwise; and

                  (5) the applicable Senior Prepayment Percentage of the sum of
(a) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group which was repurchased by the Seller in connection with such Payment Date and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan that in the related Loan Group has been replaced by the Seller with an Eligible Substitute Mortgage Loan pursuant to the Mortgage Loan Purchase Agreement in connection with such Payment Date over the Scheduled Principal Balance of such Eligible Substitute Mortgage Loan.

                  GROUP I SENIOR PERCENTAGE: With respect to Loan Group I, the lesser of (a) 100% and (b) the percentage (carried to six places rounded up) obtained by dividing the Note Principal Balance of the Group I Senior Notes immediately prior to such Payment Date, by the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group I as of the beginning of the related Due Period. The initial Senior Percentage for Loan Group I will be equal to approximately 97.45%.

                  GROUP II SENIOR PERCENTAGE: With respect to Loan Group II, the lesser of (a) 100% and (b) the percentage (carried to six places rounded up) obtained by dividing the Note Principal Balance of the Group II Senior Notes immediately prior to such Payment Date, by the aggregate Scheduled Principal Balance of the Mortgage Loans in Loan Group II as of the beginning of the related Due Period. The initial Senior Percentage for Loan Group II will be equal to approximately 97.45%.

                  GROUP I SENIOR PREPAYMENT PERCENTAGE or GROUP II SENIOR PREPAYMENT PERCENTAGE: With respect to the Group I Senior Notes and Group II Senior Notes on any Payment Date occurring during the periods set forth below, as follows:



Period (dates inclusive)                              Senior Prepayment Percentage
----------------------------------------------------- -------------------------------------------------------------
March 25, 2005 - February 25, 2012                    100%

March 25, 2012 - February 25, 2013                    related Senior Percentage plus 70% of the related
                                                      Subordinate Percentage

March 25, 2013 - February 25, 2014                    related Senior Percentage plus 60% of the related
                                                      Subordinate Percentage

March 25, 2014 - February 25, 2015                    related Senior Percentage plus 40% of the related
                                                      Subordinate Percentage

March 25, 2015 - February 25, 2016                    related Senior Percentage plus 20% of the related
                                                      Subordinate Percentage

March 25, 2016 and thereafter                         related Senior Percentage

                  Any scheduled reduction to the Senior Prepayment Percentage for the related Senior Notes shall not be made as of any Payment Date unless, as of the last day of the month preceding such Payment Date (1) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and such Mortgage Loans with respect to which the related mortgaged property has been acquired by the Grantor Trust) averaged over the last six months, as a percentage of the aggregate Note Principal Balance of the Subordinate Notes does not exceed 50% and (2) cumulative Realized Losses on the Mortgage Loans do not exceed (a) 30% of the aggregate Note Principal Balance of the Original Subordinate Principal Balance if such Payment Date occurs between and including March 2012 and February 2013, (b) 35% of the Original Subordinate Principal Balance if such Payment Date occurs between and including March 2013 and February 2014, (c) 40% of the Original Subordinate Principal Balance if such Payment Date occurs between and including March 2014 and February 2015, (d) 45% of the Original Subordinate Principal Balance if such Payment Date occurs between and including March 2015 and February 2016, and (e) 50% of the Original Subordinate Principal Balance if such Payment Date occurs during or after March 2016.

                  In addition, if on any Payment Date the current weighted average of the Subordinate Percentages is equal to or greater than two times the weighted average of the initial Subordinate Percentage, and (a) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and bankruptcy and such Mortgage Loans with respect to which the related mortgaged property has been acquired by the Grantor Trust), averaged over the last six months, as a percentage of the aggregate Note Principal Balance of the Subordinate Notes does not exceed 50% and (b)(i) on or prior to the Payment Date occurring in February 2008, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 20% of the Original Subordinate Principal Balance and (ii) after the Payment Date occurring in February 2008, cumulative Realized Losses on the Mortgage Loans as of the end of the related Prepayment Period do not exceed 30% of the Original Subordinate Principal Balance, then, in each case, the Senior Prepayment Percentage for the Senior Notes for such Payment Date will equal the Senior Percentage for such Classes of Senior Notes; provided, however, if on such Payment Date the current weighted average of the Subordinate Percentages is equal to or greater than two times the weighted average of the initial Subordinate Percentages on or prior to the Payment Date occurring in February 2008 and the above delinquency and loss tests are met, then the Senior Prepayment Percentage for the Senior Notes for such Payment Date, will equal the Senior Percentage for such Classes of Senior Notes plus 50% of the related Subordinate Percentage on such Payment Date.

                  Notwithstanding the foregoing, if on any Payment Date, the percentage, the numerator of which is the aggregate Note Principal Balance of the Senior Notes of a Note Group immediately preceding such Payment Date, and the denominator of which is the Scheduled Principal Balance of the Mortgage Loans in the related Loan Group as of the beginning of the related Due Period, exceeds such percentage as of the Cut-off Date, then the related Senior Prepayment Percentage for such Payment Date will equal 100%.

                  HOLDER: Any Certificateholder, any Noteholder, or any Grantor Trust Certificateholder, as the context requires.

                  INDEMNIFIED PARTY: The meaning specified in Section 7.02 of the Trust Agreement.

                  INDENTURE: The indenture, dated as of February 28, 2005, among the Issuer, the Indenture Trustee and the Securities Administrator, relating to the Bear Stearns ARM Trust 2005-2 Mortgage-Backed Notes.

                  INDENTURE TRUSTEE: U.S. Bank National Association, and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

                  INDEPENDENT: When used with respect to any specified Person, the Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Seller, the Master Servicer, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Seller, the Master Servicer, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                  INDEPENDENT CERTIFICATE: A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Request and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                  INDEX: The index, if any, specified in a Mortgage Note by reference to which the related Mortgage Interest Rate will be adjusted from time to time.

                  INITIAL CERTIFICATION: The initial certification delivered by the Custodian pursuant to Section 2.3(a) of the Custodial Agreement in the form attached thereto as Exhibit One.

                  INITIAL NOTE PRINCIPAL BALANCE: With respect to the Class A-1 Notes, $1,661,650,700.00, with respect to the Class A-2 Notes, $866,300,200.00, with respect to the Class A-3 Notes, $25,100,000.00, with respect to the Class A-4 Notes, $28,966,100, with respect to the Class B-1 Notes, $13,085,000.00, with respect to the Class B-2 Notes, $18,432,900.00, with respect to the Class B-3 Notes, $6,583,300.00, with respect to the Class B-4 Notes, $3,949,900.00, with respect to the Class B-5 Notes, $2,633,300.00 and with respect to the Class B-6 Notes, $6,583,352.83.

                  INITIAL NOTIONAL AMOUNT: With respect to the Class X-1 Notes, $2,566,135,900.

                  INSURANCE POLICY: With respect to any Mortgage Loan, any standard hazard insurance policy, flood insurance policy or title insurance policy.

                  INSURANCE PROCEEDS: Amounts paid by the insurer under any Insurance Policy covering any Mortgage Loan or Mortgaged Property other than amounts required to be paid over to the Mortgagor pursuant to law or the related Mortgage Note or Security Instrument and other than amounts used to repair or restore the Mortgaged Property or to reimburse insured expenses.

                  INTEREST ADJUSTMENT DATE: With respect to a Mortgage Loan, the date, if any, specified in the related Mortgage Note on which the Mortgage Interest Rate is subject to adjustment.

                  INTEREST DETERMINATION DATE: With respect the Class A-1 Notes and Class A-3 Notes following the Note Rate Change Date and (i) the Accrual Periods for the first twelve Payment Dates commencing on the Payment Date in February 2009, the last Business Day of the Accrual Period for the Payment Date in February 2009, and (ii) with respect to any subsequent twelve Accrual Periods, the last Business Day of the Interest Accrual Period for the Payment Date occurring on the anniversary of the Payment Date related to the preceding Interest Determination Date. With respect the Class A-2 Notes and Class A-4 Notes following the Note Rate Change Date and (i) the Interest Accrual Periods for the first twelve Payment Dates commencing on the Payment Date in January 2009, the last LIBOR Business Day of the Accrual Period for the Payment Date in January 2009, and

(ii) with respect to any subsequent twelve Interest Accrual Periods, the last LIBOR Business Day of the Interest Accrual Period for the Payment Date occurring on the anniversary of the Payment Date related to the preceding Interest Determination Date.

                  INTEREST FUNDS: With respect to each Loan Group and any Payment Date (i) the sum, without duplication, of (a) all scheduled interest during the related Due Period with respect to the related Mortgage Loans less the Servicing Fee, (b) all Advances relating to interest with respect to the related Mortgage Loans made on or prior to the related Distribution Account Deposit Date, (c) all Compensating Interest with respect to the related Mortgage Loans and required to be remitted by the Master Servicer pursuant to this Agreement with respect to such Payment Date, (d) Liquidation Proceeds, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan, and Subsequent Recoveries with respect to the related Mortgage Loans collected during the related Prepayment Period (to the extent such Liquidation Proceeds and Subsequent Recoveries relate to interest), and (e) all amounts relating to interest with respect to each Mortgage Loan in such Loan Group repurchased by the Seller pursuant to Sections 2.02 and 2.03 of the Grantor Trust Agreement and by the Investor pursuant to Section 4.02 of the Wells Fargo Servicing Agreement, in each case to the extent remitted by the Master Servicer to the Payment Account pursuant to the Servicing Agreement, minus (ii) all amounts required to be reimbursed or paid pursuant to the Indenture or as otherwise set forth in any Basic Document, to the extent related to such Loan Group (or, if such reimbursement or payment not related to a Loan Group, then such Loan Group's pro rata share (based on aggregate Scheduled Principal Balance) of such reimbursement or payment).

                  INTEREST SHORTFALL: With respect to any Payment Date and each Mortgage Loan that during the related Prepayment Period was the subject of a Principal Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                  (a) Partial principal prepayments received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the amount of such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment;

                  (b) Principal prepayments in full received during the relevant Prepayment Period: The difference between (i) one month's interest at the applicable Net Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Rate) received at the time of such prepayment; and

                  (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a principal prepayment in part, on the amount so prepaid) at the related Net Rate over (ii) 30 days' interest (or, in the case of a principal prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

                  INTERIM CERTIFICATION: The interim certification delivered by the Custodian pursuant to Section 2.3(b) of the Custodial Agreement in the form attached thereto as Exhibit Two.

                  INVESTMENT COMPANY ACT: The Investment Company Act of 1940, as amended, and any amendments thereto.

                  INVESTOR: KKR Financial Corp.

                  IRS: The Internal Revenue Service.

                  ISSUER: Bear Stearns ARM Trust 2005-2, a Delaware statutory trust, or its successor in interest.

                  ISSUER REQUEST: A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                  LIBOR BUSINESS DAY: A day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  LIEN: Any mortgage, deed of trust, pledge, conveyance, hypothecation, assignment, participation, deposit arrangement, encumbrance, lien (statutory or other), preference, priority right or interest or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

                  LIQUIDATED MORTGAGE LOAN: With respect to any Payment Date, a defaulted Mortgage Loan that has been liquidated through deed-in-lieu of foreclosure, foreclosure sale, indenture trustee's sale or other realization as provided by applicable law governing the real property subject to the related Mortgage and any security agreements and as to which the Servicer has certified in the related Prepayment Period that it has received all amounts it expects to receive in connection with such liquidation.

                  LIQUIDATION DATE: With respect to any Liquidated Mortgage Loan, the date on which the Master Servicer or the Servicer has certified that such Mortgage Loan has become a Liquidated Mortgage Loan.

                  LIQUIDATION EXPENSES: With respect to a Mortgage Loan in liquidation, unreimbursed expenses paid or incurred by or for the account of the Master Servicer or the Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgage Property, such expenses including (a) property protection expenses, (b) property sales expenses, (c) foreclosure and sale costs, including court costs and reasonable attorneys' fees, and (d) similar expenses reasonably paid or incurred in connection with liquidation.

                  LIQUIDATION PROCEEDS: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through trustee's sale, foreclosure sale, Insurance Proceeds, condemnation proceeds or otherwise.

                  LOAN-TO-VALUE RATIO: With respect to any Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Mortgage Loan and the denominator of which is the Original Value of the related Mortgaged Property.

                  LOAN GROUP: Loan Group I or Loan Group II, as applicable.

                  LOAN GROUP I: The group of Mortgage Loans designated as belonging to Loan Group I on the Mortgage Loan Schedule.

                  LOAN GROUP II: The group of Mortgage Loans designated as belonging to Loan Group II on the Mortgage Loan Schedule.

                  LOSS ALLOCATION AMOUNT: With respect to any Payment Date, the amount payable by each of the Class B Grantor Trust Certificateholder and the Master Servicer for losses resulting from any investment of funds in the Master Servicer Collection Account required to be paid pursuant to the Servicing Agreement and the Grantor Trust Agreement on such Payment Date, which shall be the product of (i) the aggregate amount of any such losses and (ii) a fraction, the numerator of which is the number of days of investment income the Class B Grantor Trust Certificateholder or the Master Servicer, as applicable, are entitled to and the denominator of which is the total number of days of investment income for such Payment Date.

                  LOSS SEVERITY PERCENTAGE: With respect to any Payment Date, the percentage equivalent of a fraction, the numerator of which is the amount of Realized Losses incurred on a Mortgage Loan and the denominator of which is the Scheduled Principal Balance of such Mortgage Loan immediately prior to the liquidation of such Mortgage Loan.

                  LOST NOTES: The original Mortgage Notes that have been lost, as indicated on the Mortgage Loan Schedule.

                  MAJORITY CERTIFICATEHOLDER: A Holder of a 50.01% or greater Certificate Percentage Interest of the Trust Certificates.

                  MASTER SERVICER: Wells Fargo Bank, National Association, and its successors and assigns.

                  MASTER SERVICER CERTIFICATION: A written certification covering servicing of the Mortgage Loans by the Servicer and signed by an officer of the Master Servicer that complies with (i) the Sarbanes-Oxley Act of 2002, as amended from time to time, and (ii) the February 21, 2003 Statement by the Staff of the Division of Corporation Finance of the Securities and Exchange Commission Regarding Compliance by Asset-Backed Issuers with Exchange Act Rules 13a-14 and 15d-14, as in effect from time to time; provided that if, after the Closing Date (a) the Sarbanes-Oxley Act of 2002 is amended, (b) the Statement referred to in clause (ii) is modified or superceded by any subsequent statement, rule or regulation of the Securities and Exchange Commission or any statement of a division thereof, or (c) any future releases, rules and regulations are published by the Securities and Exchange Commission from time to time pursuant to the Sarbanes-Oxley Act of 2002, which in any such case affects the form or substance of the required certification and results in the required certification being, in the reasonable judgment of the Master Servicer, materially more onerous than the form of the required certification as of the Closing Date, the Master Servicer Certification shall be as agreed to by the Master Servicer and the Depositor following a negotiation in good faith to determine how to comply with any such new requirements.

                  MASTER SERVICER COLLECTION ACCOUNT: The trust account or accounts created and maintained pursuant to Section 3.02 of the Servicing Agreement. The Master Servicer Collection Account shall be an Eligible Account.

                  MASTER SERVICER COMPENSATION: As defined in Section 2.13 of the Servicing Agreement.

                  MASTER SERVICER EVENT OF DEFAULT: Has the meaning assigned to such term in Section 5.01 of the Servicing Agreement.

                  MATERIAL DEFECT: The meaning specified in Section 2.02(a) of the Grantor Trust Agreement.

                  MAXIMUM LIFETIME MORTGAGE RATE: The maximum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

                  MERS: Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS(R) SYSTEM: The system of recording transfers of Mortgages electronically maintained by MERS.

                  MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R) System.

                  MINIMUM LIFETIME MORTGAGE RATE: The minimum level to which a Mortgage Interest Rate can adjust in accordance with its terms, regardless of changes in the applicable Index.

                  MOM LOAN: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof, or as nominee for any subsequent assignee of the originator pursuant to an assignment of mortgage to MERS.

                  MONTHLY ADVANCE: An advance of principal or interest required to be made by the Servicer pursuant to the Wells Fargo Servicing Agreement or the Master Servicer pursuant to the Servicing Agreement.

                  MONTHLY PAYMENT: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for partial Principal Prepayments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

                  MOODY'S: Moody's Investors Service, Inc.

                  MORTGAGE: The mortgage, deed of trust or other instrument reflected on the Mortgage Loan Schedule as securing a Mortgage Loan.

                  MORTGAGE FILE: The file containing the Related Documents pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to the Grantor Trust Agreement.

                  MORTGAGE INTEREST RATE: The annual rate at which interest accrues from time to time on any Mortgage Loan pursuant to the related Mortgage Note, which rate is initially equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule.

                  MORTGAGE LOAN: A mortgage loan transferred and assigned to the Grantor Trust pursuant to Section 2.01 or Section 2.04 of the Grantor Trust Agreement, as identified in the Mortgage Loan Schedule, including a mortgage loan the property securing which has become an REO Property.

                  MORTGAGE LOAN PURCHASE AGREEMENT: The Mortgage Loan Purchase Agreement, dated as of February 28, 2005, between EMC Mortgage Corporation, as seller, and Structured Asset Mortgage Investments II Inc., as purchaser, and all amendments thereof and supplements thereto, attached to the Grantor Trust Agreement as Exhibit H.

                  MORTGAGE LOAN SCHEDULE: With respect to any date, the schedule of Mortgage Loans held by the Issuer on such date. The schedule of Mortgage Loans as of the Cut-off Date is the schedule set forth in Exhibit A to the Servicing Agreement, which schedule sets forth as to each Mortgage Loan:

                           (i)      the loan number,

                           (ii)     the city, state and zip code of the
                                    Mortgaged Property;

                           (iii)    the Mortgage Rate;

                           (iv)     the Servicing Fee Rate;

                           (v)      the Net Rate;

                           (vi)     the original term to maturity;

                           (vii)    the maturity date;

                           (viii)   the stated remaining term to maturity;

                           (ix)     the original principal balance;

                           (x)      the first Payment Date;

                           (xi) the Monthly Payment in effect as of the Cut-off Date;

                           (xii)    the Cut-off Date Principal Balance;

                           (xiii)   the Loan-to-Value Ratio at origination;

                           (xiv)    the paid-through date of the Mortgage Loan;

                           (xv) the Issuer of any Primary Mortgage Insurance Policy;

                           (xvi)    the Index and the Gross Margin, if
                                    applicable;

                           (xvii) the Maximum Lifetime Mortgage Rate, if applicable;

                           (xviii) the Minimum Lifetime Mortgage Rate, if applicable;

                           (xix) the Adjustment Date frequency and Payment Date frequency, if applicable;

                           (xx)     the Loan Group; and

                           (xxi)    the number of days delinquent, if any.

                  The Mortgage Loan Schedule shall also set forth the total number of Mortgage Loans, the total of each of the amounts described under (ix) and (xii) above for all of the Mortgage Loans, the weighted average by principal balance of each of the rates described under (iii), (iv) and (v) above for all of the Mortgage Loans and the weighted average remaining term to maturity by unpaid principal balance as of the Cut-off Date for all of the Mortgage Loans.

                  MORTGAGE NOTE: The originally executed note or other evidence of the indebtedness of a Mortgagor under the related Mortgage Loan.

                  MORTGAGED PROPERTY: Land and improvements securing the indebtedness of a Mortgagor under the related Mortgage Loan or, in the case of REO Property, such REO Property.

                  MORTGAGOR: The obligor on a Mortgage Note.

                  NET COLLECTIONS: With respect to any Liquidated Mortgage Loan, an amount equal to all payments on account of interest and principal on such Mortgage Loan.

                  NET INTEREST SHORTFALL: With respect to any Payment Date, the Interest Shortfall, if any, for such Payment Date net of Compensating Interest made with respect to such Payment Date.

                  NET LIQUIDATION PROCEEDS: With respect to any Liquidated Mortgage Loan, Liquidation Proceeds and Subsequent Recoveries net of unreimbursed advances by the Servicer, Monthly Advances, expenses incurred by the Servicer in connection with the liquidation of such Mortgage Loan and the related Mortgaged Property, and any other amounts payable to the Servicer under the Wells Fargo Servicing Agreement.

                  NET RATE or NET MORTGAGE RATE: For any Mortgage Loan, the then applicable Mortgage Rate thereon less the Servicing Fee Rate.

                   NON-FORECLOSURE NOTICE: The notice to be delivered by the Servicer to the Master Servicer (pursuant to the Wells Fargo Servicing Agreement) in the event that the Servicer determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 60 days' or more delinquent, pursuant to which notice the Servicer shall specify that it does not intend to proceed with such foreclosure proceedings and shall state such other action as it intends to take with respect to such Mortgage Loan.

                  NONRECOVERABLE ADVANCE: Any advance or Monthly Advance (i) which was previously made or is proposed to be made by the Master Servicer, the Grantor Trustee solely as successor Master Servicer, or the Servicer and (ii) which, in the good faith judgment of the Master Servicer, the Grantor Trustee as successor Master Servicer or the Servicer, will not or, in the case of a proposed advance or Monthly Advance, would not, be ultimately recoverable by the Master Servicer, the Grantor Trustee as successor Master Servicer, or the Servicer from Liquidation Proceeds, Insurance Proceeds or future payments on the Mortgage Loan for which such advance or Monthly Advance was made or is proposed to be made.

                  NOTE: A Class A, Class B or Class X-1 Note.

                  NOTEHOLDER: The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer, the Indenture Trustee, the Seller, the Securities Administrator or the Master Servicer or any Affiliate of any of them shall be deemed not to be a holder or holders, nor shall any so owned be considered outstanding, for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement; provided that, in determining whether the Indenture Trustee or Securities Administrator shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee or Securities Administrator has actual knowledge to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Securities Administrator or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

                  NOTE INTEREST RATE: With respect to Class A-1 Notes and Class A-3 Notes (a) on or prior to the related Note Rate Change Date, the lesser of
(i) 4.125% per annum and (ii) the related Available Funds Rate; and (b) thereafter, the least of (i) One-Year LIBOR Note Index plus 2.45% per annum (ii) 9.185% per annum and (iii) the related Available Funds Rate. With respect to Class A-2 Notes and Class A-4 Notes (a) on or prior to the related Note Rate Change Date, the lesser of

(i) 4.125% per annum and (ii) the related Available Funds Rate; and (b) thereafter, the least of (i) One-Year U.S. Treasury Note Index plus 1.95% per annum (ii) 9.180% per annum and (iii) the related Available Funds Rate. With respect to each Class of Class B Notes, the weighted average of the weighted average of the Net Rates of the Mortgage Loans in each Loan Group, weighted in proportion to the results of subtracting from the aggregate Scheduled Principal Balance of the Mortgage Loans of each such Loan Group the Note Principal Balance of the related Classes of Senior Notes. With respect to the Class X-1 Notes, the lesser of (a) zero and (b) the excess, if any, of (i) the weighted average of the Net Rates of the Mortgage Loans over (ii) the weighted average of the Note Interest Rates on the Senior Notes.

                  NOTE OWNER: The Beneficial Owner of a Note.

                  NOTE PRINCIPAL BALANCE: With respect to any Note (other than the Class X-1 Notes) as of any Payment Date, the initial principal amount of such Note reduced by (i) all amounts distributed on previous Payment Dates on such Note with respect to principal, (ii) the principal portion of all Realized Losses allocated prior to such Payment Date to such Note, taking account of the Loss Allocation Amount and (iii) in the case of a Subordinate Note, such Class's pro rata share, if any, of the applicable Subordinate Writedown Amount for previous Payment Dates, plus any Subsequent Recoveries added to the Note Principal Balance of such Note. With respect to any Class of Notes (other than the Class X-1 Notes), the Note Principal Balance thereof shall be equal to the sum of the Note Principal Balances of all Outstanding Notes of such Class.

                  NOTE RATE CHANGE DATE: With respect to the Class A-3 Notes, the Payment Date in January 2009 and with respect to the Class A-4 Notes, the Payment Date in December 2008.

                  NOTE REGISTER: The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

                  NOTE REGISTRAR: The Securities Administrator, in its capacity as Note Registrar, or any successor to the Securities Administrator in such capacity.

                  NOTIONAL AMOUNT: With respect to the Class X-1 Notes and each Payment Date, an amount equal to the aggregate Note Principal Balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes before giving effect to distributions to be made on such Payment Date.

                  OFFICER'S CERTIFICATE: With respect to the Master Servicer, a certificate signed by the President, Managing Director, a Director, a Vice President or an Assistant Vice President, of the Master Servicer and delivered to the Indenture Trustee or the Securities Administrator, as applicable. With respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 10.01 of the Indenture, and delivered to the Indenture Trustee. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

                  ONE-YEAR LIBOR NOTE INDEX: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the London interbank offered rate for one-year United States dollar deposits, as such rates appear on the Telerate Screen Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date.

                  In the event that on any Interest Determination Date, Telerate Screen 3750 fails to indicate the London interbank offered rate for one-year United States dollar deposits, then the One-Year LIBOR Note Index for the related Accrual Period will be established by the Securities Administrator as follows:

                           (i) If on such Interest Determination Date two or
                  more Reference Banks provide such offered quotations, the One-Year LIBOR Note Index for the related Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

                           (ii) If on such Interest Determination Date fewer
                  than two Reference Banks provide such offered quotations, the One-Year LIBOR Note Index for the related Accrual Period shall be the higher of (i) the One-Year LIBOR Note Index as determined on the previous Interest Determination Date and
                  (ii) the Reserve Interest Rate.

                  ONE-YEAR U.S. TREASURY NOTE INDEX: With respect to any Accrual Period, the rate determined by the Securities Administrator on the related Interest Determination Date on the basis of the weekly average yield on U.S. Treasury securities adjusted to a constant maturity of one year as reported in the Release on the related Interest Determination Date or, if not so available, as most recently available immediately prior to such Interest Determination Date.

                  OPINION OF COUNSEL: A written opinion of counsel acceptable to the Indenture Trustee in its reasonable discretion which counsel may be in-house counsel for the Depositor or the Seller if acceptable to the Indenture Trustee, the Grantor Trustee and the Rating Agencies or outside counsel for the Depositor, the Seller, the Issuer or the Master Servicer, as the case may be.

                  OPTIONAL TERMINATION DATE: The Payment Date occurring after the first Payment Date for which the aggregate Scheduled Principal Balance of the Mortgage Loans as of the end of the related Due Period has been reduced to 10% or less of the Cut-off Date Balance.

                  ORIGINAL SUBORDINATE PRINCIPAL BALANCE: The aggregate Note Principal Balance of the Class B Notes as of the Closing Date.

                  ORIGINAL VALUE: The lesser of (i) the Appraised Value or (ii) the sales price of a Mortgaged Property at the time of origination of a Mortgage Loan, except in instances where either clauses (i) or (ii) is unavailable, the other may be used to determine the Original Value, or if both clauses (i) and
(ii) are unavailable, Original Value may be determined from other sources reasonably acceptable to the Depositor.

                  OUTSTANDING: With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under this Indenture except:

                           (i) Notes theretofore canceled by the Note Registrar
                  or delivered to the Securities Administrator for cancellation; and

                           (ii) Notes in exchange for or in lieu of which other
                  Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Securities Administrator is presented that any such Notes are held by a holder in due course.

                  OUTSTANDING MORTGAGE LOAN: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased or replaced.

                  OUTSTANDING PRINCIPAL BALANCE: As of the time of any determination, the principal balance of a Mortgage Loan remaining to be paid by the Mortgagor, or, in the case of an REO Property, the principal balance of the related Mortgage Loan remaining to be paid by the Mortgagor at the time such property was acquired by the Trust less any Excess Liquidation Proceeds with respect thereto to the extent applied to principal.

                  OWNER TRUST ESTATE: The corpus of the Issuer created by the Trust Agreement which consists of items referred to in Section 3.01 of the Trust Agreement.

                  OWNER TRUSTEE: Wilmington Trust Company and its successors and assigns or any successor owner trustee appointed pursuant to the terms of the Trust Agreement.

                  PAYING AGENT: Any paying agent or co-paying agent appointed under the Indenture, which initially shall be the Securities Administrator.

                  PAYMENT ACCOUNT: The trust account or accounts created and maintained pursuant to Section 3.01 of the Indenture, which shall be denominated Wells Fargo Bank, as Securities Administrator f/b/o holders of Bear Stearns ARM Trust 2005-2, Mortgage-Backed Notes, Series 2005-2 - Payment Account." The Payment Account shall be an Eligible Account.

                  PAYMENT ACCOUNT DEPOSIT DATE: The Business Day prior to each Payment Date.

                  PAYMENT DATE: The 25th day of each month, or if such day is not a Business Day, then the next Business Day, commencing in March 2005.

                  PERCENTAGE INTEREST: With respect to any Note, the percentage obtained by dividing the Note Principal Balance of such Note by the aggregate Note Principal Balances of all Notes of that Class. With respect to any Certificate, the percentage as stated on the face thereof.

                  PERIODIC RATE CAP: With respect to any Mortgage Loan, the maximum rate, if any, by which the Mortgage Rate on such Mortgage Loan can adjust on any Adjustment Date, as stated in the related Mortgage Note or Mortgage.

                  PERMITTED INVESTMENTS: Any one or more of the following obligations or securities held in the name of the Indenture Trustee for the benefit of the Noteholders:

                  (i) direct obligations of, and obligations the timely payment of which are fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

                  (ii) (a) demand or time deposits, federal funds or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (including the Indenture Trustee, Securities Administrator or the Master Servicer or its Affiliates acting in its commercial banking capacity) and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term debt rating and/or the long-term unsecured debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have the Applicable Credit Rating or better from the Rating Agencies and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above where the Securities Administrator holds the security therefor;

                  (iv) securities bearing interest or sold at a discount issued by any corporation (including the Indenture Trustee, Securities Administrator or the Master Servicer or its Affiliates) incorporated under the laws of the United States of America or any state thereof that have the Applicable Credit Rating or better from the Rating Agencies at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust to exceed 10% of the aggregate Outstanding Principal Balances of all the Mortgage Loans and Permitted Investments held as part of the Trust as determined by the Master Servicer;

                  (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) having the Applicable Credit Rating or better from the Rating Agencies at the time of such investment;

                  (vi) a Reinvestment Agreement issued by any bank, insurance company or other corporation or entity;

                  (vii) any other demand, money market or time deposit, obligation, security or investment as may be acceptable to the Rating Agencies as evidenced in writing by the Rating Agencies to the Securities Administrator; and



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



                  (viii) any money market or common trust fund having the Applicable Credit Rating or better from the Rating Agencies, including any such fund for which the Securities Administrator or Master Servicer or any affiliate of the Securities Administrator or Master Servicer acts as a manager or an advisor; provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par as determined by the Master Servicer.

                  PERSON: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  PLAN: Any employee benefit plan or certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that are subject to ERISA or Section 4975 of the Code.

                  PLAN ASSETS: Assets of a Plan within the meaning of Department of Labor regulation 29 C.F.R. ss. 2510.3-101.

                  PLEDGED AMOUNT: With respect to any Pledged Asset Loan, the amount of money remitted to the related pledgor at the direction of or for the benefit of the related Mortgagor.

                  PLEDGED ASSET LOAN: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property.

                  PLEDGED ASSETS: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, instruments, documents, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan and any related collateral.

                  POOL BALANCE: With respect to any date of determination, the aggregate of the Scheduled Principal Balances of all Mortgage Loans as of such date.

                  PREPAYMENT INTEREST SHORTFALL: As to any Payment Date, Interest Shortfalls, if any, of the type described in clauses (a) and (b) of the definition thereof, for such Payment Date, net of Compensating Interest Payments made with respect to such Payment Date.



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



                  PREPAYMENT PERIOD: With respect any Mortgage Loan and any Payment Date, the calendar month immediately preceding the month in which such payment occurs.

                  PRIMARY MORTGAGE INSURANCE POLICY: Any primary mortgage guaranty insurance policy issued in connection with a Mortgage Loan which provides compensation to a Mortgage Note holder in the event of default by the obligor under such Mortgage Note or the related Security Instrument, if any, or any replacement policy therefor through the related Accrual Period for such Class relating to a Payment Date.

                  PRINCIPAL FUNDS: With respect to each Loan Group and any Payment Date, (i) the sum, without duplication, of (a) all scheduled principal collected during the related Due Period, (b) all Advances relating to principal made on or before the Payment Account Deposit Date, (c) Principal Prepayments exclusive of prepayment charges or penalties collected during the related Prepayment Period, (d) the Scheduled Principal Balance of each Mortgage Loan in the related Loan Group that was repurchased by the Seller pursuant to Sections
2.02 and 2.03 of the Grantor Trust Agreement and by the Investor pursuant to
Section 4.02 of the Wells Fargo Servicing Agreement, (e) the aggregate of all Substitution Adjustment Amounts for the related Determination Date in connection with the substitution of Mortgage Loans pursuant to Section 2.03(c), (f) all Liquidation Proceeds, including the proceeds from the liquidation of Pledged Assets for any Pledged Asset Loan, and Subsequent Recoveries collected during the related Prepayment Period (to the extent such Liquidation Proceeds and Subsequent Recoveries relate to principal), in each case to the extent remitted by the Master Servicer to the Distribution Account pursuant to this Agreement and (g) amounts in respect of principal paid by the Majority Certificateholder pursuant to the Trust Agreement, minus (ii) all amounts required to be reimbursed or paid pursuant to the Indenture or otherwise set forth in any Basic Document, to the extent related to such Loan Group (or, if such reimbursement or payment is not related to a Loan Group, then such Loan Group's pro rata share (based on aggregate Scheduled Principal Balance) of such reimbursement or payment), to the extent not reimbursed or paid from the related Interest Funds for such Payment Date.

                  PRINCIPAL PREPAYMENT: Any payment (whether partial or full) or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date to the extent that it is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment, including Insurance Proceeds and Repurchase Proceeds, but excluding the principal portion of Excess Liquidation Proceeds.

                  PRIVATELY OFFERED NOTES: Any of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class X-1 Notes.

                  PROCEEDING: Any suit in equity, action at law or other judicial or administrative proceeding.

                  PROSPECTUS: The Supplement to the Prospectus Supplement dated March 15, the Prospectus Supplement, dated February 28, 2005, together with the attached Prospectus, dated December 20, 2004.



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



                  PROTECTED ACCOUNT: An account established and maintained for the benefit of Holders of the Grantor Trust Certificates by the Servicer with respect to the Mortgage Loans and with respect to REO Property pursuant to the Wells Fargo Servicing Agreement. The Protected Account shall be an Eligible Account.

                  PUBLICLY OFFERED NOTES: Any of the Class A-1 Notes and Class A-2 Notes.

                  PURCHASER: Structured Asset Mortgage Investments II Inc., a Delaware corporation, and its successors and assigns.

                  QUALIFIED INSURER: Any insurance company duly qualified as such under the laws of the state or states in which the related Mortgaged Property or Mortgaged Properties is or are located, duly authorized and licensed in such state or states to transact the type of insurance business in which it is engaged and approved as an insurer by the Master Servicer, so long as the claims paying ability of which is acceptable to the Rating Agencies for mortgage-backed notes having the same rating as the Notes rated by the Rating Agencies as of the Closing Date.

                  RATING AGENCY: Any nationally recognized statistical rating organization, or its successor, that rated the Notes at the request of the Depositor at the time of the initial issuance of the Notes. Initially, Standard & Poor's and Moody's. If such organization or a successor is no longer in existence, "Rating Agency" with respect to the Notes shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Indenture Trustee and Master Servicer. References herein to the highest short term unsecured rating category of a Rating Agency shall mean A-1 or better in the case of Standard & Poor's, P-1 in the case of Moody's and in the case of any other Rating Agency shall mean such equivalent ratings. References herein to the highest long-term rating category of a Rating Agency shall mean "AAA" in the case of Standard & Poor's, "Aaa" in the case of Moody's and in the case of any other Rating Agency, such equivalent rating.

                  REALIZED LOSS: Any (i) Bankruptcy Loss or (ii) as to any Liquidated Mortgage Loan, (x) the Outstanding Principal Balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Mortgage Interest Rate through the last day of the month of such liquidation, less (y) the related Excess Liquidation Proceeds with respect to such Mortgage Loan and the related Mortgage Property.

                  RECORD DATE: With respect to any Class of Notes and the Trust Certificate and any Payment Date, the close of business on the last Business Day of the calendar month immediately preceding such Payment Date.

                  REFERENCE BANKS: Any leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Screen Page 3750 on the Interest Determination Date for the Class A-2 Notes and Class A-4 Notes in question, (iii) which have been designated as such by the Securities Administrator and (iv) which are not Affiliates of the Depositor or the Seller.

                  REGISTERED HOLDER: The Person in whose name a Note is registered in the Note Register on the applicable Record Date.

                  RELATED DOCUMENTS: With respect to each Mortgage Loan, the documents specified in Section 2.01(b)(i)-(vii) of the Grantor Trust Agreement and any documents required to be added to such documents pursuant to the Grantor Trust Agreement or the Mortgage Loan Purchase Agreement.

                  RELEASE: The Federal Reserve Board's statistical Release No. H.15(519).

                  RELIEF ACT: Servicemembers Civil Relief Act.

                  RELIEF ACT MORTGAGE LOAN: Any Mortgage Loan as to which the Scheduled Payment thereof has been reduced due to the application of the Relief Act.

                  REO PROPERTY: A Mortgaged Property acquired in the name of the Indenture Trustee, for the benefit of the Noteholders, by foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

                  REPURCHASE PRICE: With respect to any Mortgage Loan (or any property acquired with respect thereto) repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement , Article II of the Grantor Trust Agreement or Section 2.19 of the Servicing Agreement, an amount equal to the sum of (i)(a) 100% of the Outstanding Principal Balance of such Mortgage Loan as of the date of repurchase (or if the related Mortgaged Property was acquired with respect thereto, 100% of the Outstanding Principal Balance at the date of the acquisition), plus (b) accrued but unpaid interest on the Outstanding Principal Balance at the related Mortgage Interest Rate, through and including the last day of the month of repurchase, plus (c) any unreimbursed Monthly Advances and servicing advances payable to the Servicer or to the Master Servicer and (ii) any costs and damages (if any) incurred by the Trust in connection with any violation of such Mortgage Loan of any anti- predatory lending laws.

                  REPURCHASE PROCEEDS: the Repurchase Price in connection with any repurchase of a Mortgage Loan by the Seller and any cash deposit in connection with the substitution of a Mortgage Loan.

                  REQUEST FOR RELEASE: A request for release in the form attached to the Custodial Agreement as Exhibit Four.

                  REQUIRED INSURANCE POLICY: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under the Servicing Agreement with respect to such Mortgage Loan.

                  RESERVE INTEREST RATE: With respect to any Interest Determination Date, the rate per annum that the Securities Administrator determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.0625%) of the one-year United States dollar lending rates which New York City banks selected by the Securities Administrator are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or (ii) in the event that the Securities Administrator can determine no such arithmetic mean, the lowest one-year United States dollar lending rate which New York City banks selected by the Securities Administrator are quoting on such Interest Determination Date to leading European banks.

                  RESPONSIBLE OFFICER: With respect to the Securities Administrator, any officer of the Securities Administrator with direct responsibility for the administration of the Indenture and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject; and with respect to the Indenture Trustee, any vice president, assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject or who shall have direct responsibility for the administration of this Indenture.

                  SCHEDULED PAYMENT: With respect to any Mortgage Loan and any month, the scheduled payment or payments of principal and interest due during such month on such Mortgage Loan which either is payable by a Mortgagor in such month under the related Mortgage Note or, in the case of REO Property, would otherwise have been payable under the related Mortgage Note.

                  SCHEDULED PRINCIPAL: The principal portion of any Scheduled Payment.

                  SCHEDULED PRINCIPAL BALANCE: With respect to any Mortgage Loan and any Payment Date (1) the unpaid principal balance of such Mortgage Loan as of the close of business on the related Due Date (taking account of the principal payment to be made on such Due Date and irrespective of any delinquency in its payment), as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding occurring after the Cut-off Date (other than a Deficient Valuation) or any moratorium or similar waiver or grace period) less (2) any Principal Prepayments and the principal portion of any Excess Liquidation Proceeds received during or prior to the immediately preceding Prepayment Period; provided that the Scheduled Principal Balance of any Liquidated Mortgage Loan is zero.

                  SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                  SECURITIES ADMINISTRATOR: Wells Fargo Bank, National Association, or its successor in interest, or any successor securities administrator.

                  SECURITY: Any of the Certificates or Notes.

                  SECURITYHOLDER or HOLDER: Any Noteholder or Certificateholder.



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



                  SECURITY INSTRUMENT: A written instrument creating a valid first lien on a Mortgaged Property securing a Mortgage Note, which may be any applicable form of mortgage, deed of trust, deed to secure debt or security deed, including any riders or addenda thereto.

                  SELLER: EMC Mortgage Corporation, and its successors and assigns.

                  SERVICER: Wells Fargo Bank, National Association, and its successors and assigns.

                  SERVICER REMITTANCE DATE: With respect to each Mortgage Loan, the date set forth in the Wells Fargo Servicing Agreement.

                  SERVICING AGREEMENT: The Servicing Agreement, dated February 28, 2005, among the Depositor, the Master Servicer, the Securities Administrator and the Grantor Trustee.

                  SERVICING FEE: The Servicer will be entitled to receive a fee as compensation for its activities under the Wells Fargo Servicing Agreement equal to the Servicing Fee Rate, multiplied by the Scheduled Principal Balance of each Mortgage Loan as of the Due Date in the month preceding the month in which such Payment Date occurs.

                  SERVICING FEE RATE: With respect to any Mortgage Loan, 0.25% per annum.

                  SERVICING OFFICEr: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Indenture Trustee by the Master Servicer, as such list may be amended from time to time.

                  STANDARD & POOR'S: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

                  STATUTORY TRUST STATUTE: Chapter 38 of Title 12 of the Delaware Code, 12 DEL. Code ss.ss.3801 ET SEQ., as the same may be amended from time to time.


                  SUBORDINATE NOTES: Any of the Class B-1, Class B-2, Class B-3, Class X-1, Class B-4, Class B-5 and Class B-6 Notes.

                  SUBORDINATE OPTIMAL PRINCIPAL AMOUNT: As to any Payment Date, an amount equal to the sum, without duplication, of the following for the Mortgage Loans (but in no event greater than the aggregate Note Principal Balance of the Class B Notes immediately prior to such Payment Date):

                  (1) the applicable Subordinate Percentage of the principal portion of all Monthly Payments due on each Outstanding Mortgage Loan on the related Due Date, as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period);

                  (2) the applicable Subordinate Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was the subject of a Principal Prepayment in full during the related Prepayment Period;

                  (3) the applicable Subordinate Prepayment Percentage of all partial prepayments of principal received during the applicable Prepayment Period for each Mortgage Loan;

                  (4) the excess, if any, of (A) all Net Liquidation Proceeds with respect to the Mortgage Loans allocable to principal received during the related Prepayment Period in respect of each Liquidated Mortgage Loan over (B) the sum of the amounts distributable pursuant to clause (4) of the definition of Senior Optimal Principal Amount;

                  (5) the applicable Subordinate Prepayment Percentage of the sum of (a) the Scheduled Principal Balance of each Mortgage Loan or related REO Property which was repurchased with respect to such Payment Date and (b) the excess, if any, of the Scheduled Principal Balance of a Mortgage Loan that has been replaced with an Eligible Substitute Mortgage Loan pursuant to Section 2.04 of the Grantor Trust Agreement or the Mortgage Loan Purchase Agreement with respect to such Payment Date over the Scheduled Principal Balance of such Eligible Substitute Mortgage Loan; and

                  (6) on the Payment Date on which the Note Principal Balance of the Class A Notes has all been reduced to zero, 100% of any applicable Senior Optimal Principal Amount.

After the aggregate Note Principal Balance of the Class B Notes has been reduced to zero, the Subordinate Optimal Principal Amount shall be zero.

                  SUBORDINATE PERCENTAGE: On any Payment Date, 100% minus the related Senior Percentage. The initial Subordinate Percentage for each Loan Group will be equal to approximately 2.55%.

                  SUBORDINATE PREPAYMENT PERCENTAGE: With respect to each Loan Group as of any Payment Date, 100% minus the related Senior Prepayment Percentage.

                  SUBORDINATE WRITEDOWN AMOUNT: With respect to the Subordinate Notes, the amount by which (a) the sum of the Note Principal Balances of the Class B Notes (after giving effect to the distribution of principal and the allocation of applicable Realized Losses in reduction on a pro rata basis of the Note Principal Balances of such Notes on such Payment Date) exceeds (b) the aggregate Scheduled Principal Balances of the Mortgage Loans on the Due Date related to such Payment Date.

                  SUBSTITUTE MORTGAGE LOAN: A mortgage loan tendered to the Indenture Trustee pursuant to the Mortgage Loan Purchase Agreement or Section
2.04 of the Grantor Trust Agreement, as applicable, in each case, (i) which has an Outstanding Principal Balance not greater nor materially less than the Mortgage Loan for which it is to be substituted; (ii) which has a Mortgage Interest Rate and Net Rate not less than, and not materially greater than, such Mortgage Loan; (iii) which has a maturity date not materially earlier or later than such Mortgage Loan and not later than the latest maturity date of any Mortgage Loan; (iv) which is of the same property type and occupancy type as such Mortgage Loan; (v) which has a Loan-to-Value Ratio not greater than the Loan-to-Value Ratio of such Mortgage Loan; (vi) which is current in payment of principal and interest as of the date of substitution;
(vii) as to which the payment terms do not vary in any material respect from the payment terms of the Mortgage Loan for which it is to be substituted and (viii) which has a Gross Margin and Maximum Lifetime Mortgage Rate no less than those of such Mortgage Loan, has the same Index and interval between Interest Adjustment Dates as such Mortgage Loan, and a Minimum Lifetime Mortgage Rate no lower than that of such Mortgage Loan.

                  SUBORDINATE NOTE: Any of the Class B Notes or Class X-1 Notes.

                  SUBSEQUENT RECOVERIES: Any Liquidation Proceeds received by the related Servicer after the final liquidation of a Mortgage Loan and remitted by it to the Master Servicer.

                  TELERATE SCREEN PAGE 3750: The display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

                  TREASURY REGULATIONS: Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  TRUST: The Bear Stearns ARM Trust 2005-2 to be created pursuant to the Trust Agreement.

                  TRUST AGREEMENT: The Trust Agreement, dated as of February 24, 2005, as amended by the Amended and Restated Trust Agreement, dated as of February 28, 2005, among the Owner Trustee, the Depositor and the Securities Administrator, as Certificate Registrar and Certificate Paying Agent, relating to the Trust.

                  TRUST ESTATE: The meaning specified in the Granting Clause of the Indenture.

                  TRUST INDENTURE ACT OR TIA: The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

                  UCC: The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

                  UNDERWRITER: Bear, Stearns & Co. Inc.

                  UNINSURED CAUSE: Any cause of damage to a Mortgaged Property or related REO Property such that the complete restoration of such Mortgaged Property or related REO Property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to the Wells Fargo Servicing Agreement, without regard to whether or not such policy is maintained.

                  WELLS FARGO SERVICING AGREEMENT: The Master Mortgage Loan Purchase Agreement dated as of October 1, 2004, dated as of February 28, 2005, between Structured Asset Mortgage Investments II. Inc. as depositor and Wells Fargo Bank, N.A., as servicer, as modified by the Assignment Agreement.